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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number  811-08481
                                  -----------------------------------------

                         Nations Separate Account Trust
    ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                           One Bank of America Plaza
                                 NC1-002-33-31
                                  Charlotte NC                28255
    ----------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                           Corporation Trust Company
                            Corporation Trust Center
                               1209 Orange Street
                              Wilmington, DE 19801
    ----------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  704-388-4353
                                                   -----------------------

Date of fiscal year end:  December 31
                        ---------------------------

Date of reporting period:  December 31, 2003
                         --------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                NATIONS SEPARATE
                                  ACCOUNT TRUST





                                  Annual Report
                               December 31, 2003

TABLE OF CONTENTS

                                     PORTFOLIO COMMENTARY
                                     Nations Separate Account Trust Marsico International
                                       Opportunities Portfolio                                       2
                                     Nations Separate Account Trust International Value Portfolio    4
                                     Nations Separate Account Trust Marsico Focused Equities
                                       Portfolio                                                     6
                                     Nations Separate Account Trust Small Company Portfolio          8
                                     Nations Separate Account Trust Marsico 21st Century
                                       Portfolio                                                    10
                                     Nations Separate Account Trust Marsico Growth Portfolio        12
                                     Nations Separate Account Trust Capital Growth Portfolio        14
                                     Nations Separate Account Trust MidCap Growth Portfolio         17
                                     Nations Separate Account Trust Value Portfolio                 19
                                     Nations Separate Account Trust Asset Allocation Portfolio      21
                                     Nations Separate Account Trust High Yield Bond Portfolio       23
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       25
                                     Statements of operations                                       70
                                     Statements of changes in net assets                            72
                                     Schedule of capital stock activity                             76
                                     Financial highlights                                           78
                                     Notes to financial statements                                  82

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
JAMES G. GENDELMAN,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                               NATIONS MARSICO INTERNATIONAL
                                                                  OPPORTUNITIES PORTFOLIO                   MSCI EAFE
                                                               -----------------------------                ---------
Mar. 27 1998                                                              10000.00                           10000.00
                                                                          10190.00                           10106.00
1998                                                                      10311.00                           10461.00
                                                                          10973.00                           10876.00
1999                                                                      14750.00                           13282.00
                                                                          14483.00                           12742.00
2000                                                                      12714.00                           11400.00
                                                                          11565.00                            9733.00
2001                                                                      10936.00                            8953.00
                                                                          11595.00                            8808.00
2002                                                                      10132.00                            7526.00
                                                                          11474.00                            8239.00
Dec. 31 2003                                                              14210.00                           10430.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/03)
--------------------------------

                                                    SINCE
                       1 YEAR   3 YEAR   5 YEAR   INCEPTION*
NATIONS MARSICO        40.25%    3.78%    6.63%     6.28%
  INTERNATIONAL
  OPPORTUNITIES
  PORTFOLIO
MSCI EAFE              38.59%   -2.91%   -0.05%     0.74%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico International Opportunities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.




HOW DID THE PORTFOLIO PERFORM?




For the year ended December 31, 2003, Nations Marsico International Opportunities Portfolio returned 40.25%, outperforming the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1), its benchmark, which had a total return of 38.59% for the same period.







WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)




Strategic positioning and stock selection contributed to the Portfolio's outperformance in 2003. The Portfolio especially benefited from good stock selection within the telecommunications sector. UK-based operator of broadband networks, NTL Incorporated, gained 272% and was the Portfolio's strongest performing position for the year. France Telecom SA was the strongest performing position for the first half of the year, posting a return of 69% prior to being sold.




Generally, investment results for the Portfolio's financial positions were also strong during the year. Unibanco Holdings, HSBC Holdings plc and UBS AG were among the Portfolio's top performing positions in the sector. The consumer discretionary sector also produced strong aggregate returns. Spanish broadcaster Sogecable, SA and automakers Bayerische Motoren Werke (BMW) AG and Nissan Motor Company, Ltd. were the sector's leading contributors to performance. Underweight positions in the energy and utilities sectors also added to the Portfolio's outperformance versus its benchmark.




Results from the Portfolio's exposures in the information technology sector and transportation industry were mixed and detracted from the overall performance. Strong gains delivered by Marconi Corporation plc, which rose 118% during the period, were largely offset by poor performance of holdings in Advantest and Sohu.com Inc. Similarly, Ryanair Holdings plc, the Portfolio's largest individual position at December 31, 2003, returned 37% for the year, while shares of Westjet Airlines lost 4%.




In addition, certain individual positions had a negative effect on the investment results. These individual positions were sold during the year. These included The Seiyu, Ltd., Shiseido Company, Ltd., Sumitomo Mitsui Banking Corporation, Credit Suisse First Boston, Inditex, Takeda Chemicals and Porsche AG.




As of December 31, 2003 the Portfolio's largest sector-related allocations encompassed consumer discretionary, financials, information technology and industrials.







INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.




(1)The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES PORTFOLIO (CONTINUED)


WHAT IS YOUR OUTLOOK FOR 2004?(3)

We believe that solid growth in the United States will fuel a global economic recovery in 2004. Low interest rates and inflation in the U.S. create a positive backdrop for international markets, especially emerging markets. We continue to see many positive trends in the international investment environment: reflation of asset prices in Japan and Hong Kong, visibility of GDP growth in China, strong consumer spending patterns in India and an improvement in capital expenditures on a global basis. However, the weak U.S. dollar is a concern going forward. In particular, a weak dollar has a negative effect on export growth in Europe and could hinder a European recovery in 2004. As we look for positive market returns internationally, we are maintaining an optimistic view of opportunities in the Asia Pacific region, including Japan, and in select emerging markets such as Brazil, China, and India.


(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS INTERNATIONAL
VALUE PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
LARGECAP INVESTMENT COMMITTEE,
Brandes Investment Partners, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                NATIONS INTERNATIONAL VALUE
                                                                         PORTFOLIO                          MSCI EAFE
                                                                ---------------------------                 ---------
Jul. 7 2000                                                               10000.00                           10000.00
                                                                           9090.00                            9194.00
2000                                                                       9465.00                            8947.00
                                                                           8853.00                            7718.00
                                                                           9003.00                            7638.00
                                                                           7760.00                            6569.00
2001                                                                       8532.00                            7027.00
                                                                           8370.00                            6913.00
2002                                                                       7164.00                            5907.00
                                                                           8147.00                            6467.00
Dec. 31 2003                                                              10837.00                            8186.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/03)
--------------------------------

                                                  SINCE
                            1 YEAR    3 YEAR    INCEPTION*
NATIONS INTERNATIONAL       51.28%     4.61%       2.33%
  VALUE PORTFOLIO
MSCI EAFE                   38.59%    -2.91%      -5.55%

*Annualized Returns. Inception date is July 7, 2000.
The chart represents a hypothetical investment in Nations International Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.




NATIONS INTERNATIONAL VALUE PORTFOLIO NO LONGER ACCEPTS NEW INVESTMENTS. SHARES OF THE PORTFOLIO MAY ONLY BE PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS BY THE PORTFOLIO.




HOW DID THE PORTFOLIO PERFORM?




For the year ended December 31, 2003, the Nations International Value Portfolio returned 51.28%, outperforming the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1), its benchmark, which returned 38.59% during the same period.




WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)




After three consecutive years of declines, many stocks in non-U.S. markets rallied strongly in 2003. Generally, market indices around the world posted double-digit gains for the year. In addition, the decline in the value of the U.S. dollar bolstered returns for U.S.-based investors with holdings outside the United States. For the Portfolio, the year's advance was broad-based. Nearly every stock in the Portfolio advanced.




On a country basis, advances for holdings in Japan -- which represents one of the Portfolio's largest country weightings -- made the most substantial contribution to returns. Top Japan-based performers included Mitsubishi Tokyo Financial Group Inc. (commercial banking), TDK Corporation (electronic equipment and instruments), and Matsushita Electric Industrial Company Ltd. (household durables). Positions in companies based in Germany and France also registered significant gains. Top performers from these countries included E.On AG
(Germany -- electric utilities), Deutsche Telekom AG (Germany -- diversified telecom services), and Alcatel SA (France -- communications equipment).




From an industry perspective, advances for holdings in commercial banking and diversified telecom services helped drive the Portfolio's outperformance. During the period, we sold several positions as their market prices advanced toward our estimates of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive. These additions included positions such as Volkswagen AG (Germany -- automobiles), Nestle SA
(Switzerland -- food products), and Interbrew NV (Belgium -- beverages).







WHAT IS YOUR OUTLOOK FOR 2004?(3)




Stock prices around the world surged in 2003 as the global economy showed encouraging signs of recovery. Along the way, bullishness -- a sentiment practically in exile since early 2000 -- seems to have tiptoed back into equity markets around the world.




INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.




(1)The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS INTERNATIONAL
VALUE PORTFOLIO (CONTINUED)

At Brandes Investment Partners, shifts in market spirit have no impact on our investment philosophy. In all environments, from gloomy to exuberant, we remain focused on purchasing stocks at substantial discounts to what we believe are their intrinsic values. We believe that this consistent approach will reward our clients with favorable returns over the long term.

We acknowledge that many of the Portfolios' current holdings posted significant gains in 2003. However, we believe that all holdings remain undervalued, and we expect to realize significant profit as the market recognizes their true worth in the future. Over the long term, we believe markets tend to move toward efficiency -- where prices for individual shares parallel the underlying value of the corresponding businesses. However, in the short-term, a variety of factors may contribute to stock prices diverging from business values. We seek to identify these opportunities where stocks are "mispriced," add them to our portfolios and wait for other investors to recognize what we believe to be value-priced securities. We do not speculate on what factor or factors may trigger that recognition or when it will occur. We believe the consistent application of this philosophy combined with a long-term perspective may continue to reward patient investors with competitive returns.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO,
JAMES A. HILLARY
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MARSICO FOCUSED EQUITIES
                                                                         PORTFOLIO                 STANDARD & POOR'S 500 INDEX
                                                              --------------------------------     ---------------------------
Mar. 27 1998                                                              10000.00                           10000.00
                                                                          11470.00                           10343.00
1998                                                                      13016.00                           11300.00
                                                                          15018.00                           12698.00
1999                                                                      19951.00                           13677.00
                                                                          18473.00                           13618.00
2000                                                                      16796.00                           12432.00
                                                                          14592.00                           11600.00
2001                                                                      13820.00                           10955.00
                                                                          14016.00                            9514.00
2002                                                                      11730.00                            8534.00
                                                                          13430.00                            9537.00
Dec. 31 2003                                                              15614.00                           10981.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/03)
--------------------------------

                                                       SINCE
                       1 YEAR    3 YEAR    5 YEAR    INCEPTION*
NATIONS MARSICO         33.10%    -2.41%     3.70%      8.03%
  FOCUSED EQUITIES
  PORTFOLIO
S&P 500                 28.67%    -4.05%    -0.57%      1.62%

*Annualized Returns. Inception date is March 27, 1998.
The chart represents a hypothetical investment in Nations Marsico Focused Equities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Effective February 1, 2003, Nations Marsico Focused Equities Portfolio is co-managed by Thomas F. Marsico and James A. Hillary.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.




HOW DID THE PORTFOLIO PERFORM?




For the year ended December 31, 2003, Nations Marsico Focused Equities Portfolio returned 33.10%, outperforming the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index),(1) its benchmark, which returned 28.67% over the same period.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Both the Portfolio's strategic positioning and individual holdings contributed to the Portfolio's outperformance in 2003. Positions in the pharmaceutical and biotechnology industries gained more than 61% during the period. The Portfolio had a substantial position in Genentech, Inc., a biotechnology company whose stock rose by more than 139%. The company's stock price was buoyed by promising data related to a trial of Avastin, which demonstrated effectiveness in treating colon cancer. Other strong performers within the health care sector were Zimmer Holdings, Inc., UnitedHealth Group Inc. and Amgen, Inc. Within the consumer discretionary sector, the Portfolio's stock selection in the consumer durables and retailing industries, which included Tiffany & Company, Lowe's Companies, Inc. and eBay Inc., had a positive impact on performance. Homebuilder Lennar Corporation and automobile manufacturer Bayerische Motoren Werke (BMW) AG also contributed to performance. Strong stock selection in the telecommunications industry and underweight positions in the energy, consumer staples and utilities sectors helped performance. Led by Nextel Communications, Inc., telecommunications holdings gained 60%, while the same area in the S&P 500 Index rose just 7%.




Despite strong performance from investments in financial stocks such as Citigroup Inc., the Portfolio's collective return of 29% within banking and diversified financial industries significantly lagged the benchmark industry returns of 69%. Industrial positions held early in the period also hurt performance. Lockheed Martin Corporation and General Dynamics Corporation traded down during the period. Stock selection in the capital goods industry was the largest detractor for the year. The Portfolio's sector holdings were flat for the year while the industry in the S&P 500 Index gained almost 35%. In a year when the materials sector of the S&P 500 Index gained 38%, the Portfolio's underweight in materials detracted from performance. Investment results in the information technology sector were mixed. Strong results from Cisco Systems, Inc., Electronic Arts,Inc. and Intel Corporation, which were among the Portfolio's best performers, were countered by poor results of Hewlett Packard Corporation, Intuit Inc., Nokia Corporation and Microsoft Corporation, which were among the year's worst performers and were




THE PORTFOLIO NORMALLY INVESTS IN A CORE PORTFOLIO OF 20 TO 30 COMMON STOCKS. BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, THE PORTFOLIO MAY BE SUBJECT TO GREATER RISK THAN A PORTFOLIO THAT IS MORE FULLY DIVERSIFIED.




THE PORTFOLIO MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES. INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.




(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO (CONTINUED)

sold prior to year end. In addition to sector-related factors, certain individual positions had a negative effect on the Portfolio. HCA Inc., MGM Mirage Inc. and Porsche AG were among the worst performers and were sold during the year.

As of December 31, 2003, the Portfolio's investment posture emphasized five sector allocations: information technology, health care, financials, consumer discretionary, and industrials.

WHAT IS YOUR OUTLOOK FOR 2004?(3)

There continue to be encouraging signs that the U.S. economic environment is improving. To some extent, evidence grew in the fourth quarter that economic recoveries were beginning to take hold in a number of other countries as well, including China, India, and Russia, where the levels of economic activity have been quite strong. Even Japan, which has been beset by economic malaise for well over a decade, appeared to revive in the past several months. Given the very strong U.S. equity returns that prevailed in 2003, we do not necessarily assume a repeat performance for 2004. We do believe, however, that a generally favorable framework for solid long-term equity returns continues to exist. Interest rates remain low by historical standards. Inflation continues to be quiescent, while productivity gains have been robust. Corporate profits have generally improved, and many industries' business outlooks are markedly better than a year ago. Consumer spending, too, continues to be relatively strong. Monetary policy remains accommodative; given the still-fledgling economic recovery and low rates of inflation. In our opinion the Federal Reserve Board does not appear likely to raise short-term interest rates any time soon. On the geopolitical front, the recent news has been somewhat mixed, but we think it has been tilting more positively.

As always, we are mindful of several counterpoints as we calibrate an investment strategy. Despite positive developments, geopolitical concerns are still very much part of our "macro" assessment. We also acknowledge that while our overall view is that long-term interest rates will remain relatively stable, there could be some event that could be a catalyst for rates to move substantially higher. In a related vein, higher energy prices could also serve to subdue economic recovery. Other important considerations include the overall health of the U.S. consumer and the ability and willingness of U.S. companies to resume capital spending activities. On balance, however, we continue to believe that equities remain relatively attractive investments and have good potential to generate positive returns in the future.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS SMALL COMPANY
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
SMALL&MIDCAP GROWTH STRATEGIES
TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS SMALL COMPANY PORTFOLIO       RUSSELL 2000 GROWTH INDEX
                                                              -------------------------------       -------------------------
Mar. 27 1998                                                              10000.00                           10000.00
                                                                           9750.00                            9426.00
                                                                           9065.00                            9048.00
                                                                           9366.00                           10209.00
1999                                                                       9602.00                           12947.00
                                                                          10285.00                           13106.00
2000                                                                      10643.00                           10043.00
                                                                          11277.00                           10047.00
2001                                                                      11061.00                            9117.00
                                                                           9821.00                            7535.00
2002                                                                       8145.00                            6357.00
                                                                           9170.00                            7586.00
Dec. 31 2003                                                              10993.00                            9443.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/03)
--------------------------------

                                                     SINCE
                        1 YEAR   3 YEAR   5 YEAR   INCEPTION*
NATIONS SMALL COMPANY   34.96%    1.08%   3.93%       1.65%
  PORTFOLIO
RUSSELL 2000 GROWTH     48.54%   -2.03%   0.86%      -0.99%

*Annualized Returns. Inception date is March 27, 1998.
The chart represents a hypothetical investment in Nations Small Company Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.


Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and portfolio management.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.




HOW DID THE PORTFOLIO PERFORM?




For the year ended December 31, 2003, Nations Small Company Portfolio returned 34.96% compared with a return of 48.54% for the Russell 2000 Growth Index(1), its benchmark, over the same period of time.




WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)




Performance of small capitalization stocks in 2003 was unmatched by almost any other time period and the return posted by the Russell 2000 Growth Index surpassed nearly 75% of the active small cap managers. Smallest market cap stocks, lower priced stocks and the more speculative, lower quality companies led gains delivered by the benchmark. We feel owning those types of companies is not in the best interest of our shareholders, so we are pleased with our absolute gains for the year and how we got there.




Positioning in the consumer cyclicals sector was very strong across many industries, notably education, gaming, and restaurants. Two of our stocks, Career Education Corporation and Education Management Corporation, benefited from trends in the workplace that emphasize professional development, career switching and continuing education. Shuffle Master, Inc. was a leading contributor to performance. The company strengthened its market leading position in the gaming equipment industry by continuing to report solid earnings and diversifying its revenue sources. The consumers' willingness to spend disposable income drove performance for Red Robin Gourmet Burgers Company, Inc. and RARE Hospitality International, Inc. Both companies experienced good same store sales growth and expanded their number of units.




The Portfolio's allocations to technology produced good absolute returns despite poor performance of a few holdings. Tier Technologies, Inc. declined when it announced that it would be difficult to predict the impact of budget shortfalls in federal, state and local governments. Borland Software Corporation declined after making senior management changes and tempering the company's forward outlook. Portal Software declined as a result of management's inability to execute a change in the company's business model.




With respect to sector weightings, our investment strategy focuses on quality rather than quantity, and the Portfolio was underweight technology for most of the year. Although most of our technology holdings advanced, owning less technology than the benchmark and owning what we believe are higher quality names in the sector worked against the Portfolio in 2003. Some of the year's largest gains came in the internet and telecommunications industries, two areas that typically have not met our investment criteria given their lack of earnings, micro-cap market capitalizations and lack of fundamentals.




BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND STOCKS THAT ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.




(1)The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-to-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS SMALL COMPANY
PORTFOLIO (CONTINUED)

From a stock-specific perspective, Martek Biosciences Corporation and VCA Antech, Inc. performed especially well. Martek is a pharmaceutical company that specializes in infant formula oils. The company has a market leading position, solid financials, great management and large pharmaceutical partners. VCA Antech, a leader in the veterinary services market, has a nationwide footprint, appears relatively recession resistant and has little reimbursement risk or bad debt. Both stocks have been top holdings in the Portfolio for some time, and we were rewarded as their stock prices doubled during the year thanks to their sound business models, steady and consistent execution, and favorable outlooks.

WHAT IS YOUR OUTLOOK FOR 2004?(3)

We remain optimistic about the outlook for small-capitalization stocks in 2004. We think the outperformance of small-cap stocks is likely to persist if interest rates remain low, merger and acquisition activity continue and earnings and sales growth in the strengthening economy continues to outpace other asset classes. We believe that the strong flows into small-cap mutual funds could help boost relative performance as well. On the other side of the coin, we are cognizant that performance may slow if the Federal Reserve Board starts to raise interest rates and the dollar continues to weaken. In the past, small-cap outperformance has showed signs of slowing in the second year of an economic expansion. That said, we feel the positives more than offset any real or psychological negatives, and we look forward to another solid year for the small-caps.


(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO
21ST CENTURY PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
CORYDON J. GILCHRIST,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                NATIONS MARSICO 21ST CENTURY
                                                                         PORTFOLIO                 STANDARD & POOR'S 500 INDEX
                                                                ----------------------------       ---------------------------
Mar. 27 1998                                                              10000.00                           10000.00
                                                                          10150.00                           10343.00
1998                                                                      10644.00                           11300.00
                                                                          11887.00                           12698.00
1999                                                                      11682.00                           13677.00
                                                                          10959.00                           13618.00
2000                                                                       8508.00                           12432.00
                                                                           6580.00                           11600.00
2001                                                                       6249.00                           10955.00
                                                                           6380.00                            9514.00
2002                                                                       5737.00                            8534.00
                                                                           6932.00                            9537.00
Dec. 31 2003                                                               8540.00                           10981.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/03)
--------------------------------

                                                      SINCE
                       1 YEAR    3 YEAR    5 YEAR   INCEPTION*
NATIONS MARSICO 21ST    48.86%     0.12%   -4.31%     -2.70%
  CENTURY PORTFOLIO
S&P 500                 28.67%    -4.05%   -0.57%      1.62%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico 21st Century Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Effective February 1, 2003, Corydon J. Gilchrist is the portfolio manager to Nations Marsico 21st Century Portfolio.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.


The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.




HOW DID THE PORTFOLIO PERFORM?




For the year ended December 31, 2003, Nations Marsico 21st Century Portfolio returned 48.86%, outperforming its benchmark, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1), which returned 28.67% for the same period.




WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)




Investments in the consumer discretionary sector were the strongest of several factors contributing to the Portfolio's outperformance. As of year-end, holdings in this economic sector represented the Portfolio's largest allocation, constituting approximately 27% of net assets. Our positioning benefited performance in two ways: through an overweighted posture as compared to the Portfolio's benchmark index, and through individual stock selection within the sector. The Portfolio's holdings in the consumer discretionary sector -- spanning five industries -- posted an aggregate return of almost 62%. Harman International Industries, Inc. was the best performing position in the Portfolio, posting a return of 123% for the year. Before being sold, Marvel Enterprises delivered the Portfolio's best performance for the first half with a return of more than 65%. Other top performing positions in the consumer discretionary area included Wynn Resorts, Ltd., Select Comfort Corporation, Four Seasons Hotels Inc. (prior to being sold), The Sports Authority, Inc. and auto manufacturer Bayerische Motoren Werke (BMW) AG. The Portfolio's performance benefited from positions in the financials sector. Two of our largest individual positions, UCBH Holdings Inc., a specialty California-based organization focused on providing banking services to the Chinese population and Jeffries Group, Inc., rose 83% and 71%, respectively. Within the health care sector, positions in the pharmaceutical and biotechnology industries gained more than 64% during the period. Throughout much of the period, the Portfolio maintained a substantial position in the biotechnology company Genentech, Inc., whose stock rose by 85% during the period. The company's stock price was buoyed by promising data related to a trial of Avastin, which demonstrated effectiveness in treating colon cancer. Other strong performers for the year were Amgen Inc. (prior to being sold) and UnitedHealth Group Inc. Strong stock selection in the telecommunications sector and underweight positions in the energy, consumer staples and utilities sectors helped the Portfolio's performance. Led by Nextel Communications, Inc., telecommunications holdings in the Portfolio gained 76%, while the same area in the S&P 500 Index rose only 7%.




There were several factors that hurt performance during the period. Results for the Portfolio's holdings in the industrials sector were mixed. Strong gains from transportation position JetBlue Airways Corporation were largely offset by poor performance from Monster Worldwide, aerospace/defense position Lockheed Martin Corporation and Aaon, Inc. In technology-related areas, some of our stock picks adversely affected performance. Of these, Intuit Inc. and Hewlett Packard Corporation were the most notable and both positions were sold before year-end. In a year when the materials sector of the S&P 500 Index gained 38%, the Portfolio's underweight in materials detracted from performance.




THE PORTFOLIO MAY INVEST WITHOUT LIMIT IN FOREIGN SECURITIES. INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.




(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO
21ST CENTURY PORTFOLIO (CONTINUED)

As of December 31, 2003, the Portfolio's investment posture emphasized four sector allocations: consumer discretionary, industrials, financials and information technology.

WHAT IS YOUR OUTLOOK FOR 2004?(3)

There continue to be encouraging signs that the U.S. economic environment is improving. To some extent, evidence grew in the fourth quarter that economic recoveries were beginning to take hold in a number of other countries as well, including China, India, and Russia, where the levels of economic activity have been quite strong. Even Japan, which has been beset by economic malaise for well over a decade, appeared to revive in the past several months. Given the very strong U.S. equity returns that prevailed in calendar year 2003, we do not necessarily assume a repeat performance for 2004. We do believe, however, that a generally favorable framework for solid long-term equity returns continues to exist. Interest rates remain low by historical standards. Inflation continues to be quiescent, while productivity gains have been robust. Corporate profits have generally improved, and many industries' business outlooks are markedly better than a year ago. Consumer spending, too, continues to be relatively strong. Monetary policy remains accommodative; given the still-fledgling economic recovery and low rates of inflation. In our opinion the Federal Reserve Board does not appear likely to raise short-term interest rates any time soon. On the geopolitical front, the recent news has been somewhat mixed, but we think it has been tilting more positively.

As always, we are mindful of several counterpoints as we calibrate an investment strategy. Despite positive developments, geopolitical concerns are still very much part of our "macro" assessment. We also acknowledge that while our overall view is that long-term interest rates will remain relatively stable, there could be some event that could be a catalyst for rates to move substantially higher. In a related vein, higher energy prices could also serve to subdue economic recovery. Other important considerations include the overall health of the U.S. consumer and the ability and willingness of U.S. companies to resume capital spending activities. On balance, however, we continue to believe that equities remain relatively attractive investments and have good potential to generate positive returns in the future.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO
GROWTH PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO,
JAMES A. HILLARY
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MARSICO GROWTH PORTFOLIO     STANDARD & POOR'S 500 INDEX
                                                              --------------------------------     ---------------------------
Mar. 27 1998                                                              10000.00                           10000.00
                                                                          11270.00                           10343.00
                                                                          12180.00                           11300.00
                                                                          13953.00                           12698.00
1999                                                                      18891.00                           13677.00
                                                                          18300.00                           13618.00
2000                                                                      16544.00                           12432.00
                                                                          14599.00                           11600.00
2001                                                                      13626.00                           10955.00
                                                                          13687.00                            9514.00
2002                                                                      11428.00                            8534.00
                                                                          12968.00                            9537.00
Dec. 31 2003                                                              14924.00                           10981.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/03)
--------------------------------

                                                    SINCE
                       1 YEAR   3 YEAR   5 YEAR   INCEPTION*
NATIONS MARSICO GROWTH 30.59%   -3.38%   4.15%      7.19%
  PORTFOLIO
S&P 500                28.67%   -4.05%   -0.57%     1.62%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Effective February 1, 2003, Nations Marsico Growth Portfolio is co-managed by Thomas F. Marsico and James A. Hillary.

Prior to May 1, 2002, the Portfolio had a different name, investment objective and principal investment strategies.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE PORTFOLIO PERFORM?




For the year ended December 31, 2003, Nations Marsico Growth Portfolio returned 30.59%, outperforming the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index),(1) its benchmark, which returned 28.67% over the same period.




WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Both the Portfolio's strategic positioning and stock selection contributed to the Portfolio's outperformance in 2003. Positions in the pharmaceutical and biotechnology industries within the health care sector gained 58% during the period. Throughout much of the period, the Portfolio had substantial holdings in a biotechnology company, Genentech, Inc., whose stock rose by more than 139%. Genentech's stock price was buoyed by promising data related to a trial of Avastin, which demonstrated effectiveness in treating colon cancer. Other strong performers for the year were Zimmer Holdings, Inc., UnitedHealth Group Inc., Quest Diagnostics Inc. and Amgen Inc. Within the consumer discretionary sector, the Portfolio's stock selection in the consumer durables and retailing industries (including Tiffany & Company, Lowe's Companies and eBay Inc.) had a positive impact on performance. Homebuilder Lennar Corporation and automobile manufacturer Bayerische Motoren Werke (BMW) AG were among the Portfolio's best performing positions. Strong stock selection in telecommunications and underweight positions in the energy and utilities sectors also helped the Portfolio's performance. Led by Nextel Communications, Inc., telecommunications holdings gained 86%, while the same area in the S&P 500 Index rose only 7%.




Despite strong results from investments in financial stocks such as Citigroup Inc., the Portfolio's collective return of 30% within the banks and diversified financial industries significantly lagged the benchmark industry returns of 69%. Underweights in materials and consumer staples and industrial positions held early in the period also hurt performance. Stock selection in the capital goods industry was the largest detractor in the industrial sector and the Portfolio's holdings lost 2% for the year while the benchmark industry gained almost 35%. Both Lockheed Martin Corporation and General Dynamics Corporation (prior to being sold) traded down during the period. Investment results in the information technology sector were mixed. Strong results from Cisco Systems, Inc., Electronic Arts, Inc. and Intel Corporation, which figured among the Portfolio's best performers, were countered by poor results of Hewlett Packard Corporation, Intuit Inc., Nokia Corporation and Microsoft Corporation, which were among the year's worst performers and were sold. In addition, positions in HCA Inc., MGM Mirage Inc. and Kraft Foods, Inc., hurt the Portfolio's performance during the year and were sold.




As of December 31, 2003, the Portfolio's investment posture emphasized five sector allocations: health care, information technology, financials, consumer discretionary, and industrials.




THE PORTFOLIO MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES. INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO
GROWTH PORTFOLIO (CONTINUED)

WHAT IS YOUR OUTLOOK FOR 2004?(3)

There continue to be encouraging signs that the U.S. economic environment is improving. To some extent, evidence grew in the fourth quarter that economic recoveries were beginning to take hold in a number of other countries as well, including China, India, and Russia, where the levels of economic activity have been quite strong. Even Japan, which has been beset by economic malaise for well over a decade, appeared to revive in the past several months. Given the very strong U.S. equity returns that prevailed in calendar year 2003, we do not necessarily assume a repeat performance for 2004. We do believe, however, that a generally favorable framework for solid long-term equity returns continues to exist. Interest rates remain low by historical standards. Inflation continues to be quiescent, while productivity gains have been robust. Corporate profits have generally improved, and many industries' business outlooks are markedly better than a year ago. Consumer spending, too, continues to be relatively strong. Monetary policy remained accommodative; given the still-fledgling economic recovery and low rates of inflation. In our opinion the Federal Reserve Board does not appear likely to raise short-term interest rates any time soon. On the geopolitical front, the recent news has been somewhat mixed, but we think it has been tilting more positively.

As always, we are mindful of several counterpoints as we calibrate an investment strategy. Despite positive developments, geopolitical concerns are still very much part of our "macro" assessment. We also acknowledge that while our overall view is that long-term interest rates will remain relatively stable, there could be some event that could be a catalyst for rates to move substantially higher. In a related vein, higher energy prices could also serve to subdue economic recovery. Other important considerations include the overall health of the U.S. consumer and the ability and willingness of U.S. companies to resume capital spending activities. On balance, however, we continue to believe that equities remain relatively attractive investments and have good potential to generate positive returns in the future.


(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS CAPITAL
GROWTH PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO,
JAMES A. HILLARY
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                 NATIONS CAPITAL GROWTH                                   STANDARD & POOR'S 500
                                                        PORTFOLIO           RUSSELL 1000 GROWTH INDEX             INDEX
                                                 ----------------------     -------------------------     ---------------------
Mar. 27 1998                                              10000                       10000                       10000
                                                          10320                       10454                       10343
                                                          11139                       12046                       11300
                                                          12397                       13306                       12698
1999                                                      13174                       16041                       13677
                                                          13033                       16721                       13618
2000                                                      11658                       12444                       12432
                                                          10895                       10672                       11600
2001                                                      10270                        9902                       10955
                                                           8110                        7844                        9514
2002                                                       7183                        7141                        8534
                                                           7948                        8075                        9537
Dec. 31 2003                                               8951                        9265                       10981

--------------------------------
 TOTAL RETURNS (AS OF 12/31/03)
--------------------------------

                                                    SINCE
                       1 YEAR   3 YEAR   5 YEAR   INCEPTION*
NATIONS CAPITAL        24.62%   -8.43%   -4.28%     -1.90%
  GROWTH PORTFOLIO
S&P 500                28.67%   -4.05%   -0.57%      1.62%
RUSSELL 1000 GROWTH    29.75%   -9.36%   -5.11%     -1.32%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Capital Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.


Effective October 1, 2003, Thomas F. Marsico and James A. Hillary became the Portfolio's co-portfolio managers. In addition, the Portfolio changed its investment objective and principal investment strategies.


Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and portfolio management.


The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.


The annual reports for the fiscal period ended December 31, 2002 compare the Portfolio's performance to the Russell 1000 Growth Index. Effective October 1, 2003, portfolio management changed the index to which it compares its performance because the Standard & Poor's 500 Composite Stock Price Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.




Effective October 1, 2003, Marsico Capital Management, LLC became the investment sub-adviser for Nations Capital Growth Portfolio. At that time, the Portfolio's investment objective, strategy and benchmark index were changed. Performance and commentary from both current and previous portfolio managers are reflected in the remarks that follow.




HOW DID THE PORTFOLIO PERFORM?




For the year ended December 31, 2003, Nations Capital Growth Portfolio returned 24.62% compared with a total return of 28.67% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1), its current benchmark, and 29.75% for the Russell 1000 Index(2), its previous benchmark, over the same period of time.




WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)




All sectors of the broad equity market provided positive results stocks in 2003. Shares with the greatest leverage to the improving U.S. economy fared the best as investors sought out companies whose sales and earnings respond most quickly to economic recovery. Economically sensitive sectors led the market's resurgence while stocks in defensive areas were slower to ignite. Across all sectors, small and mid-capitalization segments of the market produced better investment returns in 2003 than their large-capitalization counterparts.




For the period January 1 through September 30, 2003, the Portfolio's allocation to the technology stocks produced the greatest contribution to investment results. Among technology holdings, Intel Corporation, Cisco Systems, Inc., Texas Instruments Inc. and Dell Inc. were the top performing positions. Within the healthcare sector, which accounted for almost one-fourth of the Portfolio's holdings, Genentech, Inc., Teva Pharmaceutical Industries Ltd., Amgen Inc. and UnitedHealth Group Inc. performed especially well. Genentech surged 142% in response to the success of one of its drugs for treating colon cancer patients. Teva, a generic pharmaceutical company, jumped 47% as investors recognized its consistent earnings growth, large drug pipeline and the potential benefit to the company from drug patent reform and the creation of a Medicare drug benefit. Many companies in the finance sector and homebuilding industry benefited from lower interest rate environment. Citigroup Inc. rose 32% and Lennar Corporation, a homebuilder, advanced 30% from the Portfolio's purchase price because of its stellar earnings-per-share growth. Stock selection within the consumer cyclicals and retailing sectors also produced strong investment results during the first nine months of the period.




For the period October 1 through December 31, 2003, the Portfolio's stock selection in healthcare relative to the S&P 500 Index continued to provide very strong results. Zimmer Holdings, Inc. Genentech, Inc. and UnitedHealth Group Inc. were among the top performing positions. Although the Portfolio had only one position in telecommunications, Nextel Communications, Inc. returned 16% for the quarter, outperforming the S&P 500 Index. An underweight in the utilities sector also




(1)Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)The Russell 1000 Growth Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS CAPITAL
GROWTH PORTFOLIO (CONTINUED)


proved beneficial to relative performance. In addition, exposures within consumer discretionary sector generally did well and Wynn Resorts, Ltd. was the Portfolio's top performing stock in the quarter. Other important contributors in the group included homebuilder Lennar Corporation and retailer Tiffany & Company.

In contrast, the Portfolio's nominal exposure to the basic industries and transportation sectors generated the weakest investment results, significantly underperforming market indices during the first nine months of 2003. In addition, four individual positions, Altria Group, Baxter International Inc., HCA Inc. and Eli Lilly and Company, figured among the Portfolio's worst performing holdings and losses in these stocks detracted from performance in the consumer staples and healthcare sectors.

For the period October 1 through December 31, 2003, positioning in financial and industrial stocks were the biggest detractors from performance. After delivering strong investment results earlier, the finance sector disappointed in the fourth quarter. Stock selection in the diversified financials and banking industries, and an underweight in insurance, detracted from relative performance. One of the Portfolio's largest individual positions, SLM Corporation, declined 3% during the fourth quarter. The capital goods and transportation areas of the industrial sector also hindered performance during the quarter. JetBlue Airways Corporation, Monster Worldwide and Jacobs Engineering figured among the worst performers and were sold before year-end. Similarly, although the Portfolio's substantial technology holdings provided strong results for much of the year, solid gains from technology positions QUALCOMM Inc, Cisco Systems, Inc. and Intel Corporation were offset by the poor performance from EMC and Microsoft Corporation, which figured among the sector's worst performers and were sold before year-end. In a period when the materials sector delivered the best returns in the S&P 500 Index, the Portfolio's lack of exposure to the group hurt performance.

At year-end, the Portfolio's most significant economic sector allocations were in information technology, health care, financials, industrials and consumer discretionary industries. As of December 31, 2003 the portfolio had no exposure to the energy, materials or utilities sectors.
WHAT IS YOUR OUTLOOK FOR 2004?(4)

There continue to be encouraging signs that the U.S. economic environment is improving. To some extent, evidence grew in the fourth quarter that economic recoveries were beginning to take hold in a number of other countries as well. Given the very strong U.S. equity returns that prevailed in calendar year 2003, we do not necessarily assume a repeat performance for 2004. We do believe, however, that a generally favorable framework for solid long-term equity returns continues to exist. Interest rates remain low by historical standards. Inflation continues to be quiescent, while productivity gains have been robust. Corporate profits have generally improved, and many industries' business outlooks are markedly better than a year ago. Consumer spending, too, continues to be relatively strong. Monetary policy remained accommodative; given the still-fledgling economic recovery


(4)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS CAPITAL
GROWTH PORTFOLIO (CONTINUED)


and low rates of inflation. In our opinion, the Federal Reserve Board does not appear likely to raise short-term interest rates any time soon. On the geopolitical front, the recent news has been somewhat mixed, but we think it has been tilting more positively.

As always, we are mindful of several counterpoints as we calibrate an investment strategy. Despite positive developments, geopolitical concerns are still very much part of our "macro" assessment. We also acknowledge that while our overall view is that long-term interest rates will remain relatively stable, there could be some event that could be a catalyst for rates to move substantially higher. In a related vein, higher energy prices could also serve to subdue economic recovery. Other important considerations include the overall health of the U.S. consumer and the ability and willingness of U.S. companies to resume capital spending activities. On balance, however, we continue to believe that equities remain relatively attractive investments and have good potential to generate positive returns in the future.

NATIONS MIDCAP
GROWTH PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
SMALL&MIDCAP GROWTH STRATEGIES
TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                  NATIONS MIDCAP GROWTH     STANDARD & POOR'S MIDCAP      RUSSELL MIDCAP GROWTH
                                                        PORTFOLIO                   400 INDEX                     INDEX
                                                  ---------------------     ------------------------      ---------------------
May 1 2001                                              10000.00                    10000.00                    10000.00
                                                         9780.00                    10233.00                     9953.00
                                                         9580.00                    10192.00                     9958.00
                                                         6790.00                     8503.00                     7190.00
                                                         8440.00                    10032.00                     9135.00
                                                         6320.00                     9710.00                     7336.00
2002                                                     5570.00                     8576.00                     6632.00
                                                         6170.00                     9640.00                     7875.00
Dec. 31 2003                                             7099.00                    11630.00                     9465.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/03)
--------------------------------

                                                 SINCE
                                     1 YEAR    INCEPTION*
NATIONS MIDCAP GROWTH PORTFOLIO      27.47%     -12.03%
RUSSELL MIDCAP GROWTH                42.71%      -2.04%
S&P MIDCAP 400                       35.62%       5.83%

*Annualized Returns. Inception date is May 1, 2001.
The chart represents a hypothetical investment in Nations MidCap Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to February 24, 2003, the Portfolio had a different portfolio management team. Prior to September 5, 2003, the Portfolio had a different investment objective and principal investment strategies.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal period ended December 31, 2001 compare the Portfolio's performance to the Standard & Poor's MidCap 400 Index. Effective May 1, 2002, portfolio management changed the index to which it compares its performance because the Russell MidCap Growth Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.




HOW DID THE PORTFOLIO PERFORM?




For the year ended December 31, 2003, Nations MidCap Growth Portfolio returned 27.47%, compared with the Russell MidCap Growth Index(1), its benchmark, which gained 42.71%.




WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)




In the first quarter, portfolio management of the MidCap Growth Portfolio transitioned to the Small&MidCap Growth Strategies Team. After a period of transition, we began to put our investment process, philosophy and risk controls in place and sought to create a portfolio of the best mid-capitalization growth companies we can find at reasonable valuations.




Good stock selection in consumer cyclicals led performance during the year with help from a number of industries. In recreation, Electronic Arts, Inc. registered a solid gain and showed why it dominates the video game market. The Company continues to increase its recurring revenues, and maintain solid visibility into future years. Starwood Hotels & Resorts Worldwide, Inc. posted a nice gain as their properties provide leverage to an improving economy and have global exposure. Finally, companies we own in the automotive parts industry, like Lear Corporation, performed well as consumers continued to purchase cars and auto production volume increased.




Sometimes good isn't good enough, and this was especially the case in technology. The sector overall showed great absolute returns, but some of what we owned hurt us. Within the Portfolio, performance of Affiliated Computer Services, Inc. was volatile as investors struggled to predict the impact of budget shortfalls in federal, state, and local governments on their business. Internet Security Systems, Inc. and Network Associates, Inc. (both internet infrastructure firms) suffered from anemic business spending and intense competitive pressures.




With respect to sector allocations, our strategy focuses on quality rather than quantity and the Portfolio was underweight technology for most of the year. Even though a majority of our technology holdings registered gains, owning less technology than the benchmark as well as owning what we believe are higher quality names in the sector worked against us. Some of the market's largest gains during the year in technology came in the internet and telecommunications industries, two areas that typically have not met our investment profile given their lack of earnings, smaller market capitalizations and lack of fundamentals.




Finally, from a stock specific perspective, it's worth mentioning a few stocks that helped performance, as well as a few stocks that didn't. On the positive side, Tiffany & Company gained as its leading brand name and reputation continued to bring customers into their stores. Legg Mason, Inc. performed well as a rising stock market combined with its diverse business model allowed them to report solid results. Finally Symbol Technologies, Inc. gained as its improving cash flow, commitment to global expansion, and improving corporate governance more than offset some of the risks in the stock. We also made some mistakes. For example, Abercrombie & Fitch Company hurt performance as its same store sales declined and investors questioned the strength of its brand and, First Health Group Corporation declined as it faced competitive pressures in its corporate end markets.




BECAUSE MID-SIZED COMPANIES OFTEN HAVE NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND STOCKS THAT ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES TEND TO BE MORE VOLATILE.




(1)The Russell MidCap Growth Index is an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.




(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MIDCAP
PORTFOLIO (CONTINUED)

WHAT IS YOUR OUTLOOK FOR 2004?(3)

With a number of factors in their favor, we remain optimistic about the outlook for mid-capitalization stocks in 2004. We believe the potential for better sales and earnings growth relative to other asset classes, rising earnings estimates and valuations that are still attractive versus larger capitalization counterparts could all help drive better relative performance. However, the outperformance of mid-cap stocks relative to larger companies tends to slow in the second year of an economic expansion and could cause the size segment to play their usual role as 'middle man'. Nevertheless, as the economy continues to grow, we feel the 'middle man' is well positioned and we look forward to another good year for investors in the mid-cap segment of the market.


(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS VALUE
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
VALUE STRATEGIES TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                  NATIONS VALUE PORTFOLIO            RUSSELL 1000 VALUE INDEX
                                                                  -----------------------            ------------------------
Mar. 27 1998                                                              10000.00                           10000.00
                                                                           9940.00                           10045.00
1998                                                                      10448.00                           10356.00
                                                                          11211.00                           11689.00
1999                                                                      10710.00                           11117.00
                                                                          10366.00                           10647.00
2000                                                                      11510.00                           11897.00
                                                                          10929.00                           11746.00
2001                                                                      10681.00                           11231.00
                                                                           9992.00                           10694.00
2002                                                                       8466.00                            9487.00
                                                                           9370.00                           10584.00
Dec. 31 2003                                                              11021.00                           12336.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/03)
--------------------------------

                                                       SINCE
                          1 YEAR   3 YEAR   5 YEAR   INCEPTION*
NATIONS VALUE PORTFOLIO   30.17%   -1.44%   1.07%      1.70%
RUSSELL 1000 VALUE        30.03%    1.22%   3.56%      3.72%

*Annualized Returns. Inception date is March 27, 1998.
The chart represents a hypothetical investment in Nations Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

For the year ended December 31, 2003, the Nations Value Portfolio returned 30.17%, which compares to 30.03% for the Russell 1000 Value Index(1), its benchmark.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

After three years of negative returns, equity markets reached their lows in early March 2003. As concerns about a wavering U.S. economy and tensions in the Middle East began to subside, equities revived and broad market averages posted gains for every month except September. During the slowdown of the past few years, cutbacks and a lack of capital investment spending on the part of corporate America created substantial leverage to any improvement in the business environment. Reports for fourth quarter earnings put the exclamation point on the market's resurgence as year-over-year earnings growth approached 25%.




Nations Value Portfolio, which generally carries a minimal residual cash position, was fully invested as the equity market rallied. The Portfolio's performance relative to its benchmark was attributable largely to our decision to position the Portfolio for a recovery. In particular, we maintained overweights in the capital goods and technology sectors, two areas where we anticipated a significant rebound in fundamentals and where valuations had become quite reasonable. While technology is typically not a big part of the benchmark or our Portfolio, the volatility of technology stocks can play a significant role in determining our success or failure. In 2003, we did well by having exposures to some of the early cyclicals, primarily semiconductor stocks like Agere Systems Inc. and Fairchild Semiconductor Corporation, that met our valuation criteria.




Many of the individual stocks that contributed to the Portfolio's strong performance in the year reflected this orientation. For instance, we owned two automakers during the course of the year. Ford Motor Company and General Motors Corporation performed very well as concerns about their pension obligations diminished and as investors gained confidence that sales levels were sustainable rather than artificially buoyed by incentives. Both stocks benefited from strong consumer spending and an improving economy as did certain of the Portfolio's financial holdings. Within the financial sector, we intentionally focused holdings on stocks that we expected to derive the most benefit in the early stages of recovery. Our strategy was rewarded as US Bancorp, FleetBoston Financial Corporation and Comerica Inc. responded very well to an improving capital markets and credit environment. United Technologies Corporation and Honeywell International Inc. were among several of the Portfolio's long-term holdings in the capital goods sector that moved up nicely during the year. In addition to general economic trends, both stocks were supported by a growing sense among investors that the commercial aviation industry had reached the low point in its business cycle.




Both selection and strategic positioning benefited our performance in 2003. Declines for several individual stocks were more than offset by the overall strong selection within the Portfolio's sector allocations and did not hurt performance relative to the benchmark.

(1)The Russell 1000 Value Index is an unmanaged index, which measures the performance of the largest U.S. companies, based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS VALUE
PORTFOLIO (CONTINUED)

WHAT IS YOUR OUTLOOK FOR 2004?(3)

It appears that the momentum we saw at the end of 2003 will carry through at least in the short term. While the growth in earnings is likely to slow, the consensus view is that 2004 will be better than 2003. So, although stock prices have risen, a more-than-commensurate improvement in profits has caused valuation levels to look quite reasonable by most historical standards. Nevertheless, look hard enough and investors can find plenty of reason to be cautious. Is China a bubble? Are we overdue for a technical correction in the market? Will interest rates rise any time soon? All reasonable questions, but none where the answers will necessarily sway us from our optimism. It is our view that corporate America remains under-invested and, the rising economy still offers significant potential for operating margins and profits to improve. If companies do begin to re-invest this year, we think the market will see it as an important indication that points to sustainable economic growth. As always, we remain firmly focused on the disciplines of our investment process. This process is based on valuation, fundamental analysis and risk management. We continue to look for companies with strong management teams, strong and improving cash flows and sound balance sheets. We believe that adherence to these principles, as we search for undervalued and misunderstood stocks, could benefit our investors in good markets as well as in bad.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS ASSET ALLOCATION
PORTFOLIO
--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
FIXED INCOME MANAGEMENT TEAM AND
INVESTMENT STRATEGIES TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                           NATIONS ASSET        STANDARD & POOR'S       LEHMAN AGGREGATE
                                        ALLOCATION PORTFOLIO        500 INDEX              BOND INDEX         RUSSELL 1000 INDEX
                                        --------------------    -----------------       ----------------      ------------------
Mar. 27 1998                                  10000.00               10000.00               10000.00               10000.00
                                               9790.00               10343.00               10234.00               10250.00
                                               9777.00               11300.00               10703.00               11204.00
                                              10222.00               12698.00               10556.00               12497.00
1999                                           9918.00               13677.00               10615.00               13547.00
                                               9836.00               13618.00               11038.00               13653.00
2000                                          10725.00               12432.00               11849.00               12492.00
                                              10556.00               11600.00               12278.00               11612.00
2001                                          10219.00               10955.00               12850.00               10937.00
                                               9323.00                9514.00               13337.00                9535.00
2002                                           8835.00                8534.00               14168.00                8569.00
                                               9570.00                9537.00               14725.00                9626.00
Dec. 31 2003                                  10522.00               10981.00               14750.00               11131.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/03)
--------------------------------

                                                             SINCE
                               1 YEAR   3 YEAR    5 YEAR   INCEPTION*
NATIONS ASSET ALLOCATION       19.09%    -0.64%    1.48%      0.89%
 PORTFOLIO
S&P 500                        28.67%    -4.05%   -0.57%      1.62%
LEHMAN AGGREGATE BOND INDEX     4.10%     7.57%    6.62%      6.99%
RUSSELL 1000 INDEX             29.89%    -3.78%   -0.13%      1.88%

*Annualized Returns. Inception date is March 27, 1998.
The chart represents a hypothetical investment in Nations Asset Allocation Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

Effective January 1, 2002, Banc of America Capital Management, LLC replaced Chicago Equity Partners, LLC as the investment adviser for the equity portion of the Portfolio.

Effective December 31, 2002, the Portfolio changed its principal investment strategies as well as the portfolio management team that makes the day-to-day investment decisions for the equity portion of the Portfolio.

The annual reports for the fiscal period ended December 31, 2001 compare the equity portion of the Portfolio's performance to the Standard & Poor's 500 Composite Stock Price Index. Effective December 31, 2002, portfolio management for the equity portion of the Portfolio changed the index to which it compares its performance because the Russell 1000 Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the equity portion of the Portfolio.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.




HOW DID THE PORTFOLIO PERFORM?




For the year ended December 31, 2003, the Nations Asset Allocation Portfolio returned 19.09%. This compares with a 4.10% return for the Lehman Aggregate Bond Index(1), a 29.89% return for the Russell 1000 Index(2) and a 19.57% return for the Russell 1000 Index and Lehman Aggregate Bond Index in a 60/40 mix over the same time period.




WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)




Unexpectedly strong earnings growth in a rapidly improving economy contributed to the resurgence in equity markets in 2003. A significant feature of the equity market's recovery was the outperformance of higher risk stocks whose performance is leveraged to changes in economic activity. Many lower quality and smaller-capitalization stocks, in particular, greatly benefited from market expectations of a strong economic recovery.




Against this backdrop, stocks held in the equity portion of the Portfolio, which were predominantly large-capitalization stocks of high-quality companies, in aggregate gained 31% for the year. The quantitative analysis that the portfolio management team uses for stock selection contributed positively to the Portfolio's performance. Of the various attributes that were used to rank equities in our multi-factor stock selection model, the valuation factors paid off the most over the year. The profitability and growth factors, although positive, did not contribute as significantly to performance, while the momentum factor was the only factor that detracted from overall performance. Based on extensive back testing and simulations, our stock selection models appeared to have behaved in a manner consistent with expectations.




Sectors that contributed significantly to the Portfolio's full-year performance in 2003 include information technology, finance, consumer cyclicals and capital goods. While equity sector allocations usually parallel the Russell 1000, the slight overweight we maintained in the economically sensitive consumer cyclicals, finance and information technology sectors added to the Portfolio's relative performance. Within these sectors, holdings in Intel Corporation, Electronic Arts, Inc., Cisco Systems, Inc., Citigroup Inc., FleetBoston Financial Corporation and Lear Corporation produced strong investment returns and that benefited the Portfolio's relative performance. Nextel Communications, Inc. was also a significant contributor to the Portfolio's positive relative performance. Stocks that detracted from relative performance include AmeriCredit, MedImmune, Inc. and Baxter International.




With respect to the Portfolio's fixed income allocations, securities held by the Portfolio are dominated by high-quality issues. The Portfolio's mandate, however, allows it to hold up to 10% of its assets in securities that are below investment grade. During the year, this mandate enabled the Portfolio to participate in the extended rally in the high yield market. As a result, the fixed income portion of the Portfolio outperformed the Lehman Aggregate Bond Index by approximately 1.5%.




(1)The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing.

(2)The Russell 1000 Index is an unmanaged index of the largest U.S. companies based on total market capitalization. The Russell 1000 Index is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS ASSET ALLOCATION
PORTFOLIO (CONTINUED)


WHAT IS YOUR OUTLOOK FOR 2004?(4)

We believe 2004 should see another year of solid economic growth, characterized by moderate interest rates and inflation, the rebuilding of business inventories, higher corporate profits and more favorable employment numbers. As the real economy rotates from a strong recovery to stable growth of the post-recovery phase, we expect the larger capitalization, higher quality equities to outperform both the broader universe of U.S. stocks as well as the lower-cap and lower quality segments of the equity market. On the downside, we caution investors that higher energy prices, exogenous shocks to the economy from terrorist attacks and tepid employment growth could mute economic recovery and stock market performance.

Despite such risks, we believe the outlook for 2004 is very encouraging and conditions point to a second straight year of positive stock performance. We believe the strengthening economy and continued growth in corporate earnings bodes well for our investment strategy, which favors large-capitalization stocks of high quality companies. We believe these tendencies, in tandem with our quantitative stock selection process, will augment the effect that our favorable equity/fixed income allocation will have on Portfolio performance. We also believe our balanced investment approach blending asset allocation and active security selection is appropriate for the Portfolio going forward.

For the highest-quality segment of the bond market, particularly government securities, potential returns may be subdued as interest rate pressures could hold down the appreciation in value of fixed-income investments. In our opinion, lower-quality corporate bonds, however, could continue to reap the benefit of stronger balance sheets and corporate earnings brought about by renewed economic growth. While favorable demand/supply conditions remain, we believe that company fundamentals and continued evidence of an improving economy are necessary to justify the spreads in many sectors. We believe that the current economic landscape -- coupled with less volatility in the stock market, good demand for credit products, investors' increasing appetite for risk and lower default rates -- continues to favor the high yield market.


(4)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS HIGH YIELD
BOND PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
HIGH YIELD PORTFOLIO MANAGEMENT
TEAM,
MacKay Shields LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                             NATIONS HIGH YIELD BOND PORTFOLIO     CSFB GLOBAL HIGH YIELD INDEX
                                                             ---------------------------------     ----------------------------
Jul. 7 2000                                                              10000.00                            10000.00
                                                                          9970.00                            10068.00
2000                                                                      9466.00                             9559.00
                                                                         10058.00                            10031.00
                                                                          9963.00                             9969.00
                                                                          9572.00                             9573.00
2001                                                                     10254.00                            10115.00
                                                                         10219.00                            10130.00
2002                                                                     10478.00                            10419.00
                                                                         12387.00                            12223.00
Dec. 31 2003                                                             13747.00                            13330.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/03)
--------------------------------

                                                   SINCE
                               1 YEAR   3 YEAR   INCEPTION*
NATIONS HIGH YIELD BOND        31.20%   13.24%     9.56%
  PORTFOLIO
CSFB GLOBAL HIGH YIELD         27.94%   11.75%     8.58%

*Annualized Returns. Inception date is July 7, 2000.
The chart represents a hypothetical investment in Nations High Yield Bond Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.




HOW DID THE PORTFOLIO PERFORM?




For the year ended December 31, 2003, Nations High Yield Bond Portfolio returned 31.20%, outperforming the Credit Suisse First Boston Global High Yield Index(1), which rose 27.94% over the same period.




WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)




2003 was a very good year for the high yield market. The rally that began in the fourth quarter of 2002 continued through the year. Spreads for high yield bonds began the period at historically high levels and contracted over the course of the twelve months. The default rate, a key driver of high yield returns, declined throughout the year as well. Together, the contraction in spreads and the lower default rate delivered meaningful price appreciation for high yield bonds. The high yield market's climb attracted substantial inflows to the asset class, simultaneously providing technical momentum and contributing to exceptionally strong demand for new issues.




Lower quality credits significantly outperformed higher quality securities in 2003. Over the course of the year, we improved the Portfolio's credit profile, shifting investments away from riskier bonds and toward securities with more moderate risk attributes. The market's climb, more limited buying opportunities in our target risk group and higher-than-normal tenders from bond issuers have increased the Portfolio's cash levels.




For the year, all industry sectors registered double-digit gains. Wireless communications, utilities and cable were the best performing industries in a year when all industry sectors registered double-digit gains. The worst performing industries were the consumer non-durables, gaming-new jurisdiction and food & drug groups and the Portfolio's underweight in two of these, food & drugs and consumer non-durables, contributed to an already strong performance.




Many of the top performing securities in the Portfolio were issued by cellular companies, including Alamosa Holdings Inc., Nextel International, Millicom International Cellular SA and US Unwired Inc. The wireless industry performed very well in 2003 as these leveraged companies found liquidity in the credit markets. Nextel International, which completed a reorganization at the end of 2002, was the Portfolio's top performer. Qwest Corporation's bonds also performed well after investors overcame concerns about the company's lack of a wireless affiliate and its unaudited financial statements. The company has alleviated its debt burden through asset sales and recently announced that it will tender $2.25 billion in outstanding bonds.




Utility companies posted excellent gains during the year, only underperforming the benchmark in the third quarter. Utilities comprise the largest industry in the benchmark and have had a significant weight in the Portfolio throughout the year. Calpine Corporation, one of our largest holdings, took advantage of favorable market conditions to float a large offering in July. Proceeds from the issuance and asset sales have enabled Calpine to repay some short-term debt while funding its expansion plans. Much of our exposure in the utilities sector is in the




THE PORTFOLIO INVESTS PRIMARILY IN HIGH-YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS". HIGH-YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SMALLER MATURITIES, BUT THEY ALSO HAVE HIGHER RISK.

(1)The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS HIGH YIELD
BOND PORTFOLIO (CONTINUED)


gas pipeline business. As merchant power companies have come into trouble, gas pipelines have proven valuable assets and are being sold to higher quality companies. We initiated investments in a few gas pipeline companies during the first half and current holdings include ANR Pipeline, El Paso Production Holding, Inc., Tennessee Gas Pipeline Company, PG&E Corporation and Williams Company, Inc.

In stark contrast to the beginning of the year when investors were pessimistic about the prospects for cable concerns, good fourth quarter earnings reports provided upbeat expectations. The asset value of cable systems, the expected free cash flow and credit improvement in the industry brought investors back. Two of our holdings, Adelphia Communications Corporation and United Pan-Europe Communications NV figured among the year's top-performing cable companies. Both concerns are undergoing reorganizations following bankruptcy. Although most cable companies were trading at high yield levels early in 2003, industry yields now approximate investment grade issues and many cable companies no longer fit our investment process, which seeks to identify companies with yields to maturity of 250 basis points over comparable treasuries. We have holdings in FrontierVision, Quebecor Media, Inc. and Rogers Cablesystems.

Investment results for our holdings in metals-related industries, particularly Algoma Steel Inc. and AK Steel Corporation, were lackluster in the first half of 2003. As prices for steel and other basic commodities strengthened and manufacturing activity in North America increased, metals-related credits quite well. AK Steel, Algoma Steel, Allegheny Ludlum Corporation and United States Steel LLC were all among the Portfolio's top performers for the fourth quarter.

With the pressure of war, financial difficulties and union negotiations looming over it, the airline industry performed abysmally in the first quarter of 2003. Investors returned to the industry as the war with Iraq wound down, union negotiations concluded and summer bookings began to grow. The Portfolio continues to overweight the industry and we currently hold Continental Airlines, Inc., Delta Airlines, Inc. and Northwest Airlines Inc.

We were disappointed with the negative performance of a few of our holdings. Our investments in Lumbermens Mutual Casualty, Ormet Corporation and General Chemical Industrial Products Inc. held the Portfolio back during the year.

WHAT IS YOUR OUTLOOK FOR 2004?(3)

Our view of the high yield market remains constructive. Low real interest rates, significant federal stimulus and continuing improvements in the state of the world's financial markets all provide great potential for the economy. New issuance continues and inflows have grown in strength. In the recent lending environment, the average high yield company has been able to dramatically repair its balance sheet and lower the likelihood of defaults in the coming years. With declining default rates, we believe the high yield market still sells at an attractive spread premium relative to U.S. Treasury bonds.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2003



  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             COMMON STOCKS -- 93.6%
             AUSTRALIA -- 2.1%
    30,090   The News Corporation Ltd., ADR................................   $ 1,086,249
                                                                              -----------
             AUSTRIA -- 2.2%
     9,523   Erste Bank der oesterreichischen Sparkassen AG................     1,176,802
                                                                              -----------
             BERMUDA -- 2.6%
   247,000   Esprit Holdings Ltd. .........................................       822,421
    38,400   Golar LNG-Ltd.!!..............................................       551,227
                                                                              -----------
                                                                                1,373,648
                                                                              -----------
             BRAZIL -- 3.7%
    14,441   Companhia Vale do Rio Doce, ADR...............................       844,799
    44,370   Unibanco Holdings, GDR........................................     1,107,032
                                                                              -----------
                                                                                1,951,831
                                                                              -----------
             CAYMAN ISLANDS -- 1.1%
   129,500   ASM Pacific Technology Ltd. ..................................       567,134
                                                                              -----------
             CHINA -- 1.4%
    17,949   CNOOC Ltd., ADR...............................................       716,524
                                                                              -----------
             FRANCE -- 1.1%
    35,220   JC Decaux SA!!................................................       575,746
                                                                              -----------
             GERMANY -- 6.5%
    44,726   Bayerische Motoren Werke (BMW) AG.............................     2,084,543
     7,968   SAP AG........................................................     1,344,751
                                                                              -----------
                                                                                3,429,294
                                                                              -----------
             HONG KONG -- 2.0%
   270,000   Cathay Pacific Airways........................................       512,971
    63,000   Sun Hung Kai Properties.......................................       521,375
                                                                              -----------
                                                                                1,034,346
                                                                              -----------
             HUNGARY -- 1.0%
    20,662   OTP Bank Rt., ADR@............................................       532,945
                                                                              -----------
             INDIA -- 1.5%
    45,662   ICICI Bank Ltd., ADR..........................................       784,473
                                                                              -----------
             IRELAND -- 5.5%
    56,990   Ryanair Holdings plc, ADR!!...................................     2,885,973
                                                                              -----------
             JAPAN -- 19.2%
    24,000   CANON Inc. ...................................................     1,117,477
    84,000   Daiwa Securities Group, Inc. .................................       571,391
       114   Mitsubishi Tokyo Financial Group Inc. ........................       889,279
   133,500   Nissan Motor Company, Ltd. ...................................     1,524,718
    67,000   Sharp Corporation.............................................     1,057,171
       385   SKY Perfect Communications Inc.!!.............................       452,645


  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             JAPAN -- (CONTINUED)
    31,500   Sony Corporation..............................................   $ 1,090,464
    43,100   THK COMPANY, LTD. ............................................       876,719
       185   UFJ Holdings, Inc. ...........................................       889,008
    15,700   YAMADA DENKI COMPANY, LTD. ...................................       527,386
    59,100   YAMAHA CORPORATION............................................     1,160,824
                                                                              -----------
                                                                               10,157,082
                                                                              -----------
             NETHERLANDS -- 2.5%
    45,316   Koninklijke (Royal) Philips Electronics NV....................     1,323,241
                                                                              -----------
             RUSSIA -- 2.2%
    13,662   Mobile Telesystems, ADR.......................................     1,131,214
                                                                              -----------
             SINGAPORE -- 1.0%
   564,878   Shangri-La Asia Ltd. .........................................       531,147
                                                                              -----------
             SOUTH KOREA -- 3.5%
     4,840   Samsung Electronics Company, Ltd. ............................     1,832,010
                                                                              -----------
             SPAIN -- 4.0%
    59,804   Sogecable, SA!!...............................................     2,086,502
                                                                              -----------
             SWITZERLAND -- 8.9%
    18,128   Roche Holding AG..............................................     1,828,557
       776   Synthes-Stratec, Inc. ........................................       768,000
    30,344   UBS AG........................................................     2,078,138
                                                                              -----------
                                                                                4,674,695
                                                                              -----------
             TAIWAN -- 2.5%
   126,797   Taiwan Semiconductor Manufacturing Company Ltd., ADR!!........     1,298,401
                                                                              -----------
             UNITED KINGDOM -- 13.6%
   122,477   British Sky Broadcasting Group plc!!..........................     1,541,350
   572,826   EMI Group plc.................................................     1,627,900
   163,570   HSBC Holdings plc.............................................     2,570,924
    62,996   Marconi Corporation plc!!.....................................       667,615
   121,925   Vedanta Resources plc!!.......................................       803,215
                                                                              -----------
                                                                                7,211,004
                                                                              -----------
             UNITED STATES -- 5.5%
    22,691   NTL Incorporated!!............................................     1,582,697
    17,204   Sohu.com Inc.!!...............................................       516,292
    27,907   Wynn Resorts, Ltd.!!..........................................       781,675
                                                                              -----------
                                                                                2,880,664
                                                                              -----------
             TOTAL COMMON STOCKS
               (Cost $39,184,408)..........................................    49,240,925
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             FOREIGN BONDS AND NOTES -- 0.8%
             UNITED KINGDOM -- 0.8%
$  300,000   Telewest Communication plc,
               11.000% 10/01/07(b).........................................   $   195,000
   175,000   Telewest Communication plc,
               9.875% 02/01/10(b)..........................................       108,500
   250,000   Telewest Communication plc,
               (0.000%) due 04/15/09
               9.250% beginning 04/15/04...................................       130,000
                                                                              -----------
             TOTAL FOREIGN BONDS AND NOTES
               (Cost $194,344).............................................       433,500
                                                                              -----------
  SHARES
----------
             PREFERRED STOCKS -- 1.1%
               (Cost $364,544)
             BRAZIL -- 1.1%
    21,987   Companhia de Bebidas das Americas, ADR........................       560,888
                                                                              -----------
             INVESTMENT COMPANIES -- 5.1%
               (Cost $2,668,000)
 2,668,000   Nations Cash Reserves, Capital Class Shares#..................     2,668,000
                                                                              -----------
             TOTAL INVESTMENTS
               (Cost $42,411,296*)...............................     100.6%   52,903,313
                                                                              -----------
             OTHER ASSETS AND
               LIABILITIES (NET).................................      (0.6)%
             Cash..........................................................   $    84,307
             Foreign currency (cost $302,716)..............................       305,149
             Receivable for investment securities sold.....................       233,013
             Receivable for Fund shares sold...............................        99,522
             Dividends receivable..........................................        40,973
             Payable for Fund shares redeemed..............................       (90,088)
             Investment advisory fee payable...............................       (24,365)
             Administration fee payable....................................        (9,098)
             Shareholder servicing and distribution fees payable...........       (10,338)
             Payable for investment securities purchased...................      (838,652)
             Accrued Trustees' fees and expenses...........................       (32,757)
             Accrued expenses and other liabilities........................       (50,363)
                                                                              -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (292,697)
                                                                              -----------
             NET ASSETS..........................................     100.0%  $52,610,616
                                                                              ===========


                                                                                 VALUE
------------------------------------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on investments sold and currency
               contracts...................................................   $(2,599,542)
             Net unrealized appreciation of investments and currency
               contracts...................................................    10,496,699
             Paid-in capital...............................................    44,713,459
                                                                              -----------
             NET ASSETS....................................................   $52,610,616
                                                                              ===========
             Net asset value per share
               ($52,610,616 / 3,880,657 shares of common stock
               outstanding)................................................        $13.56
                                                                              ===========

---------------

 *Federal income tax information (see Note 9).

 !!
  Non-income producing security.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(b)
  Issue in default.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


At December 31, 2003, sector diversification was as follows:

                                                               % OF NET
SECTOR DIVERSIFICATION                                          ASSETS            VALUE
--------------------------------------------------------------------------------------------
Common stocks:
Commercial banking..........................................         15.0%   $     7,950,463
Electronics.................................................          9.7          5,159,086
Broadcasting and cable......................................          8.8          4,662,941
Media.......................................................          7.1          3,714,402
Semiconductors..............................................          7.0          3,697,545
Automotive..................................................          6.9          3,609,261
Airlines....................................................          6.5          3,398,944
Investment services.........................................          5.0          2,649,529
Pharmaceuticals.............................................          3.5          1,828,557
Metals and mining...........................................          3.1          1,648,014
Software....................................................          2.6          1,344,751
Lodging and recreation......................................          2.5          1,312,822
Telecommunications services.................................          2.2          1,131,214
Computers and office equipment..............................          2.1          1,117,477
Diversified manufacturing...................................          1.7            876,719
Apparel and textiles........................................          1.6            822,421
Medical devices and supplies................................          1.5            768,000
Integrated oil..............................................          1.4            716,524
Networking and telecommunications equipment.................          1.3            667,615
Publishing and advertising..................................          1.1            575,746
Other.......................................................          3.0          1,588,894
                                                              -----------    ---------------
TOTAL COMMON STOCKS.........................................         93.6         49,240,925
PREFERRED STOCKS............................................          1.1            560,888
FOREIGN BONDS AND NOTES.....................................          0.8            433,500
INVESTMENT COMPANIES........................................          5.1          2,668,000
                                                              -----------    ---------------
TOTAL INVESTMENTS...........................................        100.6         52,903,313
OTHER ASSETS AND LIABILITIES (NET)..........................         (0.6)          (292,697)
                                                              -----------    ---------------
NET ASSETS..................................................        100.0%   $    52,610,616
                                                              ===========    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2003



SHARES                                                                        VALUE
---------------------------------------------------------------------------------------
          COMMON STOCKS -- 98.1%
          BERMUDA -- 1.1%
 10,000   Tyco International Ltd. ......................................   $   265,000
                                                                           -----------
          BRAZIL -- 5.5%
 53,700   Centrais Electricas Brasileiras SA, ADR.......................       451,375
 20,910   Petroleo Brasileiro SA - 'A', ADR.............................       557,461
    693   Tele Centro Oeste Celular Participacoes SA, ADR...............         6,826
 21,100   Tele Norte Leste Participacoes SA, ADR........................       325,573
                                                                           -----------
                                                                             1,341,235
                                                                           -----------
          FRANCE -- 6.1%
 33,810   Alcatel SA, ADR...............................................       434,459
  4,550   Compagnie Generale des Etablissements Michelin................       208,790
 10,500   European Aeronautic Defence and Space Company.................       249,653
  5,500   Nexans SA.....................................................       183,911
  5,900   Renault SA....................................................       407,077
                                                                           -----------
                                                                             1,483,890
                                                                           -----------
          GERMANY -- 10.8%
 17,630   Bayerische Hypo-und Vereinsbank AG, ADR.......................       411,396
  7,400   DaimlerChrysler AG............................................       342,028
 42,890   Deutsche Telekom AG, ADR......................................       777,595
  8,790   E.On AG, ADR..................................................       575,218
  4,407   Hypo Real Estate Holdings AG, ADR.............................       109,230
 36,000   Volkswagen AG.................................................       402,775
                                                                           -----------
                                                                             2,618,242
                                                                           -----------
          ITALY -- 4.4%
134,480   IntesaBci SpA.................................................       525,843
 17,824   Telecom Italia SpA, ADR.......................................       529,195
                                                                           -----------
                                                                             1,055,038
                                                                           -----------
          JAPAN -- 20.4%
  8,800   Daiichi Pharmaceutical Company, Ltd. .........................       158,559
  7,910   Hitachi, Ltd., ADR............................................       475,154
     55   Japan Tobacco, Inc. ..........................................       402,864
 34,100   Matsushita Electric Industrial Company Ltd., ADR..............       475,354
  7,400   Millea Holdings, Inc., ADR....................................       498,760
 45,000   Mitsubishi Heavy Industries, Ltd. ............................       125,128
 51,380   Mitsubishi Tokyo Financial Group Inc. ........................       402,305
 81,000   Nippon Mitsubishi Oil Corporation.............................       412,671
 14,700   Nippon Telegraph and Telephone Corporation, ADR...............       361,032
  5,000   Ono Pharmaceutical Company, Ltd. .............................       188,019
 24,000   Sankyo Company, Ltd. .........................................       451,246
 94,900   Sumitomo Mitsui Financial Group, Inc., ADR....................       505,627
  6,500   TDK Corporation, ADR..........................................       466,505
                                                                           -----------
                                                                             4,923,224
                                                                           -----------


SHARES                                                                        VALUE
---------------------------------------------------------------------------------------
          MEXICO -- 4.1%
  9,860   America Movil SA de CV 'L', ADR...............................   $   269,572
 14,663   Cemex SA de CV, ADR...........................................       384,171
 10,090   Telefonos de Mexico SA de CV 'L', ADR.........................       333,273
                                                                           -----------
                                                                               987,016
                                                                           -----------
          NETHERLANDS -- 7.3%
 16,974   ABN AMRO Holding NV, ADR......................................       398,550
  6,120   Akzo Nobel NV, ADR............................................       233,784
 26,754   ING Groep NV, ADR.............................................       626,311
 32,900   Koninklijke Ahold NV, ADR.....................................       255,304
 16,465   Wolters Kluwer NV, ADR........................................       257,526
                                                                           -----------
                                                                             1,771,475
                                                                           -----------
          NEW ZEALAND -- 1.1%
  9,760   Telecom Corporation of New Zealand Ltd., ADR..................       275,720
                                                                           -----------
          PORTUGAL -- 1.7%
 41,292   Portugal Telecommunications, SGPS, SA, ADR....................       413,746
                                                                           -----------
          RUSSIA -- 1.1%
  2,900   LUKOIL, ADR...................................................       269,700
                                                                           -----------
          SINGAPORE -- 1.8%
  3,410   DBS Group Holdings Ltd., ADR..................................       118,064
 46,000   Overseas-Chinese Banking Corporation Ltd. ....................       327,740
                                                                           -----------
                                                                               445,804
                                                                           -----------
          SOUTH AFRICA -- 1.9%
 45,840   SABMiller plc, ADR............................................       467,055
                                                                           -----------
          SOUTH KOREA -- 2.8%
 34,780   Korea Electric Power Corporation, ADR.........................       361,364
 16,580   KT Corporation, ADR...........................................       316,181
                                                                           -----------
                                                                               677,545
                                                                           -----------
          SPAIN -- 7.9%
 44,870   Banco Bilbao Vizcaya Argentaria SA, ADR.......................       621,449
 30,800   Repsol YPF SA, ADR............................................       602,140
 15,592   Telefonica SA, ADR............................................       689,009
                                                                           -----------
                                                                             1,912,598
                                                                           -----------
          SWITZERLAND -- 5.8%
  5,000   Nestle SA, ADR................................................       312,311
  9,330   Swisscom AG, ADR..............................................       306,397
 53,900   Zurich Financial Services AG, ADR.............................       775,761
                                                                           -----------
                                                                             1,394,469
                                                                           -----------
          UNITED KINGDOM -- 13.6%
 25,120   BAE Systems plc, ADR..........................................       302,641
 15,000   Boots Group plc...............................................       371,100
  8,780   British American Tobacco plc, ADR.............................       242,943
  8,812   BT Group plc, ADR.............................................       301,547
  9,930   Corus Group plc, ADR!!........................................        52,629

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003



SHARES                                                                        VALUE
---------------------------------------------------------------------------------------
          UNITED KINGDOM -- (CONTINUED)
 91,700   Friends Provident plc.........................................   $   216,688
 11,390   Glaxosmithkline plc, ADR......................................       531,002
 45,050   Invensys plc, ADR.............................................        29,436
  7,564   Marks & Spencer Group plc, ADR................................       234,796
 15,830   Reuters Group plc, ADR........................................       401,765
181,200   Royal & Sun Alliance Insurance Group plc@.....................       286,262
 60,700   Safeway plc...................................................       308,602
                                                                           -----------
                                                                             3,279,411
                                                                           -----------
          VENEZUELA -- 0.7%
 11,443   Cia Anonima Nacional Telefonos de Venezuela, ADR..............       174,620
                                                                           -----------
          TOTAL COMMON STOCKS
            (Cost $20,401,355)..........................................    23,755,788
                                                                           -----------
          PREFERRED STOCKS -- 0.3%
            (Cost $95,210)
          BRAZIL -- 0.3%
  2,080   Telecomunicacoes Brasileiras SA - Telebras, ADR...............        70,346
                                                                           -----------
          INVESTMENT COMPANIES -- 1.4%
            (Cost $347,000)
347,000   Nations Cash Reserves, Capital Class Shares#..................       347,000
                                                                           -----------
          TOTAL INVESTMENTS
            (Cost $20,843,565*)...............................      99.8%   24,173,134
                                                                           -----------
          OTHER ASSETS AND
            LIABILITIES (NET).................................       0.2%
          Cash..........................................................   $       599
          Receivable for investment securities sold.....................        76,745
          Receivable for Fund shares sold...............................         4,513
          Dividends receivable..........................................        89,957
          Payable for Fund shares redeemed..............................       (49,820)
          Investment advisory fee payable...............................       (17,084)
          Administration fee payable....................................        (4,366)
          Accrued Trustees' fees and expenses...........................       (22,656)
          Accrued expenses and other liabilities........................       (38,618)
                                                                           -----------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)......................        39,270
                                                                           -----------
          NET ASSETS..........................................     100.0%  $24,212,404
                                                                           ===========


                                                                              VALUE
---------------------------------------------------------------------------------------
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on investments sold and currency
            contracts...................................................   $   (21,899)
          Net unrealized appreciation of investments and currency
            contracts...................................................     3,329,885
          Paid-in capital...............................................    20,904,418
                                                                           -----------
          NET ASSETS....................................................   $24,212,404
                                                                           ===========
          Net asset value per share ($24,212,404 / 2,361,139 shares of
            common stock outstanding)...................................        $10.25
                                                                           ===========

---------------

 *
 Federal income tax information (see Note 9).

 !!
 Non-income producing security.

 @
 Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

#Money market mutual fund registered under the Investment Company
 Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


At December 31, 2003, sector diversification was as follows:

                                                                 % OF NET
SECTOR DIVERSIFICATION                                            ASSETS             VALUE
-----------------------------------------------------------------------------------------------
Common stocks:
Telecommunications services.................................            21.0%    $    5,080,286
Commercial banking..........................................            14.1          3,420,204
Oil and gas.................................................             7.6          1,841,972
Insurance...................................................             7.3          1,777,471
Automotive..................................................             5.6          1,360,670
Pharmaceuticals.............................................             5.5          1,328,826
Electrical equipment........................................             4.6          1,125,570
Electric power -- Non nuclear...............................             4.2          1,026,593
Food and drug stores........................................             3.9            935,006
Media.......................................................             2.7            659,291
Tobacco.....................................................             2.7            645,807
Financial services..........................................             2.6            626,311
Aerospace and defense.......................................             2.3            552,294
Housing and furnishing......................................             2.0            475,354
Beverages...................................................             1.9            467,055
Networking and telecommunications equipment.................             1.8            434,459
Construction................................................             1.6            384,171
Electric power -- Nuclear...................................             1.5            361,364
Food products...............................................             1.3            312,311
Conglomerates...............................................             1.1            265,000
Other.......................................................             2.8            675,773
                                                              --------------     --------------
TOTAL COMMON STOCKS.........................................            98.1         23,755,788
PREFERRED STOCKS............................................             0.3             70,346
INVESTMENT COMPANIES........................................             1.4            347,000
                                                              --------------     --------------
TOTAL INVESTMENTS...........................................            99.8         24,173,134
OTHER ASSETS AND LIABILITIES (NET)..........................             0.2             39,270
                                                              --------------     --------------
NET ASSETS..................................................           100.0%    $   24,212,404
                                                              ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Focused Equities Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2003



 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            COMMON STOCKS -- 95.7%
            AEROSPACE AND DEFENSE -- 1.3%
   39,971   Lockheed Martin Corporation...................................   $  2,054,509
                                                                             ------------
            AIRLINES -- 1.0%
   31,063   Ryanair Holdings plc, ADR!!(a)................................      1,573,030
                                                                             ------------
            AUTOMOTIVE -- 3.3%
  115,716   Bayerische Motoren Werke (BMW) AG.............................      5,393,171
                                                                             ------------
            BEVERAGES -- 0.3%
    8,464   Anheuser-Busch Companies, Inc. ...............................        445,884
                                                                             ------------
            COMMERCIAL BANKING -- 4.8%
  161,547   Citigroup Inc. ...............................................      7,841,491
                                                                             ------------
            COMPUTERS AND OFFICE EQUIPMENT -- 2.4%
  114,138   Dell Inc.!!...................................................      3,876,126
                                                                             ------------
            CONSUMER CREDIT AND MORTGAGES -- 6.0%
   60,225   Countrywide Financial Corporation.............................      4,568,066
   68,859   Fannie Mae....................................................      5,168,557
                                                                             ------------
                                                                                9,736,623
                                                                             ------------
            DIVERSIFIED MANUFACTURING -- 2.1%
  109,372   General Electric Company......................................      3,388,345
                                                                             ------------
            FINANCE -- MISCELLANEOUS -- 4.9%
  209,611   SLM Corporation...............................................      7,898,142
                                                                             ------------
            HEALTH SERVICES -- 7.2%
  200,951   UnitedHealth Group Inc. ......................................     11,691,329
                                                                             ------------
            HEAVY MACHINERY -- 4.1%
   79,238   Caterpillar Inc. .............................................      6,578,339
                                                                             ------------
            HOUSEHOLD PRODUCTS -- 0.8%
   13,030   Procter & Gamble Company......................................      1,301,436
                                                                             ------------
            HOUSING AND FURNISHING -- 2.2%
   35,421   Lennar Corporation, Class A...................................      3,400,416
    1,470   Lennar Corporation, Class B...................................        134,358
                                                                             ------------
                                                                                3,534,774
                                                                             ------------
            INVESTMENT SERVICES -- 4.3%
  117,694   Merrill Lynch & Company, Inc. ................................      6,902,753
                                                                             ------------


 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            LODGING AND RECREATION -- 1.5%
   47,167   Four Seasons Hotels Inc. .....................................   $  2,412,592
                                                                             ------------
            MEDICAL DEVICES AND SUPPLIES -- 5.7%
  158,280   Boston Scientific Corporation!!...............................      5,818,373
   48,512   Zimmer Holdings, Inc.!!.......................................      3,415,245
                                                                             ------------
                                                                                9,233,618
                                                                             ------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 9.1%
  355,298   Cisco Systems, Inc.!!.........................................      8,630,189
  113,300   QUALCOMM Inc. ................................................      6,110,269
                                                                             ------------
                                                                               14,740,458
                                                                             ------------
            PHARMACEUTICALS -- 8.8%
   50,677   Amgen Inc.!!..................................................      3,131,839
   39,078   Eli Lilly and Company.........................................      2,748,356
   89,530   Genentech, Inc.!!.............................................      8,377,321
                                                                             ------------
                                                                               14,257,516
                                                                             ------------
            RAILROADS, TRUCKING AND SHIPPING -- 3.6%
   87,397   FedEx Corporation.............................................      5,899,298
                                                                             ------------
            SEMICONDUCTORS -- 9.9%
  393,702   Intel Corporation.............................................     12,677,205
   71,311   Maxim Integrated Products, Inc. ..............................      3,551,288
                                                                             ------------
                                                                               16,228,493
                                                                             ------------
            SOFTWARE -- 3.3%
  112,774   Electronic Arts Inc.!!........................................      5,388,342
                                                                             ------------
            SPECIALTY STORES -- 7.0%
   83,257   Lowe's Companies, Inc. .......................................      4,611,605
  147,301   Tiffany & Company.............................................      6,658,005
                                                                             ------------
                                                                               11,269,610
                                                                             ------------
            TELECOMMUNICATIONS SERVICES -- 2.1%
  123,080   Nextel Communications, Inc., Class A!!........................      3,453,625
                                                                             ------------
            TOTAL COMMON STOCKS
              (Cost $115,813,911).........................................    155,099,504
                                                                             ------------
            INVESTMENT COMPANIES -- 5.3%
              (Cost $8,565,755)
8,565,755   Nations Cash Reserves, Capital Class Shares#..................      8,565,755
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Focused Equities Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003



                                                                                 VALUE
------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $124,379,666*)..............................     101.0%  $163,665,259
                                                                             ------------
            OTHER ASSETS AND LIABILITIES (NET)..................      (1.0)%
            Cash..........................................................   $        452
            Receivable for Fund shares sold...............................        287,051
            Dividends receivable..........................................         65,582
            Interest receivable...........................................            217
            Unrealized depreciation on forward foreign exchange
              contracts...................................................        (93,848)
            Collateral on securities loaned...............................     (1,367,755)
            Payable for Fund shares redeemed..............................       (247,213)
            Investment advisory fee payable...............................        (99,972)
            Administration fee payable....................................        (30,658)
            Accrued Trustees' fees and expenses...........................        (32,692)
            Accrued expenses and other liabilities........................        (50,078)
                                                                             ------------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (1,568,914)
                                                                             ------------
            NET ASSETS..........................................     100.0%  $162,096,345
                                                                             ============
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $          4
            Accumulated net realized loss on investments sold and currency
              contracts...................................................    (39,217,457)
            Net unrealized appreciation of investments and currency
              contracts...................................................     39,192,114
            Paid-in capital...............................................    162,121,684
                                                                             ------------
            NET ASSETS....................................................   $162,096,345
                                                                             ============
            Net asset value per share
              ($162,096,345 / 10,690,667 shares of common stock
              outstanding)................................................         $15.16
                                                                             ============

---------------

 *Federal income tax information (see Note 9).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $1,367,755.

(a)
  All or portion of security was on loan at December 31, 2003. The aggregate cost and market value of securities on loan at December 31, 2003, is $1,260,087 and $1,337,048, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2003



  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             COMMON STOCKS -- 94.5%
             AEROSPACE AND DEFENSE -- 0.7%
     6,745   Triumph Group, Inc.!!.........................................   $   245,518
                                                                              -----------
             AIRLINES -- 0.8%
    24,875   AirTran Holdings, Inc.!!......................................       296,013
                                                                              -----------
             APPAREL AND TEXTILES -- 0.4%
     9,725   Genesco, Inc.!!...............................................       147,139
                                                                              -----------
             BEVERAGES -- 0.2%
     2,059   Constellation Brands, Inc.!!..................................        67,803
                                                                              -----------
             BROADCASTING AND CABLE -- 1.9%
    34,300   Radio One, Inc., Class D!!....................................       661,990
                                                                              -----------
             CHEMICALS -- BASIC -- 2.1%
    22,650   Agrium, Inc. .................................................       372,819
    14,050   Delta and Pine Land Company...................................       356,870
                                                                              -----------
                                                                                  729,689
                                                                              -----------
             COMMERCIAL BANKING -- 3.6%
    11,202   City National Corporation.....................................       695,868
     9,070   F.N.B. Corporation............................................       321,532
     8,819   South Financial Group, Inc. ..................................       245,697
                                                                              -----------
                                                                                1,263,097
                                                                              -----------
             COMMERCIAL SERVICES -- 1.2%
    10,371   Trammell Crow Company!!.......................................       137,416
    11,852   Watson Wyatt & Company Holdings!!.............................       286,226
                                                                              -----------
                                                                                  423,642
                                                                              -----------
             COMPUTER SERVICES -- 3.8%
     4,525   Anteon International Corporation!!............................       163,126
     9,916   Cognizant Technology Solutions Corporation!!..................       452,566
    10,772   Harris Interactive, Inc.!!....................................        89,408
    12,333   Pegasus Solutions, Inc.!!.....................................       129,127
    18,543   Secure Computing Corporation!!................................       332,105
    17,749   Virage Logic Corporation!!....................................       180,507
                                                                              -----------
                                                                                1,346,839
                                                                              -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 3.3%
    11,600   Avocent Corporation!!.........................................       423,632
    10,175   Global Imaging Systems, Inc.!!................................       323,056
    17,049   Pinnacle Systems, Inc.!!......................................       145,428
    15,468   Plexus Corporation!!..........................................       265,586
                                                                              -----------
                                                                                1,157,702
                                                                              -----------
             CONSTRUCTION -- 1.4%
    17,304   Chicago Bridge & Iron Company NV..............................       500,086
                                                                              -----------


  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             CONSUMER SERVICES -- 1.6%
     6,687   Rent-A-Center, Inc.!!.........................................   $   199,808
    21,404   ValueVision Media, Inc., Class A!!............................       357,446
                                                                              -----------
                                                                                  557,254
                                                                              -----------
             DIVERSIFIED ELECTRONICS -- 6.7%
    32,190   Aeroflex, Inc.!!..............................................       376,301
    14,679   Anaren Microwave, Inc.!!......................................       207,267
    15,202   Daktronics, Inc.!!............................................       382,481
     7,381   Dionex Corporation!!..........................................       339,674
     7,603   FLIR Systems, Inc.!!..........................................       277,510
     9,075   Integrated Circuit Systems, Inc.!!............................       258,547
    17,925   RF Micro Devices, Inc.!!(a)...................................       180,146
    20,070   Sypris Solutions, Inc. .......................................       337,377
        16   Vialta, Inc.!!................................................             9
                                                                              -----------
                                                                                2,359,312
                                                                              -----------
             DIVERSIFIED MANUFACTURING -- 2.7%
    10,925   Actuant Corporation, Class A!!................................       395,485
     4,813   CUNO, Inc.!!..................................................       216,729
    16,426   Griffon Corporation!!.........................................       332,791
                                                                              -----------
                                                                                  945,005
                                                                              -----------
             EDUCATION -- 1.3%
    14,444   Education Management Corporation!!............................       448,342
                                                                              -----------
             EXPLORATION AND PRODUCTION -- 0.4%
    19,433   Brigham Exploration Company!!.................................       156,028
                                                                              -----------
             FINANCE -- MISCELLANEOUS -- 2.8%
     8,450   Affiliated Managers Group, Inc.!!.............................       588,036
    15,900   Boston Private Financial Holdings, Inc. ......................       394,956
                                                                              -----------
                                                                                  982,992
                                                                              -----------
             FOOD PRODUCTS -- 0.9%
     9,090   Corn Products International, Inc. ............................       313,151
                                                                              -----------
             HEALTH SERVICES -- 7.9%
    10,675   Centene Corporation!!.........................................       299,007
     8,256   Digene Corporation!!..........................................       331,066
     8,950   Orthodontic Centers of America, Inc.!!(a).....................        72,048
    36,675   Province Healthcare Company!!.................................       586,799
     5,930   Stericycle, Inc.!!............................................       276,931
     5,622   Triad Hospitals, Inc.!!.......................................       187,044
    28,465   US Oncology, Inc.!!...........................................       306,283
    23,515   VCA Antech, Inc.!!............................................       728,494
                                                                              -----------
                                                                                2,787,672
                                                                              -----------
             HOUSING AND FURNISHING -- 2.8%
     3,525   Beazer Homes USA, Inc. .......................................       344,252
     6,275   Ethan Allen Interiors, Inc. ..................................       262,797
    13,095   Tuesday Morning Corporation!!.................................       396,123
                                                                              -----------
                                                                                1,003,172
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003



  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             INSURANCE -- 1.9%
    10,315   Endurance Specialty Holdings Ltd. ............................   $   346,069
     6,161   Triad Guaranty, Inc.!!........................................       310,206
                                                                              -----------
                                                                                  656,275
                                                                              -----------
             INTEGRATED OIL -- 0.6%
    10,010   Remington Oil & Gas Corporation!!.............................       197,097
                                                                              -----------
             LODGING AND RECREATION -- 1.7%
    19,450   Boyd Gaming Corporation.......................................       313,924
       156   Orbitz, Inc.!!(a).............................................         3,619
     8,591   Shuffle Master, Inc.!!(a).....................................       297,420
                                                                              -----------
                                                                                  614,963
                                                                              -----------
             MEDICAL DEVICES AND
               SUPPLIES -- 5.9%
     4,019   Cooper Companies, Inc. .......................................       189,415
    24,590   Exact Sciences Corporation!!(a)...............................       248,851
    22,321   Merit Medical Systems, Inc.!!.................................       496,865
    13,776   Respironics, Inc.!!...........................................       621,160
    17,040   Wright Medical Group, Inc.!!..................................       518,698
                                                                              -----------
                                                                                2,074,989
                                                                              -----------
             NATURAL GAS DISTRIBUTION -- 0.9%
     7,425   Energen Corporation...........................................       304,648
                                                                              -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 3.5%
    23,200   AudioCodes Ltd.!!.............................................       242,208
    29,050   C-COR.Net Corporation!!.......................................       323,326
     7,650   j2 Global Communications, Inc.!!..............................       189,491
    34,768   REMEC, Inc.!!.................................................       292,399
    10,847   Tollgrade Communications, Inc.!!..............................       190,148
                                                                              -----------
                                                                                1,237,572
                                                                              -----------
             OILFIELD SERVICES -- 2.0%
    17,939   Pride International, Inc.!!...................................       334,383
    18,050   Varco International, Inc.!!...................................       372,371
                                                                              -----------
                                                                                  706,754
                                                                              -----------
             PACKAGING AND CONTAINERS -- 0.4%
     9,275   Anchor Glass Container Corporation............................       148,400
                                                                              -----------


  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             PHARMACEUTICALS -- 9.5%
    14,630   Affymetrix, Inc.!!............................................   $   360,044
     5,825   Angiotech Pharmaceuticals, Inc.!!.............................       267,950
    12,475   AtheroGenics, Inc.!!..........................................       186,501
    10,907   Axcan Pharma, Inc.!!..........................................       170,695
    17,155   Connetics Corporation!!.......................................       311,535
    11,550   Martek Biosciences Corporation!!..............................       750,403
     5,578   Medicis Pharmaceutical Corporation, Class A...................       397,710
    19,903   Penwest Pharmaceuticals Company!!(a)..........................       343,924
    18,113   Protein Design Labs, Inc.!!...................................       324,223
    12,200   Telik, Inc.!!.................................................       280,722
                                                                              -----------
                                                                                3,393,707
                                                                              -----------
             PHOTOGRAPHIC PRODUCTS -- 0.3%
     9,392   NPTest Holding Corporation!!..................................       103,688
                                                                              -----------
             PUBLISHING AND ADVERTISING -- 0.9%
     7,875   R.R. Donnelley Corporation!!..................................       313,740
                                                                              -----------
             RAILROADS, TRUCKING AND SHIPPING -- 2.0%
     3,996   Central Freight Lines, Inc.!!.................................        70,929
     4,655   Knight Transportation, Inc.!!.................................       119,401
    22,125   RailAmerica, Inc.!!...........................................       261,075
     6,809   UTI Worldwide, Inc. ..........................................       258,265
                                                                              -----------
                                                                                  709,670
                                                                              -----------
             RESTAURANTS -- 2.2%
    12,750   RARE Hospitality International, Inc.!!........................       311,610
    15,650   Red Robin Gourmet Burgers, Inc.!!.............................       476,386
                                                                              -----------
                                                                                  787,996
                                                                              -----------
             SEMICONDUCTORS -- 6.0%
    10,791   Cognex Corporation............................................       304,738
     7,700   Cymer, Inc.!!.................................................       355,663
    21,410   LTX Corporation!!.............................................       321,792
    17,175   Microsemi Corporation!!.......................................       422,161
    11,375   MKS Instruments, Inc.!!.......................................       329,875
    31,853   TriQuint Semiconductor, Inc.!!................................       225,201
     3,250   Varian Semiconductor Equipment Associates, Inc.!!.............       141,993
                                                                              -----------
                                                                                2,101,423
                                                                              -----------
             SOFTWARE -- 7.1%
     2,960   At Road, Inc.!!...............................................        39,368
    25,300   Borland Software Corporation!!................................       246,169
     7,914   Computer Programs and Systems, Inc. ..........................       159,230
    16,401   EPIQ Systems, Inc.!!..........................................       280,949
    14,900   Hyperion Solutions Corporation!!..............................       449,085
    33,780   Lawson Software, Inc.!!.......................................       278,009
    10,225   Manhattan Associates, Inc.!!..................................       282,619
    20,950   Neoware Systems, Inc.!!.......................................       287,015
     7,190   OPNET Technologies, Inc.!!....................................       118,347
    11,625   Packeteer, Inc.!!.............................................       197,393
     7,975   Progress Software Corporation!!...............................       163,169
                                                                              -----------
                                                                                2,501,353
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003



  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             SPECIALTY STORES -- 1.0%
    12,780   American Eagle Outfitters, Inc.!!.............................   $   209,592
     5,774   Cato Corporation..............................................       118,367
     2,249   Tweeter Home Entertainment Group, Inc.!!......................        21,253
                                                                              -----------
                                                                                  349,212
                                                                              -----------
             STEEL -- 0.6%
    11,300   Maverick Tube Corporation!!...................................       217,525
                                                                              -----------
             TELECOMMUNICATIONS SERVICES -- 1.5%
     9,510   Commonwealth Telephone Enterprises, Inc.!!....................       359,002
     8,450   SpectraLink Corporation.......................................       161,987
                                                                              -----------
                                                                                  520,989
                                                                              -----------
             TOTAL COMMON STOCKS
               (Cost $27,297,383)..........................................    33,332,447
                                                                              -----------
             INVESTMENT COMPANIES -- 9.2%
               (Cost $3,236,501)
 3,236,501   Nations Cash Reserves, Capital Class Shares#..................     3,236,501
                                                                              -----------


                                                                                 VALUE
------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $30,533,884*)...............................     103.7%  $36,568,948
                                                                              -----------
             OTHER ASSETS AND
               LIABILITIES (NET).................................      (3.7)%
             Cash..........................................................   $        21
             Receivable for investment securities sold.....................       156,919
             Receivable for Fund shares sold...............................        44,645
             Dividends receivable..........................................         8,231
             Interest receivable...........................................           375
             Collateral on securities loaned...............................    (1,004,501)
             Payable for Fund shares redeemed..............................       (72,993)
             Investment advisory fee payable...............................       (24,176)
             Administration fee payable....................................        (6,634)
             Payable for investment securities purchased...................      (342,521)
             Accrued Trustees' fees and expenses...........................       (32,758)
             Accrued expenses and other liabilities........................       (31,561)
                                                                              -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET)...........................................    (1,304,953)
                                                                              -----------
             NET ASSETS..........................................     100.0%  $35,263,995
                                                                              ===========
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on investments sold.............   $(1,372,548)
             Net unrealized appreciation of investments....................     6,035,064
             Paid-in capital...............................................    30,601,479
                                                                              -----------
             NET ASSETS....................................................   $35,263,995
                                                                              ===========
             Net asset value per share
               ($35,263,995/3,652,881 shares of common stock
               outstanding)................................................         $9.65
                                                                              ===========

---------------

 *Federal income tax information (see Note 9).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $1,004,501.

(a)
  All or portion of security was on loan at December 31, 2003. The aggregate cost and market value of securities on loan at December 31, 2003, is $1,013,601 and $953,041, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico 21st Century Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2003



SHARES                                                                        VALUE
---------------------------------------------------------------------------------------
          COMMON STOCKS -- 98.2%
          AEROSPACE AND DEFENSE -- 3.0%
  3,614   General Dynamics Corporation..................................   $   326,669
                                                                           -----------
          AIRLINES -- 3.9%
  8,478   Ryanair Holdings plc, ADR!!(a)................................       429,326
                                                                           -----------
          AUTOMOTIVE -- 2.9%
  6,738   Bayerische Motoren Werke (BMW) AG.............................       314,038
                                                                           -----------
          BROADCASTING AND CABLE -- 4.4%
 21,811   Cumulus Media Inc., Class A!!.................................       479,842
                                                                           -----------
          COMMERCIAL BANKING -- 7.2%
  6,374   Citigroup Inc. ...............................................       309,394
  4,636   Greater Bay Bancorp...........................................       132,033
 20,878   Standard Chartered plc........................................       344,784
                                                                           -----------
                                                                               786,211
                                                                           -----------
          COMMERCIAL SERVICES -- 0.2%
    951   LECG Corporation!!............................................        21,768
                                                                           -----------
          COMPUTERS AND OFFICE EQUIPMENT -- 3.5%
 11,159   Dell Inc.!!...................................................       378,960
                                                                           -----------
          CONGLOMERATES -- 1.7%
  7,050   Tyco International Ltd. ......................................       186,825
                                                                           -----------
          CONSUMER CREDIT AND MORTGAGES -- 1.5%
  2,127   Countrywide Financial Corporation.............................       161,333
                                                                           -----------
          CONSUMER SERVICES -- 1.5%
  4,252   Weight Watchers International Inc.!!..........................       163,149
                                                                           -----------
          DIVERSIFIED ELECTRONICS -- 5.8%
  8,101   Digital Theater Systems Inc.!!................................       200,014
  5,853   Harman International Industries, Inc. ........................       433,005
                                                                           -----------
                                                                               633,019
                                                                           -----------
          FINANCE -- MISCELLANEOUS -- 4.3%
 12,015   UCBH Holdings Inc. ...........................................       468,225
                                                                           -----------
          HEALTH SERVICES -- 2.0%
  3,770   UnitedHealth Group Inc. ......................................       219,339
                                                                           -----------
          HEAVY MACHINERY -- 8.9%
  6,574   Caterpillar Inc. .............................................       545,774
  5,012   PACCAR, Inc. .................................................       426,621
                                                                           -----------
                                                                               972,395
                                                                           -----------


SHARES                                                                        VALUE
---------------------------------------------------------------------------------------
          HOUSING AND FURNISHING -- 3.0%
  4,458   Toll Brothers, Inc.!!.........................................   $   177,250
  7,174   WCI Communities, Inc.!!.......................................       147,856
                                                                           -----------
                                                                               325,106
                                                                           -----------
          INSURANCE -- 2.5%
  3,991   Ambac Financial Group, Inc. ..................................       276,935
                                                                           -----------
          INVESTMENT SERVICES -- 4.8%
 15,713   Jefferies Group, Inc. ........................................       518,843
                                                                           -----------
          LODGING AND RECREATION -- 5.2%
199,888   Shangri-La Asia Ltd.(a).......................................       187,952
 13,606   Wynn Resorts, Ltd.!!..........................................       381,104
                                                                           -----------
                                                                               569,056
                                                                           -----------
          MEDICAL DEVICES AND SUPPLIES -- 0.7%
  2,425   Wright Medical Group, Inc.!!..................................        73,817
                                                                           -----------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 9.6%
 13,626   Cisco Systems, Inc.!!.........................................       330,976
 12,515   Foundry Networks, Inc.!!......................................       342,410
  7,130   QUALCOMM Inc. ................................................       384,520
                                                                           -----------
                                                                             1,057,906
                                                                           -----------
          PHARMACEUTICALS -- 3.0%
  3,462   Genentech, Inc.!!.............................................       323,939
                                                                           -----------
          RAILROADS, TRUCKING AND SHIPPING -- 3.7%
  6,054   FedEx Corporation.............................................       408,645
                                                                           -----------
          SEMICONDUCTORS -- 2.9%
  9,796   Intel Corporation.............................................       315,431
                                                                           -----------
          SPECIALTY STORES -- 8.8%
 12,385   PETsMart, Inc. ...............................................       294,763
 14,602   Select Comfort Corporation!!..................................       361,546
  7,793   The Sports Authority, Inc.!!..................................       299,251
                                                                           -----------
                                                                               955,560
                                                                           -----------
          TELECOMMUNICATIONS SERVICES -- 3.2%
 12,546   Nextel Communications, Inc., Class A!!........................       352,042
                                                                           -----------
          TOTAL COMMON STOCKS
            (Cost $8,539,829)...........................................    10,718,379
                                                                           -----------
          INVESTMENT COMPANIES -- 5.8%
            (Cost $633,288)
633,288   Nations Cash Reserves, Capital Class Shares#..................       633,288
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico 21st Century Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003



                                                                              VALUE
---------------------------------------------------------------------------------------
          TOTAL INVESTMENTS
            (Cost $9,173,117*)................................     104.0%  $11,351,667
                                                                           -----------
          OTHER ASSETS AND
            LIABILITIES (NET).................................      (4.0)%
          Cash..........................................................   $        95
          Receivable for investment securities sold.....................       259,405
          Receivable for Fund shares sold...............................        34,549
          Dividends receivable..........................................         7,190
          Interest receivable...........................................            50
          Unrealized depreciation on forward foreign exchange
            contracts...................................................       (12,129)
          Collateral on securities loaned...............................      (192,288)
          Payable for Fund shares redeemed..............................       (30,861)
          Investment advisory fee payable...............................        (5,337)
          Administration fee payable....................................        (2,036)
          Payable for investment securities purchased...................      (443,221)
          Accrued Trustees' fees and expenses...........................       (32,757)
          Accrued expenses and other liabilities........................       (20,213)
                                                                           -----------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET)...........................................      (437,553)
                                                                           -----------
          NET ASSETS..........................................     100.0%  $10,914,114
                                                                           ===========
          NET ASSETS CONSIST OF:
          Accumulated net investment loss...............................   $   (17,410)
          Accumulated net realized loss on investments sold and
            currency contracts..........................................    (1,945,776)
          Net unrealized appreciation of investments and currency
            contracts...................................................     2,166,421
          Paid-in capital...............................................    10,710,879
                                                                           -----------
          NET ASSETS....................................................   $10,914,114
                                                                           ===========
          Net asset value per share
            ($10,914,114 / 1,284,385 shares of common stock
            outstanding)................................................         $8.50
                                                                           ===========

---------------

 *Federal income tax information (see Note 9).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $192,288.

(a)
  All or portion of security was on loan at December 31, 2003. The aggregate cost and market value of securities on loan at December 31, 2003, is $166,534 and $184,728, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Growth Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2003



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            COMMON STOCKS -- 93.3%
            AEROSPACE AND DEFENSE -- 1.3%
   23,462   Lockheed Martin Corporation...................................   $  1,205,947
                                                                             ------------
            AIRLINES -- 1.4%
   27,059   Ryanair Holdings plc, ADR!!(a)................................      1,370,268
                                                                             ------------
            APPAREL AND TEXTILES -- 1.5%
   20,389   Nike, Inc., Class B...........................................      1,395,831
                                                                             ------------
            AUTOMOTIVE -- 1.3%
   27,142   Bayerische Motoren Werke (BMW) AG.............................      1,265,006
                                                                             ------------
            BEVERAGES -- 0.7%
   12,890   Anheuser-Busch Companies, Inc. ...............................        679,045
                                                                             ------------
            BROADCASTING AND CABLE -- 0.4%
   16,661   The Walt Disney Company.......................................        388,701
                                                                             ------------
            COMMERCIAL BANKING -- 4.8%
   94,397   Citigroup Inc. ...............................................      4,582,030
                                                                             ------------
            COMPUTERS AND OFFICE EQUIPMENT -- 4.5%
   80,058   Dell Inc.!!...................................................      2,718,770
  119,361   EMC Corporation!!.............................................      1,542,144
                                                                             ------------
                                                                                4,260,914
                                                                             ------------
            CONGLOMERATES -- 0.4%
   15,313   Tyco International Ltd. ......................................        405,795
                                                                             ------------
            CONSUMER CREDIT AND MORTGAGES -- 3.8%
   13,757   Countrywide Financial Corporation.............................      1,043,468
   33,930   Fannie Mae....................................................      2,546,786
                                                                             ------------
                                                                                3,590,254
                                                                             ------------
            DIVERSIFIED MANUFACTURING -- 3.5%
   62,975   General Electric Company......................................      1,950,966
   40,963   Honeywell International Inc. .................................      1,369,393
                                                                             ------------
                                                                                3,320,359
                                                                             ------------
            FINANCE -- MISCELLANEOUS -- 3.8%
   97,031   SLM Corporation...............................................      3,656,128
                                                                             ------------
            HEALTH SERVICES -- 6.3%
   16,975   Quest Diagnostics Inc.!!......................................      1,241,042
   82,932   UnitedHealth Group Inc. ......................................      4,824,984
                                                                             ------------
                                                                                6,066,026
                                                                             ------------
            HEAVY MACHINERY -- 4.0%
   46,510   Caterpillar Inc. .............................................      3,861,260
                                                                             ------------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS -- 1.9%
   18,465   Procter & Gamble Company......................................   $  1,844,284
                                                                             ------------
            HOUSING AND FURNISHING -- 3.6%
   20,689   Lennar Corporation, Class A...................................      1,986,144
    2,125   Lennar Corporation, Class B...................................        194,225
   18,934   M.D.C. Holdings, Inc. ........................................      1,221,243
                                                                             ------------
                                                                                3,401,612
                                                                             ------------
            INVESTMENT SERVICES -- 2.9%
   47,753   Merrill Lynch & Company, Inc. ................................      2,800,713
                                                                             ------------
            LODGING AND RECREATION -- 2.3%
   20,027   Four Seasons Hotels Inc. .....................................      1,024,381
    6,302   Harley-Davidson, Inc. ........................................        299,534
   32,000   Wynn Resorts, Ltd.!!..........................................        896,320
                                                                             ------------
                                                                                2,220,235
                                                                             ------------
            MEDICAL DEVICES AND SUPPLIES -- 5.7%
   90,948   Boston Scientific Corporation!!...............................      3,343,248
   30,585   Zimmer Holdings, Inc.!!.......................................      2,153,184
                                                                             ------------
                                                                                5,496,432
                                                                             ------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 6.9%
  169,943   Cisco Systems, Inc.!!.........................................      4,127,916
   45,227   QUALCOMM Inc. ................................................      2,439,092
                                                                             ------------
                                                                                6,567,008
                                                                             ------------
            PHARMACEUTICALS -- 11.1%
   29,493   Amgen Inc.!!..................................................      1,822,667
  100,119   Caremark Rx, Inc.!!...........................................      2,536,014
   21,484   Eli Lilly and Company.........................................      1,510,970
   49,312   Genentech, Inc.!!.............................................      4,614,125
                                                                             ------------
                                                                               10,483,776
                                                                             ------------
            RAILROADS, TRUCKING AND SHIPPING -- 2.6%
   37,275   FedEx Corporation.............................................      2,516,063
                                                                             ------------
            RESTAURANTS -- 0.7%
   21,254   Starbucks Corporation!!.......................................        702,657
                                                                             ------------
            SEMICONDUCTORS -- 8.2%
  177,979   Intel Corporation.............................................      5,730,924
   40,960   Maxim Integrated Products, Inc. ..............................      2,039,808
                                                                             ------------
                                                                                7,770,732
                                                                             ------------
            SOFTWARE -- 2.2%
   44,372   Electronic Arts Inc.!!........................................      2,120,094
                                                                             ------------
            SPECIALTY STORES -- 5.4%
   37,162   Lowe's Companies, Inc. .......................................      2,058,403
   68,386   Tiffany & Company.............................................      3,091,047
                                                                             ------------
                                                                                5,149,450
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- 2.1%
   71,685   Nextel Communications, Inc., Class A!!........................   $  2,011,481
                                                                             ------------
            TOTAL COMMON STOCKS
              (Cost $67,499,226)..........................................     89,132,101
                                                                             ------------
            INVESTMENT COMPANIES -- 8.3%
              (Cost $7,957,860)
7,957,860   Nations Cash Reserves, Capital Class Shares#..................      7,957,860
                                                                             ------------
            TOTAL INVESTMENTS
              (Cost $75,457,086*)...............................     101.6%    97,089,961
                                                                             ------------
            OTHER ASSETS AND LIABILITIES (NET)..................      (1.6)%
            Cash..........................................................   $        563
            Receivable for Fund shares sold...............................         90,925
            Dividends receivable..........................................         41,145
            Interest receivable...........................................            187
            Unrealized depreciation on forward foreign exchange
              contracts...................................................        (22,013)
            Collateral on securities loaned...............................     (1,286,860)
            Payable for Fund shares redeemed..............................       (168,337)
            Investment advisory fee payable...............................        (58,617)
            Administration fee payable....................................        (17,976)
            Accrued Trustees' fees and expenses...........................        (32,751)
            Accrued expenses and other liabilities........................        (40,293)
                                                                             ------------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (1,494,027)
                                                                             ------------
            NET ASSETS..........................................     100.0%  $ 95,595,934
                                                                             ============


                                                                                VALUE
-----------------------------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $        248
            Accumulated net realized loss on investments sold and currency
              contracts...................................................    (22,532,943)
            Net unrealized appreciation of investments and currency
              contracts...................................................     21,611,284
            Paid-in capital...............................................     96,517,345
                                                                             ------------
            NET ASSETS....................................................   $ 95,595,934
                                                                             ============
            Net asset value per share
              ($95,595,934 / 6,491,016 shares of common stock
              outstanding)................................................         $14.73
                                                                             ============

---------------

 *Federal income tax information (see Note 9).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $1,286,860.

(a)
  All or portion of security was on loan at December 31, 2003. The aggregate cost and market value of securities on loan at December 31, 2003, is $771,719 and $1,249,491, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Capital Growth Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2003



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            COMMON STOCKS -- 94.3%
            AEROSPACE AND DEFENSE -- 1.3%
    4,992   Lockheed Martin Corporation...................................   $   256,589
                                                                             -----------
            AIRLINES -- 1.0%
    4,173   Ryanair Holdings plc, ADR!!(a)................................       211,321
                                                                             -----------
            APPAREL AND TEXTILES -- 1.5%
    4,429   Nike, Inc., Class B...........................................       303,209
                                                                             -----------
            AUTOMOTIVE -- 1.3%
    5,782   Bayerische Motoren Werke
              (BMW) AG....................................................       269,481
                                                                             -----------
            BEVERAGES -- 0.4%
    1,722   Anheuser-Busch Companies, Inc. ...............................        90,715
                                                                             -----------
            COMMERCIAL BANKING -- 4.8%
   20,158   Citigroup Inc. ...............................................       978,469
                                                                             -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 4.6%
   17,208   Dell Inc.!!...................................................       584,384
   27,371   EMC Corporation!!.............................................       353,633
                                                                             -----------
                                                                                 938,017
                                                                             -----------
            CONGLOMERATES -- 0.4%
    3,253   Tyco International Ltd. ......................................        86,205
                                                                             -----------
            CONSUMER CREDIT AND MORTGAGES -- 3.4%
    2,930   Countrywide Financial Corporation.............................       222,241
    6,325   Fannie Mae....................................................       474,754
                                                                             -----------
                                                                                 696,995
                                                                             -----------
            DIVERSIFIED MANUFACTURING -- 2.8%
   13,449   General Electric Company......................................       416,650
    4,760   Honeywell International Inc. .................................       159,127
                                                                             -----------
                                                                                 575,777
                                                                             -----------
            FINANCE -- MISCELLANEOUS -- 4.0%
   21,370   SLM Corporation...............................................       805,222
                                                                             -----------
            HEALTH SERVICES -- 6.4%
    3,612   Quest Diagnostics Inc.!!......................................       264,073
   17,672   UnitedHealth Group Inc. ......................................     1,028,157
                                                                             -----------
                                                                               1,292,230
                                                                             -----------
            HEAVY MACHINERY -- 4.1%
    9,896   Caterpillar Inc. .............................................       821,566
                                                                             -----------
            HOUSEHOLD PRODUCTS -- 2.3%
    4,575   Procter & Gamble Company......................................       456,951
                                                                             -----------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            HOUSING AND FURNISHING -- 3.5%
    4,332   Lennar Corporation, Class A...................................   $   415,872
    4,636   M.D.C. Holdings, Inc. ........................................       299,022
                                                                             -----------
                                                                                 714,894
                                                                             -----------
            INVESTMENT SERVICES -- 4.0%
   13,667   Merrill Lynch & Company, Inc. ................................       801,570
                                                                             -----------
            LODGING AND RECREATION -- 2.4%
    4,282   Four Seasons Hotels Inc. .....................................       219,024
      886   Harley-Davidson, Inc. ........................................        42,112
    8,205   Wynn Resorts, Ltd.!!..........................................       229,822
                                                                             -----------
                                                                                 490,958
                                                                             -----------
            MEDICAL DEVICES AND
              SUPPLIES -- 5.7%
   19,384   Boston Scientific Corporation!!...............................       712,556
    6,296   Zimmer Holdings, Inc.!!.......................................       443,238
                                                                             -----------
                                                                               1,155,794
                                                                             -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 8.5%
   36,161   Cisco Systems, Inc.!!.........................................       878,350
   15,203   QUALCOMM Inc. ................................................       819,898
                                                                             -----------
                                                                               1,698,248
                                                                             -----------
            PHARMACEUTICALS -- 11.3%
    6,297   Amgen Inc.!!..................................................       389,155
   21,301   Caremark Rx, Inc.!!...........................................       539,554
    4,571   Eli Lilly and Company.........................................       321,478
   10,932   Genentech, Inc.!!.............................................     1,022,907
                                                                             -----------
                                                                               2,273,094
                                                                             -----------
            RAILROADS, TRUCKING AND SHIPPING -- 2.7%
    8,157   FedEx Corporation.............................................       550,598
                                                                             -----------
            SEMICONDUCTORS -- 7.4%
   37,904   Intel Corporation.............................................     1,220,509
    5,295   Maxim Integrated Products, Inc. ..............................       263,691
                                                                             -----------
                                                                               1,484,200
                                                                             -----------
            SOFTWARE -- 3.1%
   13,054   Electronic Arts Inc.!!........................................       623,720
                                                                             -----------
            SPECIALTY STORES -- 5.3%
    6,525   Lowe's Companies, Inc. .......................................       361,420
   15,792   Tiffany & Company.............................................       713,798
                                                                             -----------
                                                                               1,075,218
                                                                             -----------
            TELECOMMUNICATIONS
              SERVICES -- 2.1%
   15,319   Nextel Communications, Inc., Class A!!........................       429,851
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $16,077,305)..........................................    19,080,892
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Capital Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 7.3%
              (Cost $1,472,319)
1,472,319   Nations Cash Reserves, Capital Class Shares#..................   $ 1,472,319
                                                                             -----------
            TOTAL INVESTMENTS
              (Cost $17,549,624*)...............................     101.6%   20,553,211
                                                                             -----------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (1.6)%
            Cash..........................................................   $       210
            Receivable for Fund shares sold...............................        25,327
            Dividends receivable..........................................         7,798
            Interest receivable...........................................            43
            Unrealized depreciation on forward foreign exchange
              contracts...................................................        (4,689)
            Collateral on securities loaned...............................      (216,319)
            Payable for Fund shares redeemed..............................          (607)
            Investment advisory fee payable...............................        (9,128)
            Administration fee payable....................................        (3,829)
            Payable for investment securities purchased...................       (57,293)
            Accrued Trustees' fees and expenses...........................       (32,835)
            Accrued expenses and other liabilities........................       (22,462)
                                                                             -----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................      (313,784)
                                                                             -----------
            NET ASSETS..........................................     100.0%  $20,239,427
                                                                             ===========


                                                                                VALUE
-----------------------------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $       129
            Accumulated net realized loss on investments sold and currency
              contracts...................................................    (7,013,748)
            Net unrealized appreciation of investments and currency
              contracts...................................................     2,998,898
            Paid-in capital...............................................    24,254,148
                                                                             -----------
            NET ASSETS....................................................   $20,239,427
                                                                             ===========
            Net asset value per share
              ($20,239,427 / 2,307,107 shares of common stock
              outstanding)................................................         $8.77
                                                                             ===========

---------------

 *Federal income tax information (see Note 9).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $216,319.

(a)
  All or portion of security was on loan at December 31, 2003. The aggregate cost and market value of securities on loan at December 31, 2003, is $177,404 and $211,321, respectively.

ABBREVIATIONS:
ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2003



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            COMMON STOCKS -- 88.4%
            AEROSPACE AND DEFENSE -- 0.6%
    8,320   Rockwell Collins, Inc. .......................................   $   249,850
                                                                             -----------
            AIRLINES -- 0.5%
    3,600   Ryanair Holdings plc, ADR!!...................................       182,304
                                                                             -----------
            BROADCASTING AND CABLE -- 4.5%
   14,500   Entercom Communications Corporation!!.........................       767,921
    4,845   The E.W. Scripps Company,
              Class A.....................................................       456,108
   13,105   Univision Communications, Inc., Class A!!.....................       520,137
                                                                             -----------
                                                                               1,744,166
                                                                             -----------
            BUILDING MATERIALS -- 1.0%
    3,980   American Standard Companies Inc.!!............................       400,786
                                                                             -----------
            CHEMICALS -- BASIC -- 1.5%
    3,775   Air Products and Chemicals, Inc. .............................       199,433
   13,538   Ecolab, Inc. .................................................       370,535
                                                                             -----------
                                                                                 569,968
                                                                             -----------
            COMMERCIAL BANKING -- 0.7%
    2,375   Marshall and Ilsley Corporation...............................        90,844
    2,713   Zions Bancorporation..........................................       166,388
                                                                             -----------
                                                                                 257,232
                                                                             -----------
            COMMERCIAL SERVICES -- 1.1%
   10,600   Fiserv, Inc.!!................................................       418,806
                                                                             -----------
            COMPUTER SERVICES -- 3.3%
    6,595   Affiliated Computer Services, Inc., Class A!!.................       359,164
   11,753   Cognizant Technology Solutions Corporation!!..................       536,407
   11,000   Synopsys, Inc.!!..............................................       371,360
                                                                             -----------
                                                                               1,266,931
                                                                             -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.5%
    1,275   Lexmark International, Inc.!!.................................       100,266
   15,200   Network Appliance, Inc.!!.....................................       312,056
    3,710   Pitney Bowes Inc..............................................       150,700
                                                                             -----------
                                                                                 563,022
                                                                             -----------
            CONGLOMERATES -- 0.5%
    4,070   Pentair, Inc. ................................................       185,999
                                                                             -----------
            CONSTRUCTION -- 1.4%
   11,455   Jacobs Engineering Group Inc.!!...............................       549,955
                                                                             -----------
            CONSUMER SERVICES -- 1.1%
   13,770   Hewitt Associates, Inc.!!.....................................       411,723
                                                                             -----------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            DEPARTMENT AND DISCOUNT
              STORES -- 1.1%
   19,725   Dollar General Corporation....................................   $   414,028
                                                                             -----------
            DIVERSIFIED ELECTRONICS -- 4.4%
   12,670   Amphenol Corporation, Class A!!...............................       809,993
   12,348   Harris Corporation............................................       468,607
   24,845   Symbol Technologies, Inc. ....................................       419,632
                                                                             -----------
                                                                               1,698,232
                                                                             -----------
            DIVERSIFIED MANUFACTURING -- 0.9%
   12,306   Pall Corporation..............................................       330,170
                                                                             -----------
            EDUCATION -- 1.1%
   10,775   Career Education Corporation!!................................       431,754
                                                                             -----------
            ELECTRIC POWER -- NUCLEAR -- 0.3%
    1,875   FPL Group, Inc. ..............................................       122,663
                                                                             -----------
            EXPLORATION AND PRODUCTION -- 0.8%
    6,580   EOG Resources, Inc. ..........................................       303,799
                                                                             -----------
            FINANCE -- MISCELLANEOUS -- 1.7%
    5,450   Affiliated Managers Group, Inc.!!.............................       379,266
    5,230   H & R Block, Inc. ............................................       289,585
                                                                             -----------
                                                                                 668,851
                                                                             -----------
            FOOD PRODUCTS -- 2.1%
    7,500   Corn Products International, Inc. ............................       258,375
   17,875   McCormick and Company, Inc. ..................................       538,038
                                                                             -----------
                                                                                 796,413
                                                                             -----------
            HEALTH SERVICES -- 5.4%
   11,320   First Health Group Corporation!!..............................       220,287
   19,960   Health Management Associates, Inc., Class A...................       479,040
   13,445   Health Net Inc.!!.............................................       439,652
    9,160   Lincare Holdings Inc.!!.......................................       275,075
    6,600   Quest Diagnostics Inc.!!......................................       482,526
    3,976   Stericycle, Inc.!!............................................       185,679
                                                                             -----------
                                                                               2,082,259
                                                                             -----------
            HOUSING AND FURNISHING -- 2.2%
    5,990   Mohawk Industries Inc.!!......................................       422,535
    4,775   The Ryland Group, Inc. .......................................       423,256
                                                                             -----------
                                                                                 845,791
                                                                             -----------
            INSURANCE -- 3.2%
    9,525   ACE Ltd. .....................................................       394,526
    5,940   Ambac Financial Group, Inc. ..................................       412,177
   11,250   The PMI Group, Inc. ..........................................       418,837
                                                                             -----------
                                                                               1,225,540
                                                                             -----------
            INTEGRATED OIL -- 1.0%
    4,807   Apache Corporation............................................       389,848
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- 1.0%
    5,080   Legg Mason, Inc. .............................................   $   392,074
                                                                             -----------
            LODGING AND RECREATION -- 3.3%
    5,700   Harrah's Entertainment, Inc. .................................       283,689
   14,075   International Game Technology.................................       502,477
   13,910   Starwood Hotels & Resorts Worldwide, Inc. ....................       500,343
                                                                             -----------
                                                                               1,286,509
                                                                             -----------
            MEDICAL DEVICES AND SUPPLIES -- 4.6%
    8,350   DENTSPLY International Inc. ..................................       377,170
    5,650   Invitrogen Corporation!!......................................       395,500
    7,875   Respironics, Inc.!!...........................................       355,084
    8,975   Zimmer Holdings, Inc.!!.......................................       631,839
                                                                             -----------
                                                                               1,759,593
                                                                             -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.6%
    7,450   ADTRAN, Inc. .................................................       230,950
   25,005   Tekelec!!.....................................................       388,828
                                                                             -----------
                                                                                 619,778
                                                                             -----------
            OIL REFINING AND MARKETING -- 0.7%
    7,890   Noble Corporation!!...........................................       282,304
                                                                             -----------
            OILFIELD SERVICES -- 2.4%
    7,525   BJ Services Company!!.........................................       270,148
    7,360   Nabors Industries, Ltd.!!.....................................       305,440
    8,290   Smith International, Inc.!!...................................       344,200
                                                                             -----------
                                                                                 919,788
                                                                             -----------
            PHARMACEUTICALS -- 8.5%
    3,850   Allergan, Inc. ...............................................       295,719
    3,300   AmerisourceBergen Corporation.................................       185,295
    9,041   Barr Pharmaceuticals, Inc.!!..................................       695,704
   14,225   Endo Pharmaceuticals Holdings Inc.!!..........................       273,974
    6,745   Express Scripts, Inc.!!.......................................       448,069
    8,370   Gilead Sciences, Inc.!!.......................................       486,631
    7,250   MedImmune, Inc.!!.............................................       184,150
   11,740   Millennium Pharmaceuticals, Inc.!!............................       219,186
    3,125   Pharmaceutical Resources, Inc.!!..............................       203,594
    4,825   Taro Pharmaceutical Industries Ltd.!!.........................       311,213
                                                                             -----------
                                                                               3,303,535
                                                                             -----------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 1.4%
    6,655   Expeditors International of Washington, Inc. .................   $   250,627
   12,075   Norfolk Southern Corporation..................................       285,574
                                                                             -----------
                                                                                 536,201
                                                                             -----------
            RESTAURANTS -- 2.9%
   11,375   Brinker International, Inc.!!.................................       377,195
    8,950   Starbucks Corporation!!.......................................       295,887
    9,750   The Cheesecake Factory, Inc.!!................................       429,293
                                                                             -----------
                                                                               1,102,375
                                                                             -----------
            SEMICONDUCTORS -- 6.8%
   81,225   Agere Systems Inc., Class A!!.................................       247,736
    6,550   Analog Devices, Inc. .........................................       299,008
    5,150   Cymer, Inc.!!.................................................       237,879
    6,225   KLA-Tencor Corporation!!......................................       365,220
    7,625   Linear Technology Corporation.................................       320,783
    7,325   Maxim Integrated Products, Inc. ..............................       364,784
    7,200   Microchip Technology Inc. ....................................       240,192
    9,700   MKS Instruments, Inc.!!.......................................       281,300
    6,710   Novellus Systems, Inc.!!......................................       282,156
                                                                             -----------
                                                                               2,639,058
                                                                             -----------
            SOFTWARE -- 5.3%
   20,275   Citrix Systems, Inc.!!........................................       430,033
   10,000   Electronic Arts Inc.!!........................................       477,799
    4,031   Intuit Inc.!!.................................................       213,280
   33,620   Quest Software, Inc.!!........................................       477,404
   12,350   Symantec Corporation!!........................................       427,928
                                                                             -----------
                                                                               2,026,444
                                                                             -----------
            SPECIALTY STORES -- 7.2%
   11,350   Abercrombie & Fitch Company!!.................................       280,459
    5,585   Bed Bath & Beyond Inc.!!......................................       242,110
   10,429   Family Dollar Stores, Inc. ...................................       374,193
   23,635   Limited Brands................................................       426,139
   20,290   Ross Stores, Inc. ............................................       536,264
   17,575   Staples, Inc.!!...............................................       479,797
    9,775   Tiffany & Company.............................................       441,829
                                                                             -----------
                                                                               2,780,791
                                                                             -----------
            TELECOMMUNICATIONS SERVICES -- 0.8%
    8,075   UTStarcom, Inc.!!.............................................       299,340
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $28,457,324)..........................................    34,057,880
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 10.9%
    3,800   iShares Nasdaq Biotechnology Index Fund!!.....................   $   273,410
2,418,000   Nations Cash Reserves, Capital Class Shares#..................     2,418,000
   14,500   S&P Mid-Cap 400 Depositary Receipts...........................     1,528,300
                                                                             -----------
            TOTAL INVESTMENT COMPANIES
              (Cost $4,112,656)...........................................     4,219,710
                                                                             -----------
            TOTAL INVESTMENTS
              (Cost $32,569,980*)...............................      99.3%   38,277,590
                                                                             -----------
            OTHER ASSETS AND LIABILITIES (NET)..................       0.7%
            Cash..........................................................   $       820
            Receivable for Fund shares sold...............................       316,296
            Dividends receivable..........................................        28,724
            Payable for Fund shares redeemed..............................       (15,840)
            Investment advisory fee payable...............................       (14,600)
            Administration fee payable....................................        (7,175)
            Accrued Trustees' fees and expenses...........................       (11,740)
            Accrued expenses and other liabilities........................       (34,259)
                                                                             -----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................       262,226
                                                                             -----------
            NET ASSETS..........................................     100.0%  $38,539,816
                                                                             ===========


                                                                                VALUE
-----------------------------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments sold.............   $(1,998,993)
            Net unrealized appreciation of investments....................     5,707,610
            Paid-in capital...............................................    34,831,199
                                                                             -----------
            NET ASSETS....................................................   $38,539,816
                                                                             ===========
            Net asset value per share
              ($38,539,816 / 5,429,063 shares of common stock
              outstanding)................................................         $7.10
                                                                             ===========

---------------

 *Federal income tax information (see Note 9).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Value Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2003



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            COMMON STOCKS -- 97.3%
            AEROSPACE AND DEFENSE -- 6.3%
   11,600   Boeing Company................................................   $   488,824
   19,600   Goodrich (B.F.) Company.......................................       581,924
   10,600   Lockheed Martin Corporation...................................       544,840
    5,200   Northrop Grumman Corporation..................................       497,120
   10,725   United Technologies Corporation...............................     1,016,408
                                                                             -----------
                                                                               3,129,116
                                                                             -----------
            AIRLINES -- 0.6%
   24,500   Delta Air Lines, Inc. ........................................       289,345
                                                                             -----------
            BEVERAGES -- 2.4%
   13,400   Diageo plc, ADR(a)............................................       708,324
   10,318   PepsiCo, Inc. ................................................       481,025
                                                                             -----------
                                                                               1,189,349
                                                                             -----------
            BROADCASTING AND CABLE -- 3.9%
   10,699   Clear Channel Communications, Inc. ...........................       501,034
   29,000   Comcast Corporation, Class A!!................................       907,120
   22,900   The Walt Disney Company.......................................       534,257
                                                                             -----------
                                                                               1,942,411
                                                                             -----------
            CHEMICALS -- BASIC -- 3.7%
   14,300   Eastman Chemical Company......................................       565,279
   10,500   PPG Industries, Inc. .........................................       672,210
   14,100   The Dow Chemical Company......................................       586,137
                                                                             -----------
                                                                               1,823,626
                                                                             -----------
            COMMERCIAL BANKING -- 14.6%
   14,840   Charter One Financial, Inc. ..................................       512,722
   41,100   Citigroup Inc. ...............................................     1,994,994
    9,800   Comerica Inc. ................................................       549,388
   22,275   FleetBoston Financial Corporation.............................       972,304
   22,400   Mellon Financial Corporation..................................       719,264
   44,337   US Bancorp....................................................     1,320,356
   13,000   Wachovia Corporation..........................................       605,670
    8,400   Wells Fargo & Company.........................................       494,676
                                                                             -----------
                                                                               7,169,374
                                                                             -----------
            COMMERCIAL SERVICES -- 2.0%
   30,900   Ingram Micro, Inc.!!..........................................       491,310
   84,600   Solectron Corporation!!.......................................       499,986
                                                                             -----------
                                                                                 991,296
                                                                             -----------
            COMPUTER SERVICES -- 1.2%
   39,300   Unisys Corporation!!..........................................       583,605
                                                                             -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.5%
   43,800   Hewlett-Packard Company.......................................     1,006,086
    7,800   International Business Machines Corporation...................       722,904
                                                                             -----------
                                                                               1,728,990
                                                                             -----------
            CONSUMER CREDIT AND MORTGAGES -- 1.8%
   10,100   American Express Company......................................       487,123
    6,450   Freddie Mac...................................................       376,164
                                                                             -----------
                                                                                 863,287
                                                                             -----------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES -- 1.7%
   28,100   The May Department Stores Company.............................   $   816,867
                                                                             -----------
            DIVERSIFIED MANUFACTURING -- 2.6%
   39,000   Honeywell International Inc. .................................     1,303,770
                                                                             -----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.8%
   39,700   AES Corporation!!.............................................       374,768
                                                                             -----------
            ELECTRIC POWER -- NUCLEAR -- 4.4%
   19,100   American Electric Power Company, Inc. ........................       582,741
   18,000   DTE Energy Company............................................       709,200
   11,000   FirstEnergy Corporation.......................................       387,200
    7,800   FPL Group, Inc. ..............................................       510,276
                                                                             -----------
                                                                               2,189,417
                                                                             -----------
            INSURANCE -- 7.6%
   17,000   ACE Ltd. .....................................................       704,140
    9,400   Aetna Inc. ...................................................       635,252
   11,800   American International Group, Inc. ...........................       782,104
   10,900   Hartford Financial Services Group, Inc. ......................       643,427
    8,200   John Hancock Financial Services, Inc. ........................       307,500
   39,876   Travelers Property Casualty Corporation, Class A..............       669,119
                                                                             -----------
                                                                               3,741,542
                                                                             -----------
            INTEGRATED OIL -- 7.7%
   13,200   BP Amoco plc, ADR.............................................       651,420
    5,800   ChevronTexaco Corporation.....................................       501,062
   12,200   ConocoPhillips................................................       799,954
   31,900   Exxon Mobil Corporation.......................................     1,307,900
   12,025   Occidental Petroleum Corporation..............................       507,936
                                                                             -----------
                                                                               3,768,272
                                                                             -----------
            INVESTMENT SERVICES -- 2.8%
    3,400   Goldman Sachs Group, Inc. ....................................       335,682
    5,800   Lehman Brothers Holdings Inc. ................................       447,876
   10,425   Merrill Lynch & Company, Inc. ................................       611,426
                                                                             -----------
                                                                               1,394,984
                                                                             -----------
            LODGING AND RECREATION -- 1.5%
   10,500   Carnival Corporation..........................................       417,165
    9,500   Starwood Hotels & Resorts Worldwide, Inc. ....................       341,715
                                                                             -----------
                                                                                 758,880
                                                                             -----------
            MEDICAL DEVICES AND SUPPLIES -- 2.0%
   11,400   Abbott Laboratories...........................................       531,240
   14,600   Baxter International Inc. ....................................       445,592
                                                                             -----------
                                                                                 976,832
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Value Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            METALS AND MINING -- 0.7%
    4,350   Phelps Dodge Corporation!!....................................   $   330,992
                                                                             -----------
            OILFIELD SERVICES -- 2.9%
   18,400   ENSCO International Inc. .....................................       499,928
   12,500   Nabors Industries, Ltd.!!.....................................       518,750
   22,700   Pride International, Inc.!!...................................       423,128
                                                                             -----------
                                                                               1,441,806
                                                                             -----------
            PAPER AND FOREST PRODUCTS -- 1.4%
   15,900   International Paper Company...................................       685,449
                                                                             -----------
            PHARMACEUTICALS -- 3.8%
    9,900   Merck & Company, Inc. ........................................       457,380
   20,440   Pfizer Inc. ..................................................       722,145
   14,600   Watson Pharmaceuticals, Inc.!!................................       671,600
                                                                             -----------
                                                                               1,851,125
                                                                             -----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.2%
   16,700   CSX Corporation...............................................       600,198
                                                                             -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.6%
   12,900   Archstone-Smith Trust.........................................       360,942
    5,000   Boston Properties, Inc. ......................................       240,950
   23,300   Equity Office Properties Trust................................       667,545
                                                                             -----------
                                                                               1,269,437
                                                                             -----------
            RESTAURANTS -- 1.1%
   22,584   McDonald's Corporation........................................       560,761
                                                                             -----------
            SEMICONDUCTORS -- 2.0%
   69,163   Agere Systems Inc., Class A!!.................................       210,947
   17,600   ASML Holding NV!!.............................................       352,880
   16,200   Fairchild Semiconductor Corporation, Class A!!................       404,514
                                                                             -----------
                                                                                 968,341
                                                                             -----------
            SPECIALTY STORES -- 1.7%
   46,600   Limited Brands................................................       840,198
                                                                             -----------
            STEEL -- 1.4%
   12,600   Nucor Corporation.............................................       705,600
                                                                             -----------
            TELECOMMUNICATIONS SERVICES -- 4.4%
   16,900   BellSouth Corporation.........................................       478,270
   19,599   SBC Communications Inc. ......................................       510,946
   34,100   Verizon Communications Inc. ..................................     1,196,228
                                                                             -----------
                                                                               2,185,444
                                                                             -----------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            TOBACCO -- 3.0%
   27,400   Altria Group, Inc. ...........................................   $ 1,491,108
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $40,549,200)..........................................    47,966,190
                                                                             -----------
            INVESTMENT COMPANIES -- 3.5%
              (Cost $1,742,079)
1,742,079   Nations Cash Reserves, Capital Class Shares#..................     1,742,079
                                                                             -----------
            TOTAL INVESTMENTS
              (Cost $42,291,279*)...............................     100.8%   49,708,269
                                                                             -----------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (0.8)%
            Cash..........................................................   $       906
            Receivable for investment securities sold.....................        93,778
            Receivable for Fund shares sold...............................       101,416
            Dividends receivable..........................................       105,047
            Interest receivable...........................................            59
            Collateral on securities loaned...............................      (521,079)
            Payable for Fund shares redeemed..............................       (71,817)
            Investment advisory fee payable...............................       (18,214)
            Administration fee payable....................................        (9,121)
            Accrued Trustees' fees and expenses...........................       (31,303)
            Accrued expenses and other liabilities........................       (33,613)
                                                                             -----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................      (383,941)
                                                                             -----------
            NET ASSETS..........................................     100.0%  $49,324,328
                                                                             ===========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments sold.............   $(1,982,536)
            Net unrealized appreciation of investments....................     7,416,990
            Paid-in capital...............................................    43,889,874
                                                                             -----------
            NET ASSETS....................................................   $49,324,328
                                                                             ===========
            Net asset value per share
              ($49,324,328 / 4,692,243 shares of common stock
              outstanding)................................................        $10.51
                                                                             ===========

---------------

 *Federal income tax information (see Note 9).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $521,079.

(a)
  All or portion of security was on loan at December 31, 2003. The aggregate cost and market value of securities on loan at December 31, 2003, is $428,480 and $510,046, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2003


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES -- 2.2%
             ASSET-BACKED -- AUTO LOANS -- 1.6%
$   30,000   Americredit Automobile Receivables Trust, Series 2001-B, Class
               A4,
               5.370% 06/12/08.............................................   $    30,845
    27,000   Bank One Auto Securitization Trust, Series 2003-1, Class A3,
               1.820% 09/20/07.............................................        26,833
    44,000   Capital Auto Receivables Asset Trust, Series 2002-3, Class
               A2A,
               3.050% 09/15/05.............................................        44,535
     6,436   Ford Credit Auto Owner Trust, Series 2002-C, Class A4,
               3.790% 09/15/06.............................................         6,599
    22,000   Ford Credit Auto Owner Trust, Series 2003-A, Class A4A,
               2.700% 06/15/07.............................................        22,157
     7,545   Honda Auto Receivables Owner Trust, Series 2002-3, Class A3,
               3.000% 05/18/06.............................................         7,621
    67,000   Household Automotive Trust, Series 2003-2, Class A3,
               2.310% 04/17/08.............................................        66,959
    27,000   Nissan Auto Receivables Owner Trust, Series 2003-C, Class A4,
               2.700% 12/17/07.............................................        27,119
    70,000   Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A3,
               2.270% 10/22/07.............................................        70,102
                                                                              -----------
                                                                                  302,770
                                                                              -----------
             ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 0.6%
    10,180   American Express Credit Account Master, Series 2003-4, Class
               A,
               1.690% 01/15/09.............................................         9,987
    53,000   Citibank Credit Card Issuance Trust, Series 2003-A5, Class A5,
               2.500% 04/07/08.............................................        53,086
    34,000   Discover Card Master Trust I, Series 2001-6, Class A,
               5.750% 12/15/08.............................................        36,627
     7,645   Discover Card Master Trust I, Series 2002-4, Class A,
               1.223% 04/15/08.............................................         7,648
     1,289   MBNA Master Credit Card Trust, Series 1999-G, Class A,
               6.350% 12/15/06.............................................         1,324
                                                                              -----------
                                                                                  108,672
                                                                              -----------
             TOTAL ASSET-BACKED SECURITIES
               (Cost $411,162).............................................       411,442
                                                                              -----------

  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             COMMON STOCKS -- 59.1%
             AEROSPACE AND DEFENSE -- 1.3%
       871   Boeing Company................................................   $    36,704
     1,460   Goodrich (BF) Company.........................................        43,347
     1,122   Rockwell Collins, Inc. .......................................        33,694
     1,398   United Technologies Corporation...............................       132,488
                                                                              -----------
                                                                                  246,233
                                                                              -----------
             AUTOMOTIVE -- 0.6%
     2,038   Ford Motor Company............................................        32,608
     1,255   Lear Corporation..............................................        76,969
                                                                              -----------
                                                                                  109,577
                                                                              -----------
             BEVERAGES -- 1.4%
       898   Anheuser-Busch Companies, Inc. ...............................        47,307
     1,415   Coca-Cola Company.............................................        71,811
     3,503   Pepsi Bottling Group, Inc. ...................................        84,703
     1,105   PepsiCo, Inc. ................................................        51,515
                                                                              -----------
                                                                                  255,336
                                                                              -----------
             BROADCASTING AND CABLE -- 1.5%
       794   Clear Channel Communications, Inc. ...........................        37,183
     2,046   Comcast Corporation, Class A!!................................        63,999
       735   Pixar, Inc.!!.................................................        50,928
       514   The E.W. Scripps Company, Class A.............................        48,388
     1,997   Viacom Inc., Class B..........................................        88,627
                                                                              -----------
                                                                                  289,125
                                                                              -----------
             BUILDING MATERIALS -- 0.2%
       333   American Standard Companies Inc.!!............................        33,533
                                                                              -----------
             CHEMICALS -- SPECIALTY -- 0.3%
     1,661   Monsanto Company..............................................        47,804
                                                                              -----------
             COMMERCIAL BANKING -- 7.5%
     2,251   Bank One Corporation..........................................       102,623
     2,741   Charter One Financial, Inc. ..................................        94,702
     6,722   Citigroup Inc. ...............................................       326,287
     1,079   City National Corporation.....................................        67,027
     2,040   Comerica Inc. ................................................       114,362
     1,859   Hibernia Corporation, Class A.................................        43,705
     2,632   J.P. Morgan Chase & Company...................................        96,673
     1,966   Mellon Financial Corporation..................................        63,128
     1,104   PNC Financial Services Group..................................        60,422
     5,295   US Bancorp....................................................       157,685
     2,141   Wachovia Corporation..........................................        99,749
     3,241   Washington Mutual, Inc. ......................................       130,029
     1,110   Zions Bancorporation..........................................        68,076
                                                                              -----------
                                                                                1,424,468
                                                                              -----------
             COMMERCIAL SERVICES -- 0.2%
     1,124   Waste Management, Inc. .......................................        33,270
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003



  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             COMPUTER SERVICES -- 0.8%
       734   Affiliated Computer Services, Inc., Class A!!.................   $    39,974
     4,001   Convergys Corporation!!.......................................        69,857
     1,012   First Data Corporation........................................        41,583
                                                                              -----------
                                                                                  151,414
                                                                              -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.2%
       695   Dell Inc.!!...................................................        23,602
     1,234   Hewlett-Packard Company.......................................        28,345
     1,509   International Business Machines Corporation...................       139,854
       853   Pitney Bowes Inc. ............................................        34,649
                                                                              -----------
                                                                                  226,450
                                                                              -----------
             CONGLOMERATES -- 0.3%
     1,132   Pentair, Inc. ................................................        51,732
                                                                              -----------
             CONSTRUCTION -- 0.2%
       817   Jacobs Engineering Group Inc.!!...............................        39,224
                                                                              -----------
             CONSUMER CREDIT AND MORTGAGES -- 1.3%
       897   Fannie Mae....................................................        67,329
       977   Freddie Mac...................................................        56,979
     4,748   MBNA Corporation..............................................       117,987
                                                                              -----------
                                                                                  242,295
                                                                              -----------
             DEPARTMENT AND DISCOUNT STORES -- 0.9%
     3,138   Wal-Mart Stores, Inc. ........................................       166,471
                                                                              -----------
             DIVERSIFIED ELECTRONICS -- 1.2%
     1,652   Cooper Industries, Ltd. ......................................        95,700
     2,696   Flextronics International Ltd.!!..............................        40,009
       649   Harris Corporation............................................        24,630
     3,617   Symbol Technologies, Inc. ....................................        61,091
                                                                              -----------
                                                                                  221,430
                                                                              -----------
             DIVERSIFIED MANUFACTURING -- 2.5%
     1,011   3M Company....................................................        85,965
     9,465   General Electric Company......................................       293,226
     2,033   Harsco Corporation............................................        89,086
                                                                              -----------
                                                                                  468,277
                                                                              -----------
             ELECTRIC POWER --
               NON NUCLEAR -- 0.6%
     7,660   AES Corporation!!.............................................        72,311
     6,281   Reliant Resources, Inc.!!.....................................        46,228
                                                                              -----------
                                                                                  118,539
                                                                              -----------
             ELECTRIC POWER -- NUCLEAR -- 0.8%
     1,212   DTE Energy Company............................................        47,753
     1,005   Entergy Corporation...........................................        57,416
       743   FPL Group, Inc. ..............................................        48,607
                                                                              -----------
                                                                                  153,776
                                                                              -----------


  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             EXPLORATION AND PRODUCTION -- 0.4%
       942   Anadarko Petroleum Corporation................................   $    48,051
       774   Newfield Exploration Company!!................................        34,474
                                                                              -----------
                                                                                   82,525
                                                                              -----------
             FINANCE -- MISCELLANEOUS -- 0.9%
       873   Affiliated Managers Group, Inc.!!.............................        60,752
       824   Capital One Financial Corporation.............................        50,503
     1,060   H & R Block, Inc. ............................................        58,692
                                                                              -----------
                                                                                  169,947
                                                                              -----------
             FOOD AND DRUG STORES -- 0.3%
     2,601   The Kroger Company!!..........................................        48,145
                                                                              -----------
             FOOD PRODUCTS -- 0.9%
     2,783   Kellogg Company...............................................       105,976
     5,070   Tyson Foods Inc., Class A.....................................        67,127
                                                                              -----------
                                                                                  173,103
                                                                              -----------
             HEALTH SERVICES -- 1.1%
     1,767   Health Net Inc.!!.............................................        57,781
       508   Quest Diagnostics Inc.!!......................................        37,140
     1,156   Triad Hospitals, Inc.!!.......................................        38,460
     1,119   UnitedHealth Group Inc. ......................................        65,103
                                                                              -----------
                                                                                  198,484
                                                                              -----------
             HOUSEHOLD PRODUCTS -- 0.9%
     1,464   Procter & Gamble Company......................................       146,224
       807   The Estee Lauder Companies Inc., Class A......................        31,683
                                                                              -----------
                                                                                  177,907
                                                                              -----------
             HOUSING AND FURNISHING -- 0.9%
       830   Lennar Corporation, Class A...................................        79,681
       532   Mohawk Industries Inc.!!......................................        37,527
     1,352   The Stanley Works.............................................        51,200
                                                                              -----------
                                                                                  168,408
                                                                              -----------
             INSURANCE -- 2.8%
     1,485   ACE Ltd. .....................................................        61,509
     1,036   Ambac Financial Group, Inc. ..................................        71,888
     1,940   American International Group, Inc. ...........................       128,584
     1,038   Prudential Financial, Inc. ...................................        43,357
     2,687   The PMI Group, Inc. ..........................................       100,037
     3,287   Travelers Property Casualty Corporation, Class B..............        55,780
     3,965   UnumProvident Corporation.....................................        62,528
                                                                              -----------
                                                                                  523,683
                                                                              -----------
             INTEGRATED OIL -- 3.5%
       346   Apache Corporation............................................        28,061
     1,985   ChevronTexaco Corporation.....................................       171,484
     1,069   ConocoPhillips................................................        70,094
     6,257   Exxon Mobil Corporation.......................................       256,537
     2,214   Marathon Oil Corporation......................................        73,261
       468   Sunoco, Inc. .................................................        23,938
       833   Valero Energy Corporation.....................................        38,601
                                                                              -----------
                                                                                  661,976
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003



  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             INVESTMENT SERVICES -- 1.2%
       702   Goldman Sachs Group, Inc. ....................................   $    69,308
       735   Lehman Brothers Holdings Inc. ................................        56,757
     1,649   Merrill Lynch & Company, Inc. ................................        96,714
                                                                              -----------
                                                                                  222,779
                                                                              -----------
             LODGING AND RECREATION -- 1.0%
     1,267   Brunswick Corporation.........................................        40,329
     1,005   Harrah's Entertainment, Inc. .................................        50,019
     1,099   Mandalay Resort Group.........................................        49,147
     2,809   Mattel, Inc. .................................................        54,129
                                                                              -----------
                                                                                  193,624
                                                                              -----------
             MEDICAL DEVICES AND SUPPLIES -- 1.8%
     1,649   Abbott Laboratories...........................................        76,843
     2,169   Boston Scientific Corporation!!...............................        79,732
     3,027   Johnson & Johnson.............................................       156,375
       650   Respironics, Inc.!!...........................................        29,309
                                                                              -----------
                                                                                  342,259
                                                                              -----------
             METALS AND MINING -- 0.5%
     1,420   Alcoa Inc. ...................................................        53,960
     1,317   Arch Coal, Inc. ..............................................        41,051
                                                                              -----------
                                                                                   95,011
                                                                              -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.2%
     9,610   Cisco Systems, Inc.!!.........................................       233,427
     4,231   Motorola, Inc. ...............................................        59,530
     2,100   Nokia Corporation, ADR........................................        35,700
     9,623   Tellabs, Inc.!!...............................................        81,122
                                                                              -----------
                                                                                  409,779
                                                                              -----------
             PACKAGING AND CONTAINERS -- 0.6%
     1,210   Ball Corporation..............................................        72,080
     4,399   Crown Holdings, Inc.!!........................................        39,855
                                                                              -----------
                                                                                  111,935
                                                                              -----------
             PAPER AND FOREST PRODUCTS -- 0.3%
       566   International Paper Company...................................        24,400
       589   Weyerhaeuser Company..........................................        37,696
                                                                              -----------
                                                                                   62,096
                                                                              -----------
             PHARMACEUTICALS -- 5.0%
       988   Allergan, Inc. ...............................................        75,888
     2,390   Amgen Inc.!!..................................................       147,702
     2,157   Bristol-Myers Squibb Company..................................        61,690
       794   Eli Lilly and Company.........................................        55,842
     1,109   Express Scripts, Inc.!!.......................................        73,671
     2,131   MedImmune, Inc.!!.............................................        54,127
       889   Merck & Company, Inc. ........................................        41,072
     8,457   Pfizer Inc. ..................................................       298,786
     4,205   Shire Pharmaceuticals Group plc, ADR!!........................       122,155
                                                                              -----------
                                                                                  930,933
                                                                              -----------


  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             PUBLISHING AND ADVERTISING -- 0.9%
       727   Dow Jones & Company, Inc. ....................................   $    36,241
     4,478   Interpublic Group of Companies, Inc.!!........................        69,857
       902   McGraw-Hill Companies, Inc. ..................................        63,068
                                                                              -----------
                                                                                  169,166
                                                                              -----------
             RAILROADS, TRUCKING AND SHIPPING -- 0.4%
     1,095   United Parcel Service, Inc., Class B..........................        81,632
                                                                              -----------
             RESTAURANTS -- 0.2%
     2,164   Darden Restaurants, Inc. .....................................        45,531
                                                                              -----------
             SEMICONDUCTORS -- 3.3%
     6,482   Agere Systems Inc., Class A!!.................................        19,770
     9,328   Intel Corporation.............................................       300,361
       999   Integrated Device Technology, Inc.!!..........................        17,153
     1,273   Lam Research Corporation!!....................................        41,118
     1,306   MKS Instruments, Inc.!!.......................................        37,874
     4,394   Texas Instruments Inc. .......................................       129,095
     1,786   Xilinx, Inc.!!................................................        69,190
                                                                              -----------
                                                                                  614,561
                                                                              -----------
             SOFTWARE -- 2.5%
     1,053   Electronic Arts Inc.!!........................................        50,312
       746   Intuit Inc.!!.................................................        39,471
     8,926   Microsoft Corporation.........................................       245,822
     4,413   Network Associates, Inc.!!....................................        66,372
     1,954   Quest Software, Inc.!!........................................        27,747
     1,348   Symantec Corporation!!........................................        46,708
                                                                              -----------
                                                                                  476,432
                                                                              -----------
             SPECIALTY STORES -- 1.5%
     1,814   Abercrombie & Fitch Company!!.................................        44,824
     2,623   American Eagle Outfitters, Inc.!!.............................        43,017
     1,222   Barnes & Noble, Inc.!!........................................        40,143
     1,756   Home Depot, Inc. .............................................        62,320
     1,960   Sherwin-Williams Company......................................        68,091
       783   Staples, Inc.!!...............................................        21,376
                                                                              -----------
                                                                                  279,771
                                                                              -----------
             TELECOMMUNICATIONS SERVICES -- 2.5%
     2,313   BellSouth Corporation.........................................        65,458
     2,539   CenturyTel, Inc. .............................................        82,822
     4,921   Nextel Communications, Inc., Class A!!........................       138,083
     2,781   SBC Communications Inc. ......................................        72,501
     2,908   Verizon Communications Inc. ..................................       102,013
                                                                              -----------
                                                                                  460,877
                                                                              -----------
             TOBACCO -- 0.7%
     2,509   Altria Group, Inc. ...........................................       136,540
                                                                              -----------
             TOTAL COMMON STOCKS
               (Cost $9,152,606)...........................................    11,116,058
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             CORPORATE BONDS AND NOTES -- 9.9%
             AEROSPACE AND DEFENSE -- 0.1%
$    1,000   Boeing Company,
               5.125% 02/15/13.............................................   $     1,005
     1,000   General Dynamics Corporation,
               4.500% 08/15/10.............................................         1,022
     4,000   Goodrich (BF) Company,
               7.625% 12/15/12.............................................         4,621
     9,000   Northrop Grumman Corporation,
               7.125% 02/15/11.............................................        10,409
     5,000   Raytheon Company,
               5.375% 04/01/13.............................................         5,009
                                                                              -----------
                                                                                   22,066
                                                                              -----------
             AUTOMOTIVE -- 0.7%
    20,000   DaimlerChrysler NA Holdings Corporation,
               4.050% 06/04/08.............................................        19,864
    10,000   Delphi Corporation,
               6.125% 05/01/04.............................................        10,146
    18,000   Ford Motor Company,
               7.450% 07/16/31.............................................        18,189
    24,000   Ford Motor Credit Company,
               7.375% 10/28/09.............................................        26,356
     3,000   Ford Motor Credit Company,
               7.375% 02/01/11.............................................         3,270
    12,000   General Motors Acceptance Corporation,
               6.150% 04/05/07.............................................        12,861
     8,000   General Motors Acceptance Corporation,
               6.875% 09/15/11.............................................         8,617
    10,000   General Motors Acceptance Corporation,
               8.000% 11/01/31.............................................        11,230
    22,000   General Motors Corporation,
               8.250% 07/15/23.............................................        24,979
                                                                              -----------
                                                                                  135,512
                                                                              -----------
             BEVERAGES -- 0.1%
     7,000   Anheuser-Busch Companies, Inc.,
               5.950% 01/15/33.............................................         7,186
    17,000   Cadbury Schweppes,
               5.125% 10/01/13@............................................        16,890
                                                                              -----------
                                                                                   24,076
                                                                              -----------
             BROADCASTING AND CABLE -- 0.6%
     5,000   Clear Channel Communications, Inc.,
               6.000% 11/01/06.............................................         5,405
     5,000   Clear Channel Communications, Inc.,
               5.000% 03/15/12.............................................         5,018
    20,000   Comcast Cable Communications, Inc.,
               7.125% 06/15/13.............................................        22,774
     8,000   Cox Communications, Inc., Class A,
               5.500% 10/01/15.............................................         8,047

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             BROADCASTING AND CABLE -- (CONTINUED)
$    3,000   Cox Enterprises, Inc.,
               4.375% 05/01/08@............................................   $     3,048
    19,000   Liberty Media Corporation,
               3.500% 09/25/06.............................................        19,095
     5,000   Tele-Communications, Inc., Class A,
               9.875% 06/15/22.............................................         6,838
     6,000   The Walt Disney Corporation,
               5.500% 12/29/06.............................................         6,434
    12,000   Time Warner Inc.,
               6.150% 05/01/07.............................................        13,056
     1,000   Time Warner Inc.,
               6.875% 05/01/12.............................................         1,125
    17,000   Time Warner Inc.,
               7.625% 04/15/31.............................................        19,614
     5,000   Viacom Inc., Class B,
               5.625% 05/01/07.............................................         5,406
     2,000   Viacom Inc., Class B,
               6.625% 05/15/11.............................................         2,270
     2,000   Viacom Inc., Class B,
               7.875% 07/30/30.............................................         2,488
                                                                              -----------
                                                                                  120,618
                                                                              -----------
             CHEMICALS -- BASIC -- 0.1%
     4,000   The Dow Chemical Company,
               6.125% 02/01/11.............................................         4,304
     5,000   The Dow Chemical Company,
               7.375% 11/01/29.............................................         5,591
                                                                              -----------
                                                                                    9,895
                                                                              -----------
             CHEMICALS -- SPECIALTY -- 0.1%
     6,000   E.I. du Pont de Nemours and Company,
               3.375% 11/15/07.............................................         6,068
     3,000   Eastman Chemical Company,
               3.250% 06/15/08.............................................         2,871
     7,000   Eastman Chemical Company,
               6.300% 11/15/18.............................................         7,108
     1,000   Monsanto Company,
               4.000% 05/15/08.............................................         1,001
     3,000   Praxair, Inc.,
               4.750% 07/15/07.............................................         3,160
     7,000   Praxair, Inc.,
               6.500% 03/01/08.............................................         7,779
                                                                              -----------
                                                                                   27,987
                                                                              -----------
             COMMERCIAL BANKING -- 1.7%
    10,000   AmSouth Bank N.A.,
               4.850% 04/01/13.............................................         9,929
    28,000   Bank One Corporation,
               6.000% 08/01/08.............................................        30,742
    28,000   Citigroup Inc.,
               7.250% 10/01/10.............................................        32,635
     7,000   Citigroup Inc.,
               6.000% 02/21/12.............................................         7,649
     5,000   City National Bank,
               5.125% 02/15/13.............................................         4,945
     7,000   FleetBoston Financial Corporation,
               7.250% 09/15/05.............................................         7,612

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             COMMERCIAL BANKING -- (CONTINUED)
$   11,000   Golden West Financial Corporation,
               4.750% 10/01/12.............................................   $    11,009
    18,000   J.P. Morgan Chase & Company,
               7.250% 06/01/07.............................................        20,415
     5,000   Key Bank N.A.,
               7.000% 02/01/11.............................................         5,708
     4,000   Mellon Funding Corporation,
               4.875% 06/15/07.............................................         4,237
     3,000   Mellon Funding Corporation,
               6.700% 03/01/08.............................................         3,367
    19,000   National City Bank,
               4.625% 05/01/13.............................................        18,570
     5,000   PNC Funding Corporation,
               7.000% 09/01/04.............................................         5,191
    12,000   PNC Funding Corporation,
               5.750% 08/01/06.............................................        12,883
    11,000   Popular North America Inc., MTN, Series E,
               6.125% 10/15/06.............................................        11,957
     4,000   Regions Financial Corporation,
               7.750% 09/15/24.............................................         4,833
     4,000   SouthTrust Bank N.A.,
               4.750% 03/01/13.............................................         3,934
     6,000   The Bank of New York, Inc.,
               3.900% 09/01/07.............................................         6,163
    20,000   Union Planters Corporation,
               4.375% 12/01/10.............................................        19,918
    14,000   US Bank N.A., Minnesota,
               2.850% 11/15/06.............................................        14,068
    14,000   US Bank N.A., Minnesota,
               6.375% 08/01/11.............................................        15,610
    23,000   Wachovia Corporation,
               4.950% 11/01/06.............................................        24,420
     5,000   Washington Mutual, Inc.,
               2.400% 11/03/05.............................................         5,013
    10,000   Washington Mutual, Inc.,
               5.625% 01/15/07.............................................        10,778
    12,000   Wells Fargo Financial, Inc.,
               4.875% 06/12/07.............................................        12,737
                                                                              -----------
                                                                                  304,323
                                                                              -----------
             COMMERCIAL SERVICES -- 0.1%
    10,000   Waste Management, Inc.,
               7.375% 08/01/10.............................................        11,555
                                                                              -----------
             COMPUTER SERVICES -- 0.0%+
     2,000   Electronic Data Systems Corporation,
               6.000% 08/01/13.............................................         1,965
                                                                              -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 0.2%
    18,000   Hewlett-Packard Company,
               5.750% 12/15/06.............................................        19,488

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             COMPUTERS AND OFFICE EQUIPMENT -- (CONTINUED)
$    9,000   International Business Machines Corporation,
               4.875% 10/01/06.............................................   $     9,564
     3,000   International Business Machines Corporation,
               4.750% 11/29/12.............................................         3,006
     3,000   International Business Machines Corporation,
               6.500% 01/15/28.............................................         3,270
     2,000   International Business Machines Corporation,
               5.875% 11/29/32.............................................         2,012
     9,000   Pitney Bowes Inc.,
               4.625% 10/01/12.............................................         8,964
                                                                              -----------
                                                                                   46,304
                                                                              -----------
             CONGLOMERATES -- 0.1%
    12,000   General Electric Company,
               5.000% 02/01/13.............................................        12,136
                                                                              -----------
             CONSUMER CREDIT AND MORTGAGES -- 0.2%
     6,000   American Express Company,
               5.500% 09/12/06.............................................         6,457
     3,000   American Express Company,
               3.750% 11/20/07.............................................         3,056
     5,000   American Express Credit Corporation,
               3.000% 05/16/08.............................................         4,893
     5,000   American General Finance, MTN, Series H,
               2.750% 06/15/08.............................................         4,813
    21,000   Countrywide Home Loans, Inc., MTN, Series J,
               5.500% 08/01/06.............................................        22,432
                                                                              -----------
                                                                                   41,651
                                                                              -----------
             DEPARTMENT AND DISCOUNT STORES -- 0.2%
     1,000   Kohl's Corporation,
               6.000% 01/15/33.............................................         1,003
     8,000   Target Corporation,
               5.400% 10/01/08.............................................         8,608
     9,000   Target Corporation,
               5.375% 06/15/09.............................................         9,645
     5,000   Target Corporation,
               5.875% 03/01/12.............................................         5,427
     5,000   Wal-Mart Stores, Inc.,
               5.450% 08/01/06.............................................         5,383
     8,000   Wal-Mart Stores, Inc.,
               4.550% 05/01/13.............................................         7,902
                                                                              -----------
                                                                                   37,968
                                                                              -----------
             DIVERSIFIED ELECTRONICS -- 0.1%
    16,000   First Data Corporation,
               4.700% 08/01/13.............................................        15,802
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             DIVERSIFIED MANUFACTURING -- 0.0%+
$    6,000   Fortune Brands, Inc.,
               2.875% 12/01/06.............................................   $     6,037
                                                                              -----------
             ELECTRIC POWER --
               NON NUCLEAR -- 0.4%
     4,000   Appalachian Power Company, Series G,
               3.600% 05/15/08.............................................         3,957
    10,000   Cinergy Corporation,
               6.250% 09/01/04.............................................        10,258
     9,000   Consolidated Edison Company of New York,
               6.625% 12/15/05.............................................         9,747
     3,000   Dominion Resources, Inc.,
               5.000% 03/15/13.............................................         2,986
     7,000   Exelon Generation Company, LLC,
               5.350% 01/15/14@............................................         6,971
     2,000   Ohio Edison Company,
               4.000% 05/01/08@............................................         1,956
    12,000   Pepco Holdings, Inc.,
               3.750% 02/15/06.............................................        12,226
     3,000   PSEG Power LLC,
               5.500% 12/01/15.............................................         3,004
     5,000   Public Service Electric & Gas Company,
               4.000% 11/01/08.............................................         5,046
    18,000   TXU Energy Company,
               7.000% 03/15/13.............................................        19,908
                                                                              -----------
                                                                                   76,059
                                                                              -----------
             ELECTRIC POWER -- NUCLEAR -- 0.3%
    13,000   American Electric Power Company, Inc.,
               5.250% 06/01/15.............................................        12,766
     3,000   Duquesne Light Company,
               6.700% 04/15/12.............................................         3,341
     1,000   Energy East Corporation,
               6.750% 06/15/12.............................................         1,108
     8,000   FirstEnergy Corporation, Series B,
               6.450% 11/15/11.............................................         8,292
     5,000   FirstEnergy Corporation, Series C,
               7.375% 11/15/31.............................................         5,115
     9,000   Southern Company Capital Funding, Series A,
               5.300% 02/01/07.............................................         9,710
     4,000   Southern Power Company, Series B,
               6.250% 07/15/12.............................................         4,322
     7,000   Virginia Electric and Power Company, Series A,
               5.375% 02/01/07.............................................         7,466
                                                                              -----------
                                                                                   52,120
                                                                              -----------

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             ENERGY -- MISCELLANEOUS -- 0.2%
$    1,000   New York State Electric & Gas,
               5.750% 05/01/23.............................................   $       951
     9,000   Nisource Finance Corporation,
               5.400% 07/15/14.............................................         9,112
    17,000   Progress Energy, Inc.,
               6.050% 04/15/07.............................................        18,251
                                                                              -----------
                                                                                   28,314
                                                                              -----------
             FINANCE -- MISCELLANEOUS -- 0.6%
    10,000   Associates Corporation of North America,
               6.950% 11/01/18.............................................        11,492
     7,000   CIT Group Inc.,
               7.375% 04/02/07.............................................         7,906
     4,000   General Electric Capital Corporation, MTN, Series A,
               4.250% 01/15/08.............................................         4,137
    27,000   General Electric Capital Corporation, MTN, Series A,
               6.750% 03/15/32.............................................        29,893
    10,000   Household Finance Corporation,
               7.200% 07/15/06.............................................        11,122
     7,000   Household Finance Corporation,
               5.875% 02/01/09.............................................         7,602
     7,000   Household Finance Corporation,
               6.375% 11/27/12.............................................         7,679
     6,000   Household Finance Corporation,
               7.350% 11/27/32.............................................         7,031
     4,000   International Lease Finance Corporation,
               4.500% 05/01/08.............................................         4,131
     8,000   National Rural Utilities Cooperative Finance Corporation,
               3.250% 10/01/07.............................................         7,978
     6,000   National Rural Utilities Cooperative Finance Corporation,
               5.750% 08/28/09.............................................         6,501
     6,000   National Rural Utilities Cooperative Finance Corporation, MTN,
               Series C,
               8.000% 03/01/32.............................................         7,473
                                                                              -----------
                                                                                  112,945
                                                                              -----------
             FOOD AND DRUG STORES -- 0.1%
     3,000   Fred Meyer, Inc.,
               7.375% 03/01/05.............................................         3,178
    15,000   Fred Meyer, Inc.,
               7.450% 03/01/08.............................................        17,084
     3,000   The Kroger Company,
               6.800% 04/01/11.............................................         3,358
     3,000   The Kroger Company,
               6.750% 04/15/12.............................................         3,324
                                                                              -----------
                                                                                   26,944
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             HEALTH SERVICES -- 0.2%
$    6,000   Cardinal Health, Inc.,
               6.750% 02/15/11.............................................   $     6,854
    13,000   Wellpoint Health Networks Inc.,
               6.375% 06/15/06.............................................        14,174
     8,000   Wellpoint Health Networks Inc.,
               6.375% 01/15/12.............................................         8,809
                                                                              -----------
                                                                                   29,837
                                                                              -----------
             HEAVY MACHINERY -- 0.2%
    12,000   Caterpillar Finance Services Corporation,
               5.950% 05/01/06.............................................        12,948
     9,000   Caterpillar Finance Services Corporation,
               2.350% 09/15/06.............................................         8,953
    12,000   John Deere Capital Corporation,
               3.125% 12/15/05.............................................        12,237
                                                                              -----------
                                                                                   34,138
                                                                              -----------
             HOUSEHOLD PRODUCTS -- 0.0%+
     4,000   Proctor & Gamble Company,
               4.750% 06/15/07.............................................         4,234
                                                                              -----------
             INSURANCE -- 0.4%
     3,000   Hartford Life, Inc.,
               7.375% 03/01/31.............................................         3,517
     3,000   Marsh & McLennan Companies, Inc.,
               5.875% 08/01/33.............................................         2,925
     6,000   Mass Mutual Global Funding II,
               2.550% 07/15/08@............................................         5,738
     6,000   Metlife, Inc.,
               5.375% 12/15/12.............................................         6,178
     4,000   Metlife, Inc.,
               6.500% 12/15/32.............................................         4,241
     2,000   Nationwide Financial Services, Inc., Class A,
               5.900% 07/01/12.............................................         2,087
    10,000   Principal Life Global,
               6.250% 02/15/12@............................................        10,893
     3,000   Progressive Corporation,
               6.250% 12/01/32.............................................         3,132
     2,000   Prudential Financial, Inc., Series B, MTN,
               4.500% 07/15/13.............................................         1,909
    15,000   Prudential Funding LLC, MTN,
               6.600% 05/15/08@............................................        16,699
     3,000   The Hartford Financial Services Group, Inc.,
               2.375% 06/01/06.............................................         2,985
     3,000   The Hartford Financial Services Group, Inc.,
               4.625% 07/15/13@............................................         2,887
     4,000   Unitron Inc.,
               4.875% 11/01/10.............................................         4,036
                                                                              -----------
                                                                                   67,227
                                                                              -----------

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             INTEGRATED OIL -- 0.2%
$   10,000   Conoco Funding Company,
               5.450% 10/15/06.............................................   $    10,729
    12,000   Conoco Funding Company,
               6.350% 10/15/11.............................................        13,454
    15,000   USX Corporation,
               6.650% 02/01/06.............................................        16,241
                                                                              -----------
                                                                                   40,424
                                                                              -----------
             INVESTMENT SERVICES -- 1.0%
     5,000   Bear Stearns Companies Inc.,
               6.500% 05/01/06.............................................         5,450
     3,000   Bear Stearns Companies Inc.,
               5.700% 01/15/07.............................................         3,253
    14,000   Bear Stearns Companies Inc.,
               4.500% 10/28/10.............................................        14,082
     6,000   Credit Suisse First Boston USA, Inc.,
               5.875% 08/01/06.............................................         6,477
     6,000   Credit Suisse First Boston USA, Inc.,
               6.125% 11/15/11.............................................         6,532
     4,000   Goldman Sachs Group, Inc.,
               4.125% 01/15/08.............................................         4,101
    12,000   Goldman Sachs Group, Inc.,
               6.875% 01/15/11.............................................        13,627
    14,000   Goldman Sachs Group, Inc.,
               6.600% 01/15/12.............................................        15,646
     4,000   Goldman Sachs Group, Inc.,
               5.700% 09/01/12.............................................         4,204
    14,000   Lehman Brothers Holdings Inc.,
               4.000% 01/22/08.............................................        14,279
    11,000   Lehman Brothers Holdings Inc.,
               7.000% 02/01/08.............................................        12,424
     6,000   Lehman Brothers Holdings Inc.,
               7.875% 08/15/10.............................................         7,187
    12,000   Merrill Lynch & Company, Inc.,
               6.000% 02/17/09.............................................        13,192
     9,000   Merrill Lynch & Company, Inc., MTN, Series B,
               2.070% 06/12/06.............................................         8,947
     6,000   Merrill Lynch & Company, Inc., MTN, Series B,
               3.700% 04/21/08.............................................         6,039
    15,000   Morgan Stanley,
               6.750% 04/15/11.............................................        16,972
    14,000   Morgan Stanley,
               6.600% 04/01/12.............................................        15,636
     7,000   Morgan Stanley,
               5.300% 03/01/13.............................................         7,151
     7,000   Salomon Smith Barney Holdings Inc.,
               6.500% 02/15/08.............................................         7,786
                                                                              -----------
                                                                                  182,985
                                                                              -----------
             MEDICAL DEVICES AND SUPPLIES -- 0.1%
     9,000   Becton, Dickinson and Company,
               4.550% 04/15/13.............................................         8,892
     5,000   Bristol-Myers Squibb Company,
               4.750% 10/01/06.............................................         5,287

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             MEDICAL DEVICES AND SUPPLIES -- (CONTINUED)
$    5,000   Bristol-Myers Squibb Company,
               5.250% 08/15/13@............................................   $     5,156
                                                                              -----------
                                                                                   19,335
                                                                              -----------
             METALS AND MINING -- 0.0%+
     7,000   Alcoa Inc.,
               7.375% 08/01/10.............................................         8,206
                                                                              -----------
             NATURAL GAS DISTRIBUTION -- 0.2%
    22,000   CenterPoint Energy Resources Corporation,
               7.875% 04/01/13@............................................        24,906
     4,000   Southern California Gas Company,
               5.450% 04/15/18.............................................         4,082
                                                                              -----------
                                                                                   28,988
                                                                              -----------
             NATURAL GAS PIPELINES -- 0.2%
     9,000   Consolidated Natural Gas Company,
               5.375% 11/01/06.............................................         9,648
    18,000   K N Energy, Inc.,
               6.650% 03/01/05.............................................        19,010
    10,000   Teppco Partners, LP,
               7.625% 02/15/12.............................................        11,523
                                                                              -----------
                                                                                   40,181
                                                                              -----------
             OIL REFINING AND
               MARKETING -- 0.0%+
     8,000   Valero Energy Corporation,
               6.875% 04/15/12.............................................         8,853
                                                                              -----------
             PAPER AND FOREST PRODUCTS -- 0.2%
     6,000   Champion International Corporation,
               7.350% 11/01/25.............................................         6,649
     8,000   International Paper Company,
               4.250% 01/15/09.............................................         8,033
     5,000   International Paper Company,
               5.850%** 10/30/12...........................................         5,209
     5,000   MeadWestvaco Corporation,
               6.850% 04/01/12.............................................         5,500
     7,000   MeadWestvaco Corporation,
               8.200% 01/15/30.............................................         8,207
                                                                              -----------
                                                                                   33,598
                                                                              -----------
             PHARMACEUTICALS -- 0.0%+
     6,000   Pharmacia Corporation,
               6.600% 12/01/28.............................................         6,757
                                                                              -----------
             PUBLISHING AND ADVERTISING -- 0.2%
     6,000   Gannett Company, Inc.,
               6.375% 04/01/12.............................................         6,697
     5,000   Knight-Ridder, Inc.,
               7.125% 06/01/11.............................................         5,786
     3,000   News America Holdings Inc.,
               9.250% 02/01/13.............................................         3,870

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             PUBLISHING AND ADVERTISING -- (CONTINUED)
$    7,000   News America Holdings Inc.,
               8.150% 10/17/36.............................................   $     8,624
     4,000   News America Inc.,
               6.550% 03/15/33.............................................         4,155
                                                                              -----------
                                                                                   29,132
                                                                              -----------
             RAILROADS, TRUCKING AND
               SHIPPING -- 0.1%
     9,000   Burlington Northern Santa Fe Corporation,
               6.750% 07/15/11.............................................        10,202
    15,000   FedEx Corporation,
               6.625% 02/12/04.............................................        15,082
                                                                              -----------
                                                                                   25,284
                                                                              -----------
             REAL ESTATE -- 0.0%+
     5,000   EOP Operating LP,
               7.000% 07/15/11.............................................         5,642
     1,000   ERP Operating LP,
               5.200% 04/01/13.............................................         1,006
                                                                              -----------
                                                                                    6,648
                                                                              -----------
             REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
    16,000   Camden Property Trust,
               5.375% 12/15/13.............................................        16,096
     4,000   Health Care Property Investors, Inc.,
               6.450% 06/25/12.............................................         4,338
     4,000   Health Care Property Investors, Inc., MTN, Series D,
               7.480% 04/05/04.............................................         4,047
                                                                              -----------
                                                                                   24,481
                                                                              -----------
             TELECOMMUNICATIONS
               SERVICES -- 0.9%
    12,000   AT&T Corporation,
               7.250%** 11/15/06...........................................        13,270
     1,000   AT&T Corporation,
               8.050% 11/15/11.............................................         1,151
     1,000   AT&T Corporation,
               8.750%** 11/15/31...........................................         1,169
     3,000   AT&T Wireless Services Inc.,
               8.125% 05/01/12.............................................         3,528
     3,000   AT&T Wireless Services Inc.,
               8.750% 03/01/31.............................................         3,701
    11,000   BellSouth Corporation,
               5.000% 10/15/06.............................................        11,673
     2,000   BellSouth Corporation,
               6.000% 10/15/11(a)..........................................         2,168
    12,000   BellSouth Telecommunications Inc.,
               6.375% 06/01/28.............................................        12,521
     2,000   Citizens Communications Company,
               9.250% 05/15/11.............................................         2,364
     1,000   Citizens Communications Company,
               9.000% 08/15/31.............................................         1,167

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS
               SERVICES -- (CONTINUED)
  $  8,000   Cox Communications, Inc., Class A,
               7.750% 11/01/10.............................................   $     9,530
     1,000   INTELSAT Ltd.,
               6.500% 11/01/13@............................................         1,043
     3,000   Pacific Bell,
               7.125% 03/15/26.............................................         3,363
    14,000   SBC Communications Inc.,
               5.750% 05/02/06.............................................        15,022
     5,000   SBC Communications Inc.,
               6.250% 03/15/11.............................................         5,473
     2,000   Sprint Capital Corporation,
               6.125% 11/15/08.............................................         2,132
    15,000   Sprint Capital Corporation,
               8.375% 03/15/12.............................................        17,518
    10,000   Sprint Capital Corporation,
               8.750% 03/15/32.............................................        11,814
     3,000   Verizon Global Funding Corporation,
               7.750% 12/01/30.............................................         3,524
    20,000   Verizon New England Inc.,
               6.500% 09/15/11.............................................        22,039
    16,000   Verizon Pennsylvania Inc., Series A,
               5.650% 11/15/11.............................................        16,781
                                                                              -----------
                                                                                  160,951
                                                                              -----------
             TOTAL CORPORATE BONDS AND NOTES
               (Cost $1,806,295)...........................................     1,865,536
                                                                              -----------
             FOREIGN BONDS AND NOTES -- 1.3%
             BROADCASTING AND CABLE -- 0.0%+
     1,000   Rogers Cable Inc.,
               6.250% 06/15/13.............................................         1,008
                                                                              -----------
             BUILDING MATERIALS -- 0.0%+
     5,000   Hanson Overseas BV,
               6.750% 09/15/05.............................................         5,368
                                                                              -----------
             CHEMICALS -- SPECIALTY -- 0.0%+
     2,000   Potash Corporation of Saskatchewan Inc.,
               4.875% 03/01/13.............................................         1,954
                                                                              -----------
             COMMERCIAL BANKING -- 0.1%
    10,000   Scotland International Finance,
               4.250% 05/23/13@............................................         9,492
                                                                              -----------
             DIVERSIFIED MANUFACTURING -- 0.0%+
     4,000   Rio Tinto Financial Ltd.,
               2.625% 09/30/08.............................................         3,816
                                                                              -----------

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             ELECTRIC POWER --
               NON NUCLEAR -- 0.0%+
$    5,000   Transalta Corporation,
               5.750% 12/15/13.............................................   $     5,025
                                                                              -----------
             FOOD PRODUCTS -- 0.1%
     1,000   Unilever Capital Corporation,
               6.875% 11/01/05.............................................         1,084
    16,000   Unilever Capital Corporation,
               7.125% 11/01/10.............................................        18,602
                                                                              -----------
                                                                                   19,686
                                                                              -----------
             INTEGRATED OIL -- 0.3%
    12,000   BP Capital Markets,
               2.750% 12/29/06.............................................        12,019
     6,000   Pemex Project Funding Master Trust,
               7.375% 12/15/14.............................................         6,405
    16,000   Pemex Project Funding Master Trust,
               8.625%** 02/01/22...........................................        17,720
     5,000   Petro-Canada,
               4.000% 07/15/13.............................................         4,616
     3,000   Suncor Energy, Inc.,
               5.950% 12/01/34.............................................         2,978
                                                                              -----------
                                                                                   43,738
                                                                              -----------
             METALS AND MINING -- 0.1%
     4,000   Alcan Inc.,
               6.450% 03/15/11.............................................         4,467
     4,000   Alcan Inc.,
               7.250% 03/15/31.............................................         4,618
     4,000   BHP Finance USA Ltd.,
               4.800% 04/15/13.............................................         4,010
     6,000   Codelco Inc.,
               5.500% 10/15/13@............................................         6,088
     3,000   Placer Dome, Inc.,
               6.450% 10/15/35@............................................         3,069
                                                                              -----------
                                                                                   22,252
                                                                              -----------
             PUBLISHING AND ADVERTISING -- 0.0%+
     9,000   Thomson Corporation,
               5.250% 08/15/13.............................................         9,216
                                                                              -----------
             RAILROADS, TRUCKING AND
               SHIPPING -- 0.0%+
     7,000   Canadian National Railway Company,
               6.900% 07/15/28.............................................         7,821
                                                                              -----------
             TELECOMMUNICATIONS
               SERVICES -- 0.7%
     4,000   British Telecommunications, plc,
               8.375%** 12/15/10...........................................         4,868
     2,000   British Telecommunications, plc,
               8.875%** 12/15/30...........................................         2,615

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS
               SERVICES -- (CONTINUED)
$   20,000   Deutsche Telecom International Finance BV,
               5.250% 07/22/13.............................................   $    20,204
    10,000   Deutsche Telekom International Finance BV,
               8.750%** 06/15/30...........................................        12,774
     1,000   France Telecom SA,
               9.000%** 03/01/11...........................................         1,201
     8,000   France Telecom SA,
               9.750%** 03/01/31...........................................        10,629
    16,000   Telecom Italia Capital,
               5.250% 11/15/13@............................................        16,032
     8,000   Telecom Italia Capital,
               6.375% 11/15/33@............................................         8,045
    11,000   Telefonos de Mexico, SA,
               4.500% 11/19/08@............................................        11,017
    19,000   Telus Corporation,
               7.500% 06/01/07.............................................        21,263
                                                                              -----------
                                                                                  108,648
                                                                              -----------
             TOTAL FOREIGN BONDS AND NOTES
               (Cost $234,222).............................................       238,024
                                                                              -----------
             MORTGAGE-BACKED SECURITIES -- 12.8%
             COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.1%
    32,000   Bear Stearns Commercial Mortgage Securities,
               Series 2003-T12, Class A4, 4.680% 08/13/39..................        31,692
    22,000   Freddie Mac, Series 2420, Class EC,
               6.500% 03/15/30.............................................        22,139
    24,401   Freddie Mac, Series 2434, Class PN,
               6.500% 05/15/29.............................................        24,553
    73,000   Morgan Stanley Capital, Series 2003-IQ6, Class A4,
               4.970% 12/15/41.............................................        73,571
    45,158   PNC Mortgage Acceptance Corporation, Series 2001-C1, Class A1,
               5.910% 03/12/34.............................................        48,574
                                                                              -----------
                                                                                  200,529
                                                                              -----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
               CERTIFICATES -- 0.7%
    50,000     3.625% 09/15/08.............................................        50,331
    73,453     6.500% 11/01/32.............................................        76,943
                                                                              -----------
                                                                                  127,274
                                                                              -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
               CERTIFICATES -- 9.5%
   533,000     5.000% 03/01/18.............................................       543,493
    16,834     6.500% 08/25/29.............................................        16,951

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
               CERTIFICATES -- (CONTINUED)
$  220,371     6.500% 12/01/31.............................................   $   230,483
   306,000     5.500% 05/01/33.............................................       309,920
   443,862     6.500% 05/01/33.............................................       464,230
   221,000     5.000% 12/08/33.............................................       218,652
                                                                              -----------
                                                                                1,783,729
                                                                              -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
               CERTIFICATES -- 1.5%
     9,197     7.000% 06/15/32.............................................         9,802
   274,000     5.500% 12/16/33.............................................       278,538
                                                                              -----------
                                                                                  288,340
                                                                              -----------
             TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $2,385,570)...........................................     2,399,872
                                                                              -----------
             SOVEREIGN GOVERNMENT BONDS AND NOTES -- 0.9%
    11,000   Hellenic Republic,
               6.950% 03/04/08.............................................        12,514
    11,000   People's Republic of China,
               4.750% 10/29/13.............................................        10,847
    17,000   Quebec (Province of),
               7.500% 09/15/29.............................................        21,175
    10,000   Region of Lombardy,
               5.804% 10/25/32.............................................        10,243
     4,000   Republic of Chile,
               5.500% 01/15/13.............................................         4,114
    11,000   Republic of Italy,
               2.750% 12/15/06.............................................        10,998
    11,000   Republic of Italy,
               6.000% 02/22/11.............................................        12,262
     9,000   Republic of Italy,
               6.875% 09/27/23.............................................        10,632
     6,000   Republic of Korea,
               8.875% 04/15/08.............................................         7,226
    16,000   Republic of Poland,
               5.250% 01/15/14.............................................        16,000
    19,000   United Mexican States,
               8.375% 01/14/11.............................................        22,562
     9,000   United Mexican States,
               6.375% 01/16/13.............................................         9,338
    19,000   United Mexican States,
               7.500% 04/08/33.............................................        19,665
                                                                              -----------
             TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
               (Cost $162,826).............................................       167,576
                                                                              -----------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 3.7%
             FEDERAL FARM CREDIT BANK
               (FFCB) -- 0.3%
    35,000     2.375% 10/01/04.............................................        35,292
    15,000     2.500% 03/15/06.............................................        15,111
                                                                              -----------
                                                                                   50,403
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             FEDERAL HOME LOAN BANK
               (FHLB) -- 0.6%
$   65,000     3.250% 08/15/05.............................................   $    66,600
    50,000     5.800% 09/02/08(a)..........................................        55,062
                                                                              -----------
                                                                                  121,662
                                                                              -----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.5%
    78,000     3.875% 02/15/05.............................................        80,118
    33,000     2.375% 04/15/06(a)..........................................        33,130
    30,000     5.125% 10/15/08.............................................        32,171
    30,000     5.750% 03/15/09.............................................        32,984
    19,000     6.625% 09/15/09.............................................        21,728
    60,000     6.750% 03/15/31(a)..........................................        69,293
                                                                              -----------
                                                                                  269,424
                                                                              -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 1.3%
    28,000     2.875% 10/15/05(a)..........................................        28,518
    31,000     5.250% 06/15/06.............................................        33,162
    25,000     2.625% 11/15/06.............................................        25,051
    85,000     5.250% 01/15/09.............................................        91,480
    55,000     4.375% 09/15/12(a)..........................................        54,415
    13,000     7.250% 05/15/30.............................................        15,874
                                                                              -----------
                                                                                  248,500
                                                                              -----------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $683,349).............................................       689,989
                                                                              -----------
             U.S. TREASURY OBLIGATIONS -- 5.9%
             U.S. TREASURY NOTES -- 3.4%
   100,000     1.750% 12/31/04(a)..........................................       100,504
    40,000     4.625% 05/15/06(a)..........................................        42,394

PRINCIPAL
  AMOUNT                                                                         VALUE
------------------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- (CONTINUED)
$  150,000     2.625% 11/15/06(a)..........................................   $   151,324
    75,000     3.125% 09/15/08(a)..........................................        74,956
   175,000     3.375% 11/15/08(a)..........................................       176,388
    70,000     4.250% 08/15/13.............................................        70,088
    20,000     6.250% 08/15/23.............................................        22,796
                                                                              -----------
                                                                                  638,450
                                                                              -----------
             U.S. TREASURY STRIPS -- 2.5%
   165,000   Interest only,
               5.550%*** 05/15/23(a).......................................        57,136
   285,000   Principal only,
               1.350%*** 05/15/05(a).......................................       279,786
    40,000   Principal only,
               2.320%*** 11/15/06..........................................        37,434
    30,000   Principal only,
               3.420%*** 02/15/09..........................................        25,217
   153,000   Principal only,
               5.470%*** 11/15/21..........................................        58,321
    10,000   Principal only,
               5.510%*** 08/15/29..........................................         2,484
                                                                              -----------
                                                                                  460,378
                                                                              -----------
             TOTAL U.S. TREASURY OBLIGATIONS
               (Cost $1,093,581)...........................................     1,098,828
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003



  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             Investment companies -- 17.1%
     7,970   iShares Russell 1000 Index Fund...............................   $   474,932
 2,726,986   Nations Cash Reserves, Capital Class Shares#..................     2,726,986
                                                                              -----------
             TOTAL INVESTMENT COMPANIES
               (Cost $3,172,707)...........................................     3,201,918
                                                                              -----------
             TOTAL INVESTMENTS
               (Cost $19,102,318*)...............................     112.9%   21,189,243
                                                                              -----------
             OTHER ASSETS AND LIABILITIES (NET)..................     (12.9)%
             Cash..........................................................   $       728
             Receivable for Fund shares sold...............................        50,637
             Dividends receivable..........................................        12,889
             Interest receivable...........................................        55,839
             Receivable from Investment Advisor............................         1,405
             Collateral on securities loaned...............................    (1,050,986)
             Payable for Fund shares redeemed..............................        (2,057)
             Administration fee payable....................................        (3,545)
             Payable for investment securities purchased...................    (1,415,034)
             Accrued Trustees' fees and expenses...........................       (32,757)
             Accrued expenses and other liabilities........................       (35,531)
                                                                              -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET)...........................................    (2,418,412)
                                                                              -----------
             Net assets..........................................     100.0%  $18,770,831
                                                                              ===========


                                                                                 VALUE
------------------------------------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on investments sold.............   $(1,483,730)
             Net unrealized appreciation of investments....................     2,086,925
             Paid-in capital...............................................    18,167,636
                                                                              -----------
             NET ASSETS....................................................   $18,770,831
                                                                              ===========
             Net asset value per share
               ($18,770,831 / 1,979,686 shares of common stock
               outstanding)................................................         $9.48
                                                                              ===========

---------------

 * Federal income tax information (see Note 9).

 **Variable rate note. The interest rate shown reflects the rate in effect at December 31, 2003.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at December 31, 2003.

 !!Non-income producing security.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $1,050,986.

 (a)
   All or portion of security was on loan at December 31, 2003. The aggregate cost and market value of securities on loan at December 31, 2003, is $1,023,474 and $1,027,490, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt
MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            ASSET BACKED SECURITIES -- 0.5%
              (Cost $432,454)
            ASSET-BACKED -- OTHER -- 0.5%
$ 431,297   Gilroy Asset Receivable Loan,
              10.000% 09/30/14@(f)........................................   $    431,297
                                                                             ------------

 SHARES
---------
            COMMON STOCKS -- 1.7%
            BROADCASTING AND CABLE -- 0.5%
   47,266   UnitedGlobalCom, Inc.!!.......................................        400,816
                                                                             ------------
            HEALTH SERVICES -- 0.2%
    5,935   Apria Healthcare Group Inc.!!.................................        168,969
       56   Fountain View Inc.!!(e)(f)....................................              1
                                                                             ------------
                                                                                  168,970
                                                                             ------------
            HEAVY MACHINERY -- 0.2%
   16,116   Thermadyne Holdings Corporation!!(a)(f).......................        198,227
                                                                             ------------
            METALS AND MINING -- 0.0%+
   25,603   ACP Holding Company!!(f)......................................         12,802
                                                                             ------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.2%
    4,051   Marconi Corporation plc, ADR!!................................         82,377
    5,723   Minorplanet Systems USA, Inc.!!...............................         10,874
   31,905   NEON Communications, Inc.!!(e)(f).............................         39,881
                                                                             ------------
                                                                                  133,132
                                                                             ------------
            OILFIELD SERVICES -- 0.1%
    2,453   Petroleum Geo-Services ASA, ADR!!.............................         95,866
                                                                             ------------
            PACKAGING AND CONTAINERS -- 0.2%
   10,305   Owens-Illinois, Inc.!!........................................        122,526
                                                                             ------------
            PAPER AND FOREST PRODUCTS -- 0.1%
    8,000   Abitibi-Consolidated Inc. ....................................         64,880
                                                                             ------------
            STEEL -- 0.0%+
    4,428   Algoma Steel Inc.!!...........................................         24,157
                                                                             ------------
            TELECOMMUNICATIONS SERVICES -- 0.2%
    2,758   Call-Net Enterprises, Inc., Class B!!.........................         11,032
    5,619   Globix Corporation!!@(f)......................................         22,476
    1,192   NII Holdings Inc., Class B!!(f)...............................         88,959
                                                                             ------------
                                                                                  122,467
                                                                             ------------
            TOTAL COMMON STOCKS
              (Cost $1,111,314)...........................................      1,343,843
                                                                             ------------
PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            CONVERTIBLE BONDS AND NOTES -- 4.3%
            AIRLINES -- 0.2%
$ 155,000   Delta Air Lines, Inc.,
              8.000% 06/03/23@............................................   $    140,469
                                                                             ------------
            BROADCASTING AND CABLE -- 0.1%
  170,000   Adelphia Communications Corporation, Class A,
              6.000% 02/15/06(b)..........................................         75,225
                                                                             ------------
            FINANCE -- MISCELLANEOUS -- 0.2%
  200,000   Providian Financial Corporation,
              3.250% 08/15/05.............................................        189,500
                                                                             ------------
            HEALTH SERVICES -- 0.8%
  305,000   Laboratory Corporation,
              1.890%*** 09/11/21..........................................        216,931
   85,000   Lincare Holdings Inc.,
              3.000% 06/15/33@............................................         84,681
  170,000   Lincare Holdings Inc.,
              3.000% 06/15/33(a)..........................................        169,363
  145,000   Province Healthcare Company,
              4.250% 10/10/08.............................................        143,006
                                                                             ------------
                                                                                  613,981
                                                                             ------------
            INSURANCE -- 0.1%
   55,000   Loews Corporation,
              3.125% 09/15/07.............................................         53,144
                                                                             ------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.9%
  190,000   Brocade Communications Systems, Inc.,
              2.000% 01/01/07.............................................        171,238
  425,000   CIENA Corporation,
              3.750% 02/01/08.............................................        390,999
  170,000   Riverstone Networks, Inc.,
              3.750% 12/01/06@(b).........................................        162,350
                                                                             ------------
                                                                                  724,587
                                                                             ------------
            OILFIELD SERVICES -- 0.1%
   90,000   Parker Drilling Company,
              5.500% 08/01/04(a)..........................................         90,338
                                                                             ------------
            PHARMACEUTICALS -- 0.4%
  200,000   ICN Pharmaceuticals, Inc.,
              6.500% 07/15/08(a)..........................................        211,250
  160,000   Vertex Pharmaceuticals, Inc.,
              5.000% 09/19/07.............................................        142,000
                                                                             ------------
                                                                                  353,250
                                                                             ------------
            PUBLISHING AND ADVERTISING -- 0.2%
  185,000   CNET Networks, Inc.,
              5.000% 03/01/06.............................................        178,063
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            SEMICONDUCTORS -- 1.1%
$ 410,000   Atmel Corporation,
              4.940%*** 05/23/21(a).......................................   $    175,275
  705,000   LSI Logic Corporation,
              4.000% 11/01/06.............................................        689,137
   50,000   Vitesse Semiconductor Corporation,
              4.000% 03/15/05.............................................         49,500
                                                                             ------------
                                                                                  913,912
                                                                             ------------
            TELECOMMUNICATIONS SERVICES -- 0.2%
      254   Alamosa Holdings, Inc., Series B,
              7.500% 07/31/13.............................................         87,630
  296,350   At Home Corporation, Series A,
              4.750% 12/15/06(b)..........................................         41,489
   25,000   PTEK Holdings, Inc.,
              5.750% 07/01/04.............................................         24,875
                                                                             ------------
                                                                                  153,994
                                                                             ------------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $3,246,890)...........................................      3,486,463
                                                                             ------------
            CORPORATE BONDS AND NOTES -- 68.3%
            AEROSPACE AND DEFENSE -- 1.1%
  105,000   BE Aerospace, Inc.,
              8.500% 10/01/10@............................................        112,613
   65,000   BE Aerospace, Inc., Series B,
              8.000% 03/01/08(a)..........................................         60,938
  210,000   BE Aerospace, Inc., Series B,
              8.875% 05/01/11(a)..........................................        196,875
  195,000   K & F Industries, Inc., Series B,
              9.625% 12/15/10.............................................        218,643
  185,000   Sequa Corporation, Class A,
              9.000% 08/01/09.............................................        203,962
  110,000   Sequa Corporation, Series B,
              8.875% 04/01/08.............................................        119,350
                                                                             ------------
                                                                                  912,381
                                                                             ------------
            AIRLINES -- 2.8%
   83,461   American Airlines, Inc., Series 2001-1,
              7.377% 05/23/19.............................................         60,215
  140,000   AMR Corporation,
              9.000% 08/01/12(a)..........................................        119,000
  435,000   Continental Airlines, Inc.,
              7.875% 07/02/18.............................................        437,553
  280,000   Delta Air Lines, Inc.,
              7.700% 12/15/05(a)..........................................        264,250
   50,000   Delta Air Lines, Inc.,
              10.375% 12/15/22............................................         36,063
  440,000   Delta Air Lines, Inc.,
              8.300% 12/15/29.............................................        290,950
  220,000   Delta Air Lines, Inc., MTN, Series C,
              6.650% 03/15/04(a)..........................................        220,000
  200,000   Northwest Airlines Inc.,
              8.375% 03/15/04(a)..........................................        201,000
  215,000   Northwest Airlines Inc.,
              8.520% 04/07/04(a)..........................................        216,075

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            AIRLINES -- (CONTINUED)
 $ 50,000   Northwest Airlines Inc.,
              7.625% 03/15/05(a)..........................................   $     48,750
  170,000   Northwest Airlines Inc.,
              8.875% 06/01/06(a)..........................................        154,275
  120,000   Northwest Airlines Inc.,
              9.875% 03/15/07(a)..........................................        109,200
   69,052   Northwest Airlines Inc., Series 2001-C,
              7.626% 04/01/10.............................................         58,631
                                                                             ------------
                                                                                2,215,962
                                                                             ------------
            APPAREL AND TEXTILES -- 0.1%
   95,000   Levi Strauss & Company,
              7.000% 11/01/06(a)..........................................         61,038
                                                                             ------------
            AUTOMOTIVE -- 3.3%
  295,000   Amsted Industries Inc.,
              10.250% 10/15/11@...........................................        325,975
   70,000   ArvinMeritor, Inc.,
              6.625% 06/15/07.............................................         73,500
  245,000   ArvinMeritor, Inc.,
              8.750% 03/01/12.............................................        280,525
  280,000   Dana Corporation,
              9.000% 08/15/11.............................................        337,399
  280,000   General Motors Corporation,
              8.375% 07/15/33.............................................        325,028
  190,000   Goodyear Tire & Rubber Company,
              6.625% 12/01/06(a)..........................................        184,775
   55,000   Goodyear Tire & Rubber Company,
              8.500% 03/15/07(a)..........................................         54,038
  285,000   Goodyear Tire & Rubber Company,
              7.857% 08/15/11(a)..........................................        248,663
  570,000   Mark IV Industries, Inc.,
              7.500% 09/01/07.............................................        493,049
  120,000   Tenneco Automotive Inc., Series B,
              10.250% 07/15/13............................................        136,500
  225,000   Titan International, Inc.,
              8.750% 04/01/07(a)..........................................        173,250
                                                                             ------------
                                                                                2,632,702
                                                                             ------------
            BROADCASTING AND CABLE -- 3.6%
  235,000   Adelphia Communications Corporation, Class A,
              10.25% 11/01/06(b)..........................................        218,550
  170,000   Adelphia Communications Corporation, Class A,
              9.375% 11/15/09(a)(b).......................................        160,650
  335,000   Adelphia Communications Corporation, Class A,
              10.250% 06/15/11(a)(b)......................................        316,575
   15,000   Adelphia Communications Corporation, Series B,
              9.250% 10/01/04(b)..........................................         13,950
  170,000   Comcast Corporation,
              8.875% 04/01/07.............................................        176,233
  327,000   Emmis Communications Corporation,
              (0.000)% due 03/15/11
              12.500% beginning 03/15/06..................................        302,884

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$  70,000   Frontiervision Operating Partners LP,
              11.000% 10/15/06(b).........................................   $     74,900
  215,000   Frontiervision Operating Partners LP,
              11.875% 09/15/07(b).........................................        227,900
   45,000   Frontiervision Operating Partners LP, Series B,
              11.875% 09/15/07(b).........................................         47,700
   50,000   LIN Television Corporation,
              8.000% 01/15/08.............................................         53,688
  170,000   LodgeNet Entertainment Corporation,
              9.500% 06/15/13.............................................        186,150
  390,000   Paxson Communications Corporation,
              (0.000)% due 01/15/09
              12.250% beginning 01/15/06..................................        342,224
  315,000   Radio One, Inc., Series B,
              8.875% 07/01/11.............................................        347,287
  160,000   Radio Unica Corporation,
              11.750% 08/01/06(b).........................................        107,600
  300,000   Telenet Group Holdings, NV,
              (0.000)% due 06/15/14
              11.500% beginning 12/15/08@.................................        189,000
  115,000   Young Broadcasting Inc.,
              8.500% 12/15/08@............................................        123,625
                                                                             ------------
                                                                                2,888,916
                                                                             ------------
            BUILDING MATERIALS -- 0.3%
  220,000   Dayton Superior Corporation,
              10.750% 09/15/08@...........................................        225,500
                                                                             ------------
            CHEMICALS -- BASIC -- 1.2%
  115,000   Lyondell Chemical Company,
              9.500% 12/15/08(a)..........................................        120,175
  315,000   Lyondell Chemical Company,
              10.500% 06/01/13(a).........................................        343,350
  120,000   Lyondell Chemical Company, Series A,
              9.625% 05/01/07(a)..........................................        127,200
  350,000   Terra Capital Inc.,
              12.875% 10/15/08............................................        413,000
                                                                             ------------
                                                                                1,003,725
                                                                             ------------
            CHEMICALS -- SPECIALTY -- 2.1%
  270,000   Applied Extrusion Technologies, Inc., Series B,
              10.750% 07/01/11............................................        224,100
  360,000   Equistar Chemicals, LP,
              10.625% 05/01/11(a).........................................        397,800
  295,000   Equistar Chemicals, LP,
              7.550% 02/15/26.............................................        256,650
  150,000   FMC Corporation,
              10.250% 11/01/09............................................        175,500
   65,000   General Chemical Industrial Products Inc.,
              10.625% 05/01/09(a)(b)......................................         11,700

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            CHEMICALS -- SPECIALTY -- (CONTINUED)
$ 205,000   Millennium America Inc.,
              7.625% 11/15/26.............................................   $    190,650
  235,000   PolyOne Corporation,
              10.625% 05/15/10(a).........................................        235,000
  175,000   Sovereign Specialty Chemicals, Inc.,
              11.875% 03/15/10............................................        175,000
                                                                             ------------
                                                                                1,666,400
                                                                             ------------
            COMMERCIAL SERVICES -- 1.3%
   55,000   Great Lakes Dredge & Dock Company,
              7.750% 12/15/13@............................................         56,581
  205,000   Interline Brands Inc.,
              11.500% 05/15/11............................................        226,013
  235,000   Protection One, Inc.,
              7.375% 08/15/05.............................................        216,200
  475,000   Williams Scotsman, Inc.,
              10.000% 08/15/08............................................        520,719
                                                                             ------------
                                                                                1,019,513
                                                                             ------------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.7%
  105,000   Stratus Technologies Inc.,
              10.375% 12/01/08@...........................................        111,431
  220,000   Unisys Corporation,
              7.250% 01/15/05.............................................        227,975
   60,000   Unisys Corporation,
              8.125% 06/01/06.............................................         64,800
   85,000   Unisys Corporation,
              6.875% 03/15/10.............................................         92,013
   80,000   Xerox Corporation,
              9.750% 01/15/09.............................................         93,600
                                                                             ------------
                                                                                  589,819
                                                                             ------------
            CONSTRUCTION -- 0.9%
  310,000   The Shaw Group Inc.,
              10.750% 03/15/10@(a)........................................        328,599
  230,000   URS Corporation,
              11.500% 09/15/09............................................        260,188
  145,000   URS Corporation, Series B,
              12.250% 05/01/09(a).........................................        154,969
   25,000   Werner Holding Company, Inc., Series A,
              10.000% 11/15/07............................................         14,500
                                                                             ------------
                                                                                  758,256
                                                                             ------------
            CONSUMER SERVICES -- 1.1%
  275,000   Jafra Cosmetics,
              10.750% 05/15/11............................................        301,813
  280,000   Rent-Way, Inc.,
              11.875% 06/15/10@...........................................        312,200
   50,000   Service Corporation International,
              7.200% 06/01/06.............................................         52,000
  115,000   Service Corporation International,
              6.875% 10/01/07.............................................        119,025
   70,000   Service Corporation International,
              7.700% 04/15/09(a)..........................................         74,725
                                                                             ------------
                                                                                  859,763
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            DIVERSIFIED ELECTRONICS -- 0.2%
$ 130,000   Knowles Electronics Holdings, Inc.,
              13.125% 10/15/09............................................   $    130,813
                                                                             ------------
            ELECTRIC POWER -- NON NUCLEAR -- 9.0%
  107,692   AES Corporation,
              10.000% 07/15/05@(a)........................................        109,577
  460,000   AES Corporation,
              9.000% 05/15/15@............................................        519,800
  263,566   AES Eastern Energy, Series 1999-A,
              9.000% 01/02/17.............................................        291,540
  150,000   AES Eastern Energy, Series 1999-B,
              9.670% 01/02/29.............................................        165,768
  104,625   Caithness Coso Funding Corporation, Series B,
              9.050% 12/15/09.............................................        113,518
  210,000   Calpine Construction Finance,
              9.750%** 08/26/11@..........................................        218,663
   40,000   Calpine Corporation,
              8.250% 08/15/05(a)..........................................         38,700
  205,000   Calpine Corporation,
              7.625% 04/15/06(a)..........................................        181,425
   80,000   Calpine Corporation,
              8.750% 07/15/07(a)..........................................         65,600
  100,000   Calpine Corporation,
              7.750% 04/15/09(a)..........................................         77,000
  560,000   Calpine Corporation,
              8.500% 07/15/10@(a).........................................        545,999
  175,000   Calpine Corporation,
              8.500% 02/15/11(a)..........................................        138,469
  133,811   Cedar Brakes I LLC, Series B,
              8.500% 02/15/14.............................................        132,139
  303,843   Cedar Brakes II LLC,
              9.875% 09/01/13.............................................        327,390
   70,000   Consumers Energy Company,
              6.250% 09/15/06.............................................         75,583
  131,000   ESI Tractebel Acquisition Corporation, Series B,
              7.990% 12/30/11.............................................        138,205
  170,000   Mirant Americas Generation LLC,
              8.300% 05/01/11(b)..........................................        143,650
   15,000   Mirant Americas Generation LLC,
              8.500% 10/01/21(b)..........................................         12,675
  145,000   Mirant Americas Generation LLC,
              9.125% 05/01/31(a)(b).......................................        122,525
  100,000   Mirant Revolving Credit Facility, (Citigroup),
              0.000% 01/15/05(b)(c)(f)(g).................................         57,750
  131,465   Mirant Revolving Credit Facility, (J.P. Morgan Chase &
              Company),
              0.000% 07/17/05(b)(c)(f)(g).................................        102,214
  208,333   NRG Energy, Inc.,
              1.070%** 06/23/10...........................................        212,500
  791,667   NRG Energy, Inc.,
              5.500%** 06/23/10...........................................        807,499
  210,000   NRG Energy, Inc.,
              8.000% 12/15/13@............................................        220,763

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
$ 135,000   Pacific Gas and Electric Company, Bank Debt A, (Goldman Sachs
              and Company),
              8.750%** 12/30/06(f)(g).....................................   $    135,675
  340,000   PG&E Corporation,
              6.875% 07/15/08@............................................        368,050
  540,000   PG&E National Energy Group, Inc.,
              10.375% 05/16/11(b).........................................        378,000
  285,000   PG&E Transmission Northwest,
              7.100% 06/01/05.............................................        288,563
  100,000   Reliant Resources, Inc.,
              9.250% 07/15/10@(a).........................................        106,000
   21,927   Salton Sea Funding, Series B,
              7.370% 05/30/05.............................................         22,640
  295,000   Southern California Edison Company,
              8.000% 02/15/07.............................................        337,406
  285,000   TECO Energy, Inc.,
              7.200% 05/01/11.............................................        296,400
  205,000   TECO Energy, Inc.,
              7.000% 05/01/12.............................................        211,150
  105,000   Tiverton/Rumford Power Association,
              9.000% 07/15/18@............................................         87,150
  140,000   Westar Energy, Inc.,
              6.875% 08/01/04.............................................        142,100
   80,000   Westar Energy, Inc.,
              7.875% 05/01/07.............................................         89,400
                                                                             ------------
                                                                                7,281,486
                                                                             ------------
            EXPLORATION AND PRODUCTION -- 2.8%
  135,000   Comstock Resources, Inc.,
              11.250% 05/01/07............................................        145,125
  130,000   Encore Acquisition Company,
              8.375% 06/15/12.............................................        140,725
  160,000   Energy Corporation of America, Series A,
              9.500% 05/15/07.............................................        128,000
  350,000   Forest Oil Corporation,
              8.000% 06/15/08.............................................        381,500
   25,000   Newfield Exploration Company,
              7.625% 03/01/11.............................................         27,875
   25,000   Newfield Exploration Company,
              8.375% 08/15/12.............................................         28,000
  130,000   Plains Exploration and Production Company, Series B,
              8.750% 07/01/12.............................................        142,838
  350,000   Stone Energy Corporation,
              8.250% 12/15/11.............................................        381,499
  105,000   Vintage Petroleum, Inc.,
              7.875% 05/15/11.............................................        110,775
  335,000   Vintage Petroleum, Inc.,
              8.250% 05/01/12.............................................        364,313
  345,000   Westport Resources Corporation,
              8.250% 11/01/11.............................................        379,500
                                                                             ------------
                                                                                2,230,150
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- 0.9%
$ 130,000   Dollar Financial Group, Inc.,
              9.750% 11/15/11@............................................   $    134,550
  355,000   Fremont General Corporation, Series B,
              7.875% 03/17/09.............................................        350,119
  435,000   The FINOVA Group Inc.,
              7.500% 11/15/09.............................................        261,000
                                                                             ------------
                                                                                  745,669
                                                                             ------------
            FOOD PRODUCTS -- 1.9%
  310,000   Chiquita Brands International, Inc.,
              10.560% 03/15/09............................................        343,325
   85,000   Herbalife International, Inc., Class A,
              11.750% 07/15/10............................................         99,025
  225,000   National Beef Packaging,
              10.500% 08/01/11@(a)........................................        231,750
  125,000   Seminis, Inc., Class A,
              10.250% 10/01/13@...........................................        134,375
  255,000   Swift & Company,
              10.125% 10/01/09(a).........................................        270,300
  395,000   Swift & Company,
              12.500% 01/01/10@(a)........................................        422,650
                                                                             ------------
                                                                                1,501,425
                                                                             ------------
            HEALTH SERVICES -- 3.0%
  220,000   AmeriPath, Inc.,
              10.500% 04/01/13............................................        234,300
  380,000   Express Scripts, Inc.,
              9.625% 06/15/09.............................................        408,500
  270,000   HCA Inc.,
              8.360% 04/15/24.............................................        303,368
  235,000   HCA Inc.,
              7.500% 11/15/95.............................................        225,070
  110,000   Manor Care, Inc.,
              7.500% 06/15/06.............................................        119,350
  183,280   QuadraMed Corporation,
              10.000% 04/01/08@...........................................        159,454
  440,000   Quintiles Transnational Corporation,
              10.000% 10/01/13@...........................................        475,199
   75,000   Team Health Inc., Series B,
              12.000% 03/15/09............................................         81,000
  180,000   Tenet Healthcare Corporation,
              6.875% 11/15/31.............................................        161,100
  189,000   Triad Hospitals, Inc., Series B,
              8.750% 05/01/09.............................................        204,829
                                                                             ------------
                                                                                2,372,170
                                                                             ------------
            HOUSEHOLD PRODUCTS -- 0.6%
  165,000   Foamex LP,
              10.750% 04/01/09............................................        157,163
  280,000   Jacuzzi Brands, Inc.,
              9.625% 07/01/10@............................................        308,000
                                                                             ------------
                                                                                  465,163
                                                                             ------------

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            INSURANCE -- 0.5%
$ 330,000   Crum & Forster,
              10.375% 06/15/13@(a)........................................   $    366,713
  645,000   Lumbermens Mutual Casualty,
              9.150% 07/01/26@(b).........................................         22,575
   30,000   Lumbermens Mutual Casualty,
              8.450% 12/01/97@(b).........................................          1,050
                                                                             ------------
                                                                                  390,338
                                                                             ------------
            LODGING AND RECREATION -- 3.0%
   85,000   Gaylord Entertainment Company,
              8.000% 11/15/13@............................................         89,675
   60,000   Hilton Hotels Corporation,
              7.625% 05/15/08.............................................         66,750
   60,000   Hilton Hotels Corporation,
              8.250% 02/15/11.............................................         69,150
  245,000   ITT Corporation,
              7.375% 11/15/15.............................................        262,150
   50,000   ITT Corporation,
              7.750% 11/15/25.............................................         50,250
  130,000   Jacobs Entertainment, Inc.,
              11.875% 02/01/09............................................        145,600
   50,000   Mandalay Resort Group,
              9.500% 08/01/08.............................................         58,375
  310,000   MGM Mirage Inc.,
              8.375% 02/01/11(a)..........................................        351,075
  195,000   Park Place Entertainment Corporation,
              7.875% 12/15/05.............................................        208,894
  400,000   Park Place Entertainment Corporation,
              8.875% 09/15/08.............................................        452,999
   37,000   President Casinos, Inc.,
              13.000% 09/15/04(b)(e)(f)...................................         17,575
  114,002   United Artists Theatre Circuit Inc., Series 1995-A,
              9.300% 07/01/15(e)(f).......................................        114,002
   50,000   Vail Resorts, Inc.,
              8.750% 05/15/09.............................................         52,750
  110,000   Vail Resorts, Inc.,
              8.750% 05/15/09.............................................        116,050
  230,000   Venetian Casino Resort LLC,
              11.000% 06/15/10............................................        266,800
   60,000   Wheeling Island Gaming Inc.,
              10.125% 12/15/09............................................         63,600
                                                                             ------------
                                                                                2,385,695
                                                                             ------------
            MEDICAL DEVICES AND SUPPLIES -- 1.1%
  204,000   DJ Orthopedics LLC,
              12.625% 06/15/09............................................        227,460
  320,000   Fisher Scientific International Inc.,
              8.125% 05/01/12.............................................        343,200
  210,000   Fisher Scientific International Inc.,
              8.000% 09/01/13.............................................        225,225
  115,000   National Nephrology Associates, Inc.,
              9.000% 11/01/11@............................................        120,463
                                                                             ------------
                                                                                  916,348
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            METALS AND MINING -- 1.2%
$ 445,000   Commonwealth Industries, Inc.,
              10.750% 10/01/06............................................   $    453,900
  200,000   JLG Industries, Inc.,
              8.250% 05/01/08.............................................        217,250
   75,000   Ormet Corporation,
              11.000% 08/15/08@(b)........................................         19,500
  250,000   UCAR Finance Inc.,
              10.250% 02/15/12............................................        287,500
                                                                             ------------
                                                                                  978,150
                                                                             ------------
            NATURAL GAS DISTRIBUTION -- 0.3%
  195,000   Star Gas Partner,
              10.250% 02/15/13............................................        212,550
                                                                             ------------
            NATURAL GAS PIPELINES -- 5.9%
  430,000   ANR Pipeline, Inc.,
              9.625% 11/01/21.............................................        511,162
  165,000   ANR Pipeline, Inc.,
              7.375% 02/15/24.............................................        166,650
  295,000   Dynegy Holdings Inc.,
              9.875% 07/15/10@............................................        331,875
  255,000   Dynegy Holdings Inc.,
              10.125% 07/15/13@...........................................        293,250
  280,000   EL Paso Corporation,
              7.000% 05/15/11(a)..........................................        258,300
   40,000   EL Paso Corporation,
              7.500% 11/15/26.............................................         38,000
  185,000   EL Paso Corporation,
              8.375% 06/15/32.............................................        189,070
  105,000   EL Paso Corporation, MTN,
              7.800% 08/01/31.............................................         89,381
  220,000   EL Paso Corporation, Series A,
              7.625% 08/01/10.............................................        226,050
  142,000   EL Paso Energy Partners, Series B,
              8.500% 06/01/11.............................................        159,750
  800,000   EL Paso Production Holding,
              7.750% 06/01/13@............................................        787,999
  154,000   GulfTerra Energy Partners, LP,
              10.625% 12/01/12............................................        190,960
  240,000   Northwest Pipelines Corporation,
              7.125% 12/01/25.............................................        243,000
   45,000   Southern Natural Gas Company,
              7.350% 02/15/31.............................................         44,438
  110,000   Tennessee Gas Pipeline Company,
              7.500% 04/01/17.............................................        113,575
  355,000   Tennessee Gas Pipeline Company,
              7.000% 10/15/28.............................................        337,250
  230,000   Tennessee Gas Pipeline Company,
              8.375% 06/15/32.............................................        244,088
  145,000   Tennessee Gas Pipeline Company,
              7.625% 04/01/37.............................................        142,825
  420,000   Transcontinental Gas Pipe Line Corporation,
              7.250% 12/01/26.............................................        430,500
   40,000   Transcontinental Gas Pipe Line Corporation, Series B,
              8.875% 07/15/12.............................................         47,300
                                                                             ------------
                                                                                4,845,423
                                                                             ------------

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.2%
$ 370,000   Avaya Inc.,
              11.125% 04/01/09............................................   $    432,900
  385,000   IPC Acquisition Corporation,
              11.500% 12/15/09............................................        419,650
  355,000   Lucent Technologies Inc.,
              7.250% 07/15/06(a)..........................................        360,325
  295,000   Lucent Technologies Inc.,
              5.500% 11/15/08(a)..........................................        274,350
   80,000   Lucent Technologies Inc.,
              6.500% 01/15/28.............................................         62,600
  310,000   Lucent Technologies Inc.,
              6.450% 03/15/29(a)..........................................        243,738
                                                                             ------------
                                                                                1,793,563
                                                                             ------------
            OIL REFINING AND MARKETING -- 0.3%
  190,000   Tesoro Petroleum Corporation,
              8.000% 04/15/08.............................................        201,875
                                                                             ------------
            OILFIELD SERVICES -- 0.9%
  105,000   Dresser, Inc.,
              9.375% 04/15/11.............................................        114,188
  115,000   Grant Prideco, Inc., Series B,
              9.625% 12/01/07.............................................        128,800
   65,000   Halliburton Company,
              8.750% 02/15/21.............................................         81,128
   75,000   Parker Drilling Company,
              9.625% 10/01/13@............................................         78,000
  215,000   Parker Drilling Company, Series B,
              10.125% 11/15/09(a).........................................        227,900
   52,000   Pride International, Inc.,
              9.375% 05/01/07(a)..........................................         53,560
                                                                             ------------
                                                                                  683,576
                                                                             ------------
            PACKAGING AND CONTAINERS -- 1.0%
   94,221   Owens Corning Bank Debt, (Goldman Sachs and Company),
              0.000%** 01/10/04(b)(c)(f)(g)...............................         66,897
  255,000   Owens-Brockway Glass Containers, Inc.,
              8.875% 02/15/09.............................................        279,543
   70,000   Owens-Brockway Glass Containers. Inc.,
              8.250% 05/15/13.............................................         75,163
  250,000   Owens-Illinois, Inc.,
              7.800% 05/15/18(a)..........................................        258,438
  120,000   Tekni-Plex, Inc.,
              8.750% 11/15/13@............................................        125,100
                                                                             ------------
                                                                                  805,141
                                                                             ------------
            PAPER AND FOREST PRODUCTS -- 3.3%
   95,000   Bowater Inc.,
              9.000% 08/01/09.............................................        105,385
  295,000   Fort James Corporation,
              6.625% 09/15/04.............................................        300,900
  155,000   Georgia-Pacific Corporation,
              8.875% 02/01/10.............................................        176,700

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            PAPER AND FOREST PRODUCTS -- (CONTINUED)
$  85,000   Georgia-Pacific Corporation,
              9.375% 02/01/13.............................................   $     97,750
  360,000   Georgia-Pacific Corporation,
              8.000% 01/15/24@............................................        367,199
  155,000   Georgia-Pacific Corporation,
              7.375% 12/01/25(a)..........................................        150,544
   85,000   Georgia-Pacific Corporation,
              7.250% 06/01/28.............................................         81,919
   15,000   Georgia-Pacific Corporation,
              7.750% 11/15/29.............................................         14,963
  390,000   Georgia-Pacific Corporation,
              8.875% 05/15/31.............................................        428,999
  625,000   Louisiana-Pacific Corporation,
              10.875% 11/15/08@...........................................        743,749
  115,000   Pope and Talbot, Inc.,
              8.375% 06/01/13.............................................        114,713
   45,000   Pope and Talbot, Inc.,
              8.375% 06/01/13.............................................         44,888
                                                                             ------------
                                                                                2,627,709
                                                                             ------------
            PHARMACEUTICALS -- 0.6%
  380,000   Caremark Rx, Inc.,
              7.375% 10/01/06.............................................        408,500
   60,000   Valeant Pharmaceuticals International,
              7.000% 12/15/11@............................................         61,800
                                                                             ------------
                                                                                  470,300
                                                                             ------------
            PUBLISHING AND ADVERTISING -- 2.3%
  235,000   American Color Graphics,
              10.000% 06/15/10@...........................................        240,875
   75,000   Garden State Newspapers, Inc.,
              8.625% 07/01/11.............................................         79,688
  156,895   Hollinger Participation Trust,
              12.125% 11/15/10@(d)........................................        186,313
  325,000   Houghton Mifflin Company,
              7.200% 03/15/11.............................................        348,968
  110,000   Medianews Group Inc.,
              6.875% 10/01/13@............................................        111,925
  210,000   Moore North America Finance,
              7.875% 01/15/11@............................................        237,825
  330,000   Morris Publishing,
              7.000% 08/01/13@............................................        334,949
  110,000   Phoenix Color Corporation,
              10.375% 02/01/09............................................         98,038
  130,000   Vertis Inc.,
              9.750% 04/01/09.............................................        141,213
   92,758   Ziff Davis Media Inc., Series B,
              12.000% 08/12/09............................................         88,236
                                                                             ------------
                                                                                1,868,030
                                                                             ------------
            REAL ESTATE -- 0.7%
  170,000   CB Richard Ellis Services Inc.,
              11.250% 06/15/11............................................        192,100
  195,000   CBRE Escrow Inc.,
              9.750% 05/15/10@............................................        216,451

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            REAL ESTATE -- (CONTINUED)
$  13,264   DR Structured Finance Corporation, Series A-1,
              7.600% 08/15/07.............................................   $      7,693
   58,974   DR Structured Finance Corporation, Series A-1,
              6.660% 08/15/10.............................................         34,205
   72,682   DR Structured Finance Corporation, Series A-2,
              8.375% 08/15/15.............................................         41,429
   19,251   DR Structured Finance Corporation, Series A-3,
              8.550% 08/15/19.............................................         10,973
   64,284   Kmart Corporation, Series 1995K-3,
              8.540% 01/02/15(b)..........................................         31,499
                                                                             ------------
                                                                                  534,350
                                                                             ------------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.0%
    5,000   Crescent Real Estate Equities LP,
              7.500% 09/15/07.............................................          5,225
  300,000   Crescent Real Estate Equities LP,
              9.250% 04/15/09.............................................        330,000
   90,000   Healthcare Realty Trust, Inc.,
              8.125% 05/01/11.............................................        103,063
  240,000   OMEGA Healthcare Investors, Inc.,
              6.950% 08/01/07.............................................        238,200
  100,000   Senior Housing Properties Trust,
              8.625% 01/15/12.............................................        109,000
                                                                             ------------
                                                                                  785,488
                                                                             ------------
            SEMICONDUCTORS -- 0.2%
  155,000   ON Semiconductor Corporation,
              12.000% 05/15/08............................................        180,188
                                                                             ------------
            SPECIALTY STORES -- 0.4%
  285,000   The Gap, Inc.,
              6.900% 09/15/07.............................................        314,569
                                                                             ------------
            STEEL -- 1.5%
  465,000   AK Steel Corporation,
              7.750% 06/15/12.............................................        397,575
  345,000   Allegheny Ludlum Corporation,
              6.950% 12/15/25.............................................        293,250
  170,000   Allegheny Technologies, Inc.,
              8.375% 12/15/11.............................................        166,600
  300,000   United States Steel LLC,
              10.750% 08/01/08............................................        351,000
                                                                             ------------
                                                                                1,208,425
                                                                             ------------
            TELECOMMUNICATIONS SERVICES -- 4.1%
   68,000   Alamosa Delaware Inc.,
              11.000% 07/31/10(a).........................................         73,780
  118,000   Alamosa Delaware Inc.,
              (0.000)% due 07/31/09
              12.000% beginning 07/31/05..................................        106,200
  125,000   COLO.COM,
              13.875% 03/15/10@(b)(e)(f)..................................          1,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$  53,585   Globix Corporation,
              11.000% 05/01/08@(d)(f).....................................   $     47,155
   40,825   GT Telecom Racers Notes Trust, Series A,
              0.000%** 06/30/08(b)(c)(e)(f)...............................              4
   29,175   GT Telecom Racers Notes Trust, Series B,
              0.000%** 06/30/08(b)(c)(e)(f)...............................              3
   81,000   Loral Cyberstar Inc.,
              10.000% 07/15/06(b).........................................         59,940
  169,961   NII Holdings Ltd.,
              (0.000)% due 11/01/09
              13.000% beginning 11/01/04(f)...............................        173,360
  205,000   Qwest Communications International Inc., Series B,
              7.500% 11/01/08.............................................        210,638
  350,000   Qwest Communications Term B,
              (Credit Suisse First Boston),
              6.950%** 06/30/10(f)(g).....................................        358,574
  110,000   Qwest Corporation,
              7.200% 11/01/04.............................................        112,475
   10,000   Qwest Corporation,
              5.625% 11/15/08(a)..........................................          9,900
  235,000   Qwest Corporation,
              8.875% 03/15/12@............................................        269,663
  220,000   Qwest Corporation,
              7.250% 09/15/25.............................................        220,000
  300,000   Qwest Corporation,
              8.875% 06/01/31.............................................        315,000
   11,180   Qwest Services Corporation, (Bear Stearns & Company Inc.),
              4.620%** 05/03/05(f)(g).....................................         11,129
  113,000   Qwest Services Corporation,
              13.000% 12/15/07@...........................................        132,775
  439,000   Qwest Services Corporation,
              13.500% 12/15/10@...........................................        533,384
  349,000   Qwest Services Corporation,
              14.000% 12/15/14@...........................................        444,102
  115,000   TSI Telecommunication Services Inc., Series B,
              12.750% 02/01/09............................................        126,213
  170,000   US Unwired Inc., Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04(a)...............................        123,250
                                                                             ------------
                                                                                3,328,795
                                                                             ------------
            TOBACCO -- 0.8%
  365,000   Commonwealth Brands, Inc.,
              9.750% 04/15/08@............................................        401,500
  200,000   Commonwealth Brands, Inc.,
              10.625% 09/01/08@...........................................        220,000
                                                                             ------------
                                                                                  621,500
                                                                             ------------
            UTILITIES -- MISCELLANEOUS -- 0.1%
   55,000   Sensus Metering Systems, Inc.,
              8.625% 12/15/13@............................................         56,444
                                                                             ------------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $50,167,988)..........................................     54,769,308
                                                                             ------------

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            FOREIGN BONDS AND NOTES -- 11.0%
            BROADCASTING AND CABLE -- 2.5%
$ 280,000   CanWest Media Inc., Series B,
              7.625% 04/15/13.............................................   $    306,600
  120,000   Quebecor Media Inc.,
              11.125% 07/15/11............................................        138,900
  315,000   Quebecor Media Inc.,
              (0.000)% due 07/15/11
              13.750% beginning 07/15/06..................................        277,594
   35,000   Rogers Cable Inc.,
              11.000% 12/01/15............................................         40,425
  365,000(h) Shaw Communications Inc.,
              7.500% 11/20/13.............................................        284,990
  145,000(i) Telenet Communication NV,
              9.000% 12/15/13@............................................        188,383
   85,000   Vivendi Universal S.A.,
              6.250% 07/15/08@(a).........................................         89,994
  510,000   Vivendi Universal S.A.,
              9.250% 04/15/10@............................................        604,349
                                                                             ------------
                                                                                1,931,235
                                                                             ------------
            CHEMICALS -- SPECIALTY -- 0.3%
   70,000   Acetex Corporation,
              10.875% 08/01/09@...........................................         77,700
  140,000   Acetex Corporation,
              10.875% 08/01/09............................................        155,400
                                                                             ------------
                                                                                  233,100
                                                                             ------------
            ELECTRIC POWER -- NON NUCLEAR -- 0.7%
  105,000   AES Drax Holdings Ltd., Series B,
              10.410% 12/31/20(b).........................................         90,825
  590,000   Calpine Canada Energy Finance,
              8.500% 05/01/08.............................................        470,525
                                                                             ------------
                                                                                  561,350
                                                                             ------------
            EXPLORATION AND PRODUCTION -- 0.2%
   54,000   Baytex Energy Ltd.,
              9.625% 07/15/10.............................................         56,970
  105,000   Compton Petroleum Corporation,
              9.900% 05/15/09.............................................        114,450
                                                                             ------------
                                                                                  171,420
                                                                             ------------
            FOOD PRODUCTS -- 0.5%
   75,000   Burns Philp Capital Property Ltd.,
              9.500% 11/15/10@............................................         81,375
  310,000   Burns Philp Capital Property Ltd.,
              10.750% 02/15/11@...........................................        337,900
   55,000(i) Parmalat Finance Corporation, BV,
              6.250% 02/07/05(b)..........................................         12,487
                                                                             ------------
                                                                                  431,762
                                                                             ------------
            INSURANCE -- 0.2%
  220,000   Fairfax Financial Holdings Limited,
              7.750% 07/15/37.............................................        190,300
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.7%
$  29,207   Marconi Corporation plc,
              8.000% 04/30/08@............................................   $     29,791
  140,000   Marconi Corporation plc,
              8.000% 04/30/08.............................................        142,100
   10,623   Marconi Corporation plc,
              10.000% 10/31/08@...........................................         11,685
  345,000   Nortel Networks Ltd.,
              6.125% 02/15/06.............................................        349,313
                                                                             ------------
                                                                                  532,889
                                                                             ------------
            OILFIELD SERVICES -- 0.5%
  240,000   J. Ray McDermott, SA,
              11.000% 12/15/13@...........................................        252,000
   43,360   Petroleum Geo-Services ASA,
              8.000% 11/05/06(a)..........................................         43,794
  129,387   Petroleum Geo-Services ASA,
              10.000% 11/05/10............................................        138,444
                                                                             ------------
                                                                                  434,238
                                                                             ------------
            PACKAGING AND CONTAINERS -- 2.2%
  660,000   Crown Cork & Seal Company, Inc.,
              7.000% 12/15/06(a)..........................................        674,849
  595,000   Crown Euro Holdings S.A.,
              9.500% 03/01/11.............................................        673,838
  315,000   Crown Euro Holdings S.A.,
              10.875% 03/01/13............................................        370,519
                                                                             ------------
                                                                                1,719,206
                                                                             ------------
            PAPER AND FOREST PRODUCTS -- 1.1%
  200,000   Abitibi-Consolidated Inc.,
              8.550% 08/01/10.............................................        222,720
  205,000   Abitibi-Consolidated Inc.,
              8.850% 08/01/30.............................................        221,610
  225,000   Doman Industries Ltd., Class A,
              12.000% 07/01/04(b).........................................        236,250
  225,000   Tembec Industries, Inc.,
              7.750% 03/15/12.............................................        223,875
                                                                             ------------
                                                                                  904,455
                                                                             ------------
            PUBLISHING AND ADVERTISING -- 0.7%
  270,000   Hollinger Inc.,
              11.875% 03/01/11@...........................................        293,288
  275,000   Sun Media Corporation,
              7.625% 02/15/13.............................................        294,250
                                                                             ------------
                                                                                  587,538
                                                                             ------------
            RAILROADS, TRUCKING AND SHIPPING -- 0.4%
  100,000   Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.,
              11.750% 06/15/09............................................        102,750
  155,000   Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.,
              12.500% 06/15/12............................................        176,700
   80,000   Sea Containers Ltd., Series B,
              7.875% 02/15/08.............................................         78,800
                                                                             ------------
                                                                                  358,250
                                                                             ------------

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            STEEL -- 0.4%
$ 311,000   Algoma Steel Inc.,
              11.000% 12/31/09(f).........................................   $    304,780
                                                                             ------------
            TELECOMMUNICATIONS SERVICES -- 0.6%
   75,000   360networks Inc.,
              13.000% 05/01/08(b).........................................              8
   57,411   Call-Net Enterprises, Inc.,
              10.625% 12/31/08............................................         57,196
  190,000   Millicom International Cellular SA,
              10.000% 12/01/13@...........................................        200,450
  185,000   Rogers Cantel Inc.,
              9.750% 06/01/16.............................................        222,924
                                                                             ------------
                                                                                  480,578
                                                                             ------------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $7,953,563)...........................................      8,841,101
                                                                             ------------
            FOREIGN CONVERTIBLE BONDS AND NOTES -- 1.4%
   35,000(h) Algoma Steel Inc.,
              1.000% 12/31/30(f)..........................................         31,500
  115,000(i) Colt Telecom Group plc,
              2.000% 03/29/06@............................................        156,660
  100,000(i) Colt Telecom Group plc,
              2.000% 12/16/06@............................................        137,487
  180,000(i) Colt Telecom Group plc,
              2.000% 04/03/07@............................................        245,207
   15,000(i) KPNQwest NV,
              10.000% 03/15/12(b)(d)......................................             47
  610,000   Nortel Networks Corporation,
              4.250% 09/01/08.............................................        577,213
                                                                             ------------
            TOTAL FOREIGN CONVERTIBLE BONDS AND NOTES
              (Cost $755,387).............................................      1,148,114
                                                                             ------------
            MORTGAGE-BACKED SECURITIES -- 0.0%+
              (Cost $51,234)
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.0%+
   88,102   Commercial Trust I, Series 1993-KA, Class A2,
              7.630% 12/15/13(b)..........................................         17,620
                                                                             ------------
            MUNICIPAL BONDS AND NOTES -- 0.5%
  125,000   Iowa, Tobacco Settlement Authority, Revenue, Series 2001B,
              5.300% 06/01/25.............................................        107,884
   70,000   Iowa, Tobacco Settlement Authority, Revenue, Series 2001B,
              5.600% 06/01/35.............................................         58,589
   20,000   New Jersey, Tobacco Settlement Financing Corporation, Revenue,
              Series 2002,
              6.000% 06/01/37.............................................         17,850

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- (CONTINUED)
$  55,000   New Jersey, Tobacco Settlement Financing Corporation, Revenue,
              Series 2003,
              6.375% 06/01/32.............................................   $     52,658
  120,000   New Jersey, Tobacco Settlement Financing Corporation, Revenue,
              Series 2003,
              6.250% 06/01/43.............................................        109,887
   60,000   Rhode Island, Tobacco Settlement Financing Corporation,
              Revenue,
              Series 2002A,
              6.250% 06/01/42.............................................         54,302
                                                                             ------------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $357,134).............................................        401,170
                                                                             ------------
 SHARES
---------
            PREFERRED STOCKS -- 0.5%
            BROADCASTING AND CABLE -- 0.1%
      600   Paxson Communications Corporation!!(d)........................         55,350
                                                                             ------------
            PUBLISHING AND ADVERTISING -- 0.0%+
       25   Ziff Davis Holdings Inc., Series E-1!!(f).....................            556
                                                                             ------------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.3%
    1,750   Sovereign REIT, Series A@.....................................        261,626
                                                                             ------------
            TELECOMMUNICATIONS SERVICES -- 0.1%
    3,477   NEON Communications, Inc.!!(e)(f).............................         39,116
      780   Rural Cellular Corporation, Series B!!(d).....................         61,035
                                                                             ------------
                                                                                  100,151
                                                                             ------------
            TOTAL PREFERRED STOCKS
              (Cost $308,022).............................................        417,683
                                                                             ------------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY OBLIGATIONS -- 1.1%
              (Cost $873,211)
            U.S. TREASURY BOND -- 1.1%
$ 850,000     5.375% 02/15/31(a)..........................................        886,424
                                                                             ------------

 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            WARRANTS -- 0.1%
   28,376   ACP Holding Company
              Expire 10/07/13!!@(f).......................................   $     13,904
      125   COLO.COM
              Expire 03/15/10!!@(f).......................................              1
   52,773   NEON Communications, Inc.
              Expire 12/02/12!!(e)(f).....................................            528
   17,391   NEON Communications, Inc., Class A
              Expire 12/02/12!!(e)(f).....................................         21,739
      105   Ono Finance plc
              Expire 03/16/11!!@(f).......................................              1
   28,658   Quadramed Corporation
              Expire 04/01/08!!...........................................         72,792
    4,730   Ziff Davis Holdings Inc.
              Expire 08/12/12!!(f)........................................             47
                                                                             ------------
            TOTAL WARRANTS
              (Cost $88,651)..............................................        109,012
                                                                             ------------
            INVESTMENT COMPANIES -- 23.9%
              (Cost $19,192,788)
19,192,788  Nations Cash Reserves, Capital Class Shares#..................     19,192,788
                                                                             ------------
            TOTAL INVESTMENTS
              (Cost $84,538,636*)...............................     113.3%    91,044,823
                                                                             ------------
            OTHER ASSETS AND LIABILITIES (NET)..................     (13.3)%
            Foreign currency (cost $154,659)..............................        167,659
            Unrealized appreciation on forward foreign exchange
              contracts...................................................              5
            Receivable for Fund shares sold...............................        305,918
            Dividends receivable..........................................          6,500
            Interest receivable...........................................      1,238,675
            Collateral on securities loaned...............................    (11,920,788)
            Payable for Fund shares redeemed..............................       (192,924)
            Investment advisory fee payable...............................        (36,540)
            Administration fee payable....................................        (15,304)
            Due to custodian..............................................         (5,088)
            Payable for investment securities purchased...................       (190,558)
            Accrued Trustees' fees and expenses...........................        (22,550)
            Accrued expenses and other liabilities........................        (62,696)
                                                                             ------------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................    (10,727,691)
                                                                             ------------
            NET ASSETS..........................................     100.0%  $ 80,317,132
                                                                             ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                                VALUE
-----------------------------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Distributions in excess of net investment income..............   $    (62,576)
            Accumulated net realized gain on investments sold and currency
              contracts...................................................        624,477
            Net unrealized appreciation of investments and currency
              contracts...................................................      6,503,966
            Paid-in capital...............................................     73,251,265
                                                                             ------------
            NET ASSETS....................................................   $ 80,317,132
                                                                             ============
            Net asset value per share
              ($80,317,132 / 7,715,853 shares of common stock
              outstanding)................................................         $10.41
                                                                             ============

---------------

 *Federal income tax information (see Note 9).

 **
  Variable rate note. The interest rate shown reflects the rate in effect at December 31, 2003.

***
  Zero coupon security. The rate shown reflects the yield to maturity at December 31, 2003.

 !!
  Non-income producing security.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 +Amount represents less than 0.1%.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $11,920,788.

(a)
  All or portion of security was on loan at December 31, 2003. The aggregate cost and market value of securities on loan at December 31, 2003, is $10,409,800 and $11,404,039, respectively.

(b)
  Issue in default.

(c)
  Issuer in bankruptcy.

(d)
  PIK ("Payment In Kind"). Interest or dividend payment is made with additional securities.

(e)
  Fair valued security.

 (f)
  Restricted and Illiquid security.

(g)
  Loan participation agreement. Participation interests were acquired through the financial institution indicated parenthetically.

(h)
  Principal amount denominated in Canadian Dollars.

 (i)
  Principal amount denominated in Euro.

ABBREVIATIONS:
ADR -- American Depository Receipt
MTN -- Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended December 31, 2003

                                                          INTERNATIONAL      INTERNATIONAL         FOCUSED             SMALL
                                                          OPPORTUNITIES          VALUE             EQUITIES           COMPANY
                                                            PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                          -----------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $41,519,
  $46,126, $18,118, $586, $628, $6,717, $192, $-,
  $2,309, $29 and $286, respectively)...................  $      389,811     $      481,605     $      957,052     $       92,508
Dividend income from affiliated funds...................           2,344              2,082              4,309             16,908
Interest................................................          16,865                  1             38,108                409
Securities lending......................................              --                 --              7,756              5,982
                                                          --------------     --------------     --------------     --------------
    Total investment income.............................         409,020            483,688          1,007,225            115,807
                                                          --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee.................................         222,958            180,619            949,899            217,355
Administration fee......................................          61,313             44,152            291,302             55,546
Transfer agent fees.....................................           6,629              4,927             30,475              3,874
Custodian fees..........................................          84,818              3,649             19,951              5,743
Trustees' fees and expenses.............................          18,752             18,751             18,752             18,752
Shareholder servicing and distribution fees.............          69,674             50,172            316,633             60,376
Legal and audit fees....................................          43,998             45,087             60,403             25,570
Printing expense........................................              --                 --                 --                 --
Amortization of organization costs......................             903                 --                903                903
Interest expense........................................              --                 93                 --                  3
Other...................................................           5,331              6,467              2,957                 --
                                                          --------------     --------------     --------------     --------------
    Total expenses......................................         514,376            353,917          1,691,275            388,122
Fees waived and expenses reimbursed by investment
  advisor and/or distributor............................        (109,966)          (104,493)          (316,633)           (92,068)
Fees reduced by credits allowed by the custodian........            (132)               (13)               (86)               (36)
                                                          --------------     --------------     --------------     --------------
    Net expenses........................................         404,278            249,411          1,374,556            296,018
                                                          --------------     --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)............................           4,742            234,277           (367,331)          (180,211)
                                                          --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.................................       1,925,272            (21,899)           (78,767)          (363,827)
  Foreign currency and other net assets.................        (120,983)              (393)          (157,120)                --
                                                          --------------     --------------     --------------     --------------
Net realized gain/(loss) on investments.................       1,804,289            (22,292)          (235,887)          (363,827)
                                                          --------------     --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities............................................       9,374,132          8,335,851         37,417,614          8,418,677
  Foreign currency and other net assets.................           5,184                (27)           (93,619)                --
                                                          --------------     --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...........................................       9,379,316          8,335,824         37,323,995          8,418,677
                                                          --------------     --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments...........................................      11,183,605          8,313,532         37,088,108          8,054,850
                                                          --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................  $   11,188,347     $    8,547,809     $   36,720,777     $    7,874,639
                                                          ==============     ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                         CAPITAL           MIDCAP                            ASSET          HIGH YIELD
     21ST CENTURY        GROWTH           GROWTH           GROWTH           VALUE          ALLOCATION          BOND
      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------



    $       34,786   $      517,629   $      132,221   $      121,302   $      760,842   $      138,430   $       37,166
               936            4,659            8,283           20,381           10,703           18,699           54,286
             2,147           31,150            1,779               --              570          191,417        5,130,159
               904            3,477              932               --              957              688           14,187
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            38,773          556,915          143,215          141,683          773,072          349,234        5,235,798
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

            56,317          526,597          101,254          156,277          203,238           95,663          314,779
            17,270          161,490           35,828           55,298           71,915           33,850          131,635
             1,852           16,841            3,115            6,173            7,823            3,745           14,651
             8,099           16,925            4,396            8,081            7,972           12,495           11,137
            18,752           18,752           18,752           18,746           18,752           18,752           18,641
            18,772          175,672           38,944           60,106           78,168           36,793          143,081
            29,957           49,311           29,313           40,594           42,006           34,260           54,368
                --            1,545               --            6,047            2,501           11,914           11,610
               920              903              903               --              903              903               --
                --               21               --               --               --               --               --
             2,670            4,487               --            4,036            3,993            4,068            2,015
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
           154,609          972,544          232,505          355,358          437,271          252,443          701,917

           (72,641)        (175,672)         (79,550)        (114,874)        (124,685)        (105,342)        (150,832)
               (21)             (10)              (3)             (58)             (32)             (30)             (18)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            81,947          796,862          152,952          240,426          312,554          147,071          551,067
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
           (43,174)        (239,947)          (9,737)         (98,743)         460,518          202,163        4,684,731
    --------------   --------------   --------------   --------------   --------------   --------------   --------------


         1,113,037         (396,600)         629,538         (765,322)         190,556           45,092        1,069,619
           (18,766)         (27,136)             128               --               --               --            1,111
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
         1,094,271         (423,736)         629,666         (765,322)         190,556           45,092        1,070,730
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

         1,963,648       19,473,639        2,915,112        7,170,594        8,786,385        2,504,822        9,429,836
           (12,129)         (21,750)          (4,689)              --               --               --           (2,221)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

         1,951,519       19,451,889        2,910,423        7,170,594        8,786,385        2,504,822        9,427,615
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

         3,045,790       19,028,153        3,540,089        6,405,272        8,976,941        2,549,914       10,498,345
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

    $    3,002,616   $   18,788,206   $    3,530,352   $    6,306,529   $    9,437,459   $    2,752,077   $   15,183,076
    ==============   ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                             INTERNATIONAL OPPORTUNITIES               INTERNATIONAL VALUE
                                                                      PORTFOLIO                             PORTFOLIO
                                                          ---------------------------------     ---------------------------------
                                                            YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                             12/31/03           12/31/02           12/31/03           12/31/02
                                                          -----------------------------------------------------------------------
Net investment income/(loss)............................  $        4,742     $       17,763     $      234,277     $      310,257
Net realized gain/(loss) on investments.................       1,804,289           (525,149)           (22,292)           254,495
Net change in unrealized appreciation/(depreciation) of
  investments...........................................       9,379,316           (372,545)         8,335,824         (4,330,666)
                                                          --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations............................................      11,188,347           (879,931)         8,547,809         (3,765,914)
Distributions to shareholders from net investment
  income................................................          (4,854)            (4,520)          (244,985)          (293,076)
Distributions to shareholders from paid in capital......              --                 --            (12,224)                --
Distributions to shareholders from net realized gain on
  investments...........................................              --                 --             (3,133)          (256,485)
Net increase/(decrease) in net assets from Fund share
  transactions..........................................      26,607,923          4,373,767         (3,497,739)        12,231,954
                                                          --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets...................      37,791,416          3,489,316          4,789,728          7,916,479
NET ASSETS:
Beginning of year.......................................      14,819,200         11,329,884         19,422,676         11,506,197
                                                          --------------     --------------     --------------     --------------
End of year.............................................  $   52,610,616     $   14,819,200     $   24,212,404     $   19,422,676
                                                          ==============     ==============     ==============     ==============
Undistributed net investment income/(accumulated net
  investment loss) at end of year.......................  $           --     $        4,962     $           --     $       18,074
                                                          ==============     ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

           FOCUSED EQUITIES                    SMALL COMPANY                     21ST CENTURY
               PORTFOLIO                         PORTFOLIO                         PORTFOLIO
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       12/31/03         12/31/02         12/31/03         12/31/02         12/31/03         12/31/02
-------------------------------------------------------------------------------------------------------
    $     (367,331)  $     (453,973)  $     (180,211)  $      (89,722)  $      (43,174)  $      (18,306)
          (235,887)      (7,703,652)        (363,827)        (991,286)       1,094,271         (325,635)

        37,323,995       (9,578,703)       8,418,677       (3,302,604)       1,951,519         (130,891)
    --------------   --------------   --------------   --------------   --------------   --------------

       36,720,777      (17,736,328)       7,874,639       (4,383,612)       3,002,616         (474,832)

                --               --               --               --               --               --
                --               --               --               --               --               --

                --               --               --          (13,203)              --               --

        23,859,517        2,512,933       11,101,455        8,106,055        2,384,762        1,176,086
    --------------   --------------   --------------   --------------   --------------   --------------
        60,580,294      (15,223,395)      18,976,094        3,709,240        5,387,378          701,254

       101,516,051      116,739,446       16,287,901       12,578,661        5,526,736        4,825,482
    --------------   --------------   --------------   --------------   --------------   --------------
    $  162,096,345   $  101,516,051   $   35,263,995   $   16,287,901   $   10,914,114   $    5,526,736
    ==============   ==============   ==============   ==============   ==============   ==============

    $            4   $           --   $           --   $           --   $      (17,410)  $          (52)
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                       GROWTH                            CAPITAL GROWTH
                                                                      PORTFOLIO                             PORTFOLIO
                                                          ---------------------------------     ---------------------------------
                                                            YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                             12/31/03           12/31/02           12/31/03           12/31/02
                                                          -----------------------------------------------------------------------
Net investment income/(loss)............................  $     (239,947)    $     (265,658)    $       (9,737)    $       10,620
Net realized gain/(loss) on investments.................        (423,736)        (5,902,010)           629,666         (4,541,634)
Net change in unrealized appreciation/(depreciation) of
  investments...........................................      19,451,889         (5,071,145)         2,910,423           (872,808)
                                                          --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations............................................      18,788,206        (11,238,813)         3,530,352         (5,403,822)
Distributions to shareholders from net investment
  income................................................              --                 --             (5,537)           (16,833)
Distributions to shareholders from net realized gain on
  investments...........................................              --                 --                 --                 --
Net increase/(decrease) in net assets from Fund share
  transactions..........................................      19,860,079         (4,363,811)         4,228,513           (438,973)
                                                          --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets...................      38,648,285        (15,602,624)         7,753,328         (5,859,628)
NET ASSETS:
Beginning of year.......................................      56,947,649         72,550,273         12,486,099         18,345,727
                                                          --------------     --------------     --------------     --------------
End of year.............................................  $   95,595,934     $   56,947,649     $   20,239,427     $   12,486,099
                                                          ==============     ==============     ==============     ==============
Undistributed net investment income/(accumulated net
  investment loss) at end of year.......................  $          248     $           --     $          129     $        5,504
                                                          ==============     ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

             MIDCAP GROWTH                         VALUE                       ASSET ALLOCATION
               PORTFOLIO                         PORTFOLIO                         PORTFOLIO
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       12/31/03         12/31/02         12/31/03         12/31/02         12/31/03         12/31/02
-------------------------------------------------------------------------------------------------------
    $      (98,743)  $      (26,709)  $      460,518   $      203,081   $      202,163   $      167,767
          (765,322)      (1,174,942)         190,556       (1,623,203)          45,092       (1,149,095)

         7,170,594       (1,422,200)       8,786,385       (2,109,751)       2,504,822         (469,219)
    --------------   --------------   --------------   --------------   --------------   --------------

         6,306,529       (2,623,851)       9,437,459       (3,529,873)       2,752,077       (1,450,547)

                --               --         (457,426)        (196,629)        (208,018)        (166,471)

                --               --               --               --               --               --

        19,592,011       11,705,397       20,746,414        9,307,816        5,590,932        2,167,770
    --------------   --------------   --------------   --------------   --------------   --------------
        25,898,540        9,081,546       29,726,447        5,581,314        8,134,991          550,752

        12,641,276        3,559,730       19,597,881       14,016,567       10,635,840       10,085,088
    --------------   --------------   --------------   --------------   --------------   --------------
    $   38,539,816   $   12,641,276   $   49,324,328   $   19,597,881   $   18,770,831   $   10,635,840
    ==============   ==============   ==============   ==============   ==============   ==============

    $           --   $           --   $           --   $        7,020   $           --   $        2,970
    ==============   ==============   ==============   ==============   ==============   ==============

             HIGH YIELD BOND
                PORTFOLIO
     -------------------------------
       YEAR ENDED       YEAR ENDED
        12/31/03         12/31/02
---  -------------------------------
     $    4,684,731   $    2,296,770
          1,070,730         (204,589)

          9,427,615       (1,350,162)
     --------------   --------------

         15,183,076          742,019

         (4,803,136)      (2,388,785)

            (79,450)              --

         34,663,032       19,724,013
     --------------   --------------
         44,963,522       18,077,247

         35,353,610       17,276,363
     --------------   --------------
     $   80,317,132   $   35,353,610
     ==============   ==============

     $      (62,576)  $      (75,336)
     ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                              YEAR ENDED                      YEAR ENDED
                                                          DECEMBER 31, 2003               DECEMBER 31, 2002
                                                      --------------------------      --------------------------
                                                        SHARES        DOLLARS           SHARES        DOLLARS
                                                      ----------------------------------------------------------
                                                       3,010,336    $ 34,193,935         644,302    $  6,422,328
Sold................................................
                                                             414           4,854             474           4,520
Issued as reinvestment of dividends.................
                                                        (663,040)     (7,590,866)       (196,803)     (2,053,081)
Repurchased.........................................
                                                      ----------    ------------      ----------    ------------
                                                       2,347,710    $ 26,607,923         447,973    $  4,373,767
Net increase/(decrease).............................
                                                      ==========    ============      ==========    ============

                                                                    INTERNATIONAL VALUE PORTFOLIO
                                                              YEAR ENDED                      YEAR ENDED
                                                          DECEMBER 31, 2003               DECEMBER 31, 2002
                                                      --------------------------      --------------------------
                                                        SHARES        DOLLARS           SHARES        DOLLARS
                                                      ----------------------------------------------------------
                                                          65,477    $    465,073       1,888,271    $ 15,418,628
Sold................................................
                                                          25,719         260,342          81,427         549,561
Issued as reinvestment of dividends.................
                                                        (564,472)     (4,223,154)       (505,453)     (3,736,235)
Repurchased.........................................
                                                      ----------    ------------      ----------    ------------
                                                        (473,276)   $ (3,497,739)      1,464,245    $ 12,231,954
Net increase/(decrease).............................
                                                      ==========    ============      ==========    ============

                                                                      FOCUSED EQUITIES PORTFOLIO
                                                              YEAR ENDED                      YEAR ENDED
                                                          DECEMBER 31, 2003               DECEMBER 31, 2002
                                                      --------------------------      --------------------------
                                                        SHARES        DOLLARS           SHARES        DOLLARS
                                                      ----------------------------------------------------------
                                                       3,048,317    $ 39,359,068       1,935,374    $ 24,407,029
Sold................................................
                                                              --              --              --              --
Issued as reinvestment of dividends.................
                                                      (1,272,775)    (15,499,551)     (1,721,976)    (21,894,096)
Repurchased.........................................
                                                      ----------    ------------      ----------    ------------
                                                       1,775,542    $ 23,859,517         213,398    $  2,512,933
Net increase/(decrease).............................
                                                      ==========    ============      ==========    ============

                                                                       SMALL COMPANY PORTFOLIO
                                                              YEAR ENDED                      YEAR ENDED
                                                          DECEMBER 31, 2003               DECEMBER 31, 2002
                                                      --------------------------      --------------------------
                                                        SHARES        DOLLARS           SHARES        DOLLARS
                                                      ----------------------------------------------------------
                                                       1,798,120    $ 14,261,127       1,231,272    $  9,974,637
Sold................................................
                                                              --              --           1,779          13,203
Issued as reinvestment of dividends.................
                                                        (423,118)     (3,159,672)       (248,712)     (1,881,785)
Repurchased.........................................
                                                      ----------    ------------      ----------    ------------
                                                       1,375,002    $ 11,101,455         984,339    $  8,106,055
Net increase/(decrease).............................
                                                      ==========    ============      ==========    ============

                                                                        21ST CENTURY PORTFOLIO
                                                              YEAR ENDED                      YEAR ENDED
                                                          DECEMBER 31, 2003               DECEMBER 31, 2002
                                                      --------------------------      --------------------------
                                                        SHARES        DOLLARS           SHARES        DOLLARS
                                                      ----------------------------------------------------------
                                                         557,672    $  3,999,050         557,168    $  3,382,754
Sold................................................
                                                              --              --              --              --
Issued as reinvestment of dividends.................
                                                        (241,539)     (1,614,288)       (364,272)     (2,206,668)
Repurchased.........................................
                                                      ----------    ------------      ----------    ------------
                                                         316,133    $  2,384,762         192,896    $  1,176,086
Net increase/(decrease).............................
                                                      ==========    ============      ==========    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           GROWTH PORTFOLIO
                                                              YEAR ENDED                      YEAR ENDED
                                                          DECEMBER 31, 2003               DECEMBER 31, 2002
                                                      --------------------------      --------------------------
                                                        SHARES        DOLLARS           SHARES        DOLLARS
                                                      ----------------------------------------------------------
                                                       2,353,806    $ 30,860,974         885,766    $ 11,077,534
Sold................................................
                                                              --              --              --              --
Issued as reinvestment of dividends.................
                                                        (909,267)    (11,000,895)     (1,233,283)    (15,441,345)
Repurchased.........................................
                                                      ----------    ------------      ----------    ------------
                                                       1,444,539    $ 19,860,079        (347,517)   $ (4,363,811)
Net increase/(decrease).............................
                                                      ==========    ============      ==========    ============

                                                                       CAPITAL GROWTH PORTFOLIO
                                                              YEAR ENDED                      YEAR ENDED
                                                          DECEMBER 31, 2003               DECEMBER 31, 2002
                                                      --------------------------      --------------------------
                                                        SHARES        DOLLARS           SHARES        DOLLARS
                                                      ----------------------------------------------------------
                                                         997,872    $  7,766,962         378,133    $  2,887,275
Sold................................................
                                                             678           5,537           2,334          16,833
Issued as reinvestment of dividends.................
                                                        (465,493)     (3,543,986)       (427,026)     (3,343,081)
Repurchased.........................................
                                                      ----------    ------------      ----------    ------------
                                                         533,057    $  4,228,513         (46,559)   $   (438,973)
Net increase/(decrease).............................
                                                      ==========    ============      ==========    ============

                                                                       MIDCAP GROWTH PORTFOLIO
                                                              YEAR ENDED                      YEAR ENDED
                                                          DECEMBER 31, 2003               DECEMBER 31, 2002
                                                      --------------------------      --------------------------
                                                        SHARES        DOLLARS           SHARES        DOLLARS
                                                      ----------------------------------------------------------
                                                       3,520,714    $ 21,744,004       2,121,733    $ 13,322,240
Sold................................................
                                                              --              --              --              --
Issued as reinvestment of dividends.................
                                                        (360,498)     (2,151,993)       (274,831)     (1,616,843)
Repurchased.........................................
                                                      ----------    ------------      ----------    ------------
                                                       3,160,216    $ 19,592,011       1,846,902    $ 11,705,397
Net increase/(decrease).............................
                                                      ==========    ============      ==========    ============

                                                                           VALUE PORTFOLIO
                                                              YEAR ENDED                      YEAR ENDED
                                                          DECEMBER 31, 2003               DECEMBER 31, 2002
                                                      --------------------------      --------------------------
                                                        SHARES        DOLLARS           SHARES        DOLLARS
                                                      ----------------------------------------------------------
                                                       2,626,095    $ 23,556,397       1,526,476    $ 13,643,237
Sold................................................
                                                          43,685         457,426          24,283         196,629
Issued as reinvestment of dividends.................
                                                        (382,608)     (3,267,409)       (495,040)     (4,532,050)
Repurchased.........................................
                                                      ----------    ------------      ----------    ------------
                                                       2,287,172    $ 20,746,414       1,055,719    $  9,307,816
Net increase/(decrease).............................
                                                      ==========    ============      ==========    ============

                                                                      ASSET ALLOCATION PORTFOLIO
                                                              YEAR ENDED                      YEAR ENDED
                                                          DECEMBER 31, 2003               DECEMBER 31, 2002
                                                      --------------------------      --------------------------
                                                        SHARES        DOLLARS           SHARES        DOLLARS
                                                      ----------------------------------------------------------
                                                         965,556    $  8,193,181         589,978    $  5,040,512
Sold................................................
                                                          21,984         208,018          20,778         166,471
Issued as reinvestment of dividends.................
                                                        (329,729)     (2,810,267)       (354,856)     (3,039,213)
Repurchased.........................................
                                                      ----------    ------------      ----------    ------------
                                                         657,811    $  5,590,932         255,900    $  2,167,770
Net increase/(decrease).............................
                                                      ==========    ============      ==========    ============

                                                                      HIGH YIELD BOND PORTFOLIO
                                                              YEAR ENDED                      YEAR ENDED
                                                          DECEMBER 31, 2003               DECEMBER 31, 2002
                                                      --------------------------      --------------------------
                                                        SHARES        DOLLARS           SHARES        DOLLARS
                                                      ----------------------------------------------------------
                                                       4,088,921    $ 39,913,948       2,375,310    $ 20,983,295
Sold................................................
                                                         469,479       4,882,586         283,374       2,388,785
Issued as reinvestment of dividends.................
                                                      (1,028,357)    (10,133,502)       (421,679)     (3,648,067)
Repurchased.........................................
                                                      ----------    ------------      ----------    ------------
                                                       3,530,043    $ 34,663,032       2,237,005    $ 19,724,013
Net increase/(decrease).............................
                                                      ==========    ============      ==========    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Year ended 12/31/2003#....................   $ 9.67        $ 0.00***        $ 3.89           $ 3.89          $(0.00)***
Year ended 12/31/2002#....................    10.44          0.02            (0.79)           (0.77)          (0.00)***
Year ended 12/31/2001#....................    12.17          0.06            (1.77)           (1.71)          (0.02)
Year ended 12/31/2000.....................    14.35          0.02            (1.99)           (1.97)          (0.02)
Year ended 12/31/1999#....................    10.28          0.06             4.35             4.41           (0.05)
INTERNATIONAL VALUE PORTFOLIO
Year ended 12/31/2003#....................   $ 6.85        $ 0.09           $ 3.42           $ 3.51          $(0.10)
Year ended 12/31/2002#....................     8.40          0.14            (1.49)           (1.35)          (0.11)
Year ended 12/31/2001#....................     9.43          0.11            (1.05)           (0.94)          (0.05)
Period ended 12/31/2000**.................    10.00          0.04            (0.57)           (0.53)          (0.04)
FOCUSED EQUITIES PORTFOLIO
Year ended 12/31/2003#....................   $11.39        $(0.04)          $ 3.81           $ 3.77          $   --
Year ended 12/31/2002#....................    13.42         (0.05)           (1.98)           (2.03)             --
Year ended 12/31/2001#....................    16.31         (0.01)           (2.88)           (2.89)             --
Year ended 12/31/2000#....................    19.71          0.01            (3.09)           (3.08)          (0.01)
Year ended 12/31/1999#....................    13.00         (0.03)            6.90             6.87              --
SMALL COMPANY PORTFOLIO
Year ended 12/31/2003#....................   $ 7.15        $(0.06)          $ 2.56           $ 2.50          $   --
Year ended 12/31/2002#....................     9.72         (0.05)           (2.51)           (2.56)             --
Year ended 12/31/2001#....................     9.39         (0.03)            0.40             0.37              --
Year ended 12/31/2000#....................     9.55          0.03             1.03             1.06           (0.44)
Year ended 12/31/1999#....................     9.03          0.01             0.52             0.53           (0.01)
21ST CENTURY PORTFOLIO
Year ended 12/31/2003#....................   $ 5.71        $(0.04)          $ 2.83           $ 2.79          $   --
Year ended 12/31/2002#....................     6.22         (0.02)           (0.49)           (0.51)             --
Year ended 12/31/2001#....................     8.47         (0.03)           (2.22)           (2.25)             --
Year ended 12/31/2000.....................    11.63         (0.03)           (3.13)           (3.16)             --
Year ended 12/31/1999#....................    10.62          0.02             1.02             1.04           (0.03)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                            CAPITAL GAINS
                                            -------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Year ended 12/31/2003#....................     $   --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................      (0.00)***
Year ended 12/31/2000.....................      (0.19)
Year ended 12/31/1999#....................      (0.29)
INTERNATIONAL VALUE PORTFOLIO
Year ended 12/31/2003#....................     $(0.00)***
Year ended 12/31/2002#....................      (0.09)
Year ended 12/31/2001#....................      (0.04)
Period ended 12/31/2000**.................         --
FOCUSED EQUITIES PORTFOLIO
Year ended 12/31/2003#....................     $   --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000#....................      (0.31)
Year ended 12/31/1999#....................      (0.16)
SMALL COMPANY PORTFOLIO
Year ended 12/31/2003#....................     $   --
Year ended 12/31/2002#....................      (0.01)
Year ended 12/31/2001#....................      (0.04)
Year ended 12/31/2000#....................      (0.44)
Year ended 12/31/1999#....................         --
21ST CENTURY PORTFOLIO
Year ended 12/31/2003#....................     $   --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000.....................         --
Year ended 12/31/1999#....................         --

---------------

 ** International Value Portfolio commenced operations on July 7, 2000.

 ***Amount represents less than $0.01 per share.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                     RATIO OF         RATIO OF                      RATIO OF
                    TOTAL       NET ASSET              NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
DISTRIBUTIONS     DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
  FROM PAID          AND         END OF      TOTAL       PERIOD       AVERAGE         AVERAGE        TURNOVER        AVERAGE
 IN CAPITAL     DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS       NET ASSETS        RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------

   $   --          $(0.00)***    $13.56       40.25%    $ 52,611       1.45%(a)         0.02%           147%          1.84%(a)
       --           (0.00)***      9.67       (7.35)      14,819       1.25(a)(b)       0.15            175           2.29(a)
       --           (0.02)        10.44      (13.98)      11,330       1.25(a)(b)       0.57            304           2.52(a)
       --           (0.21)        12.17      (13.81)      13,937       1.25             0.20             30           2.20
       --           (0.34)        14.35       43.05        5,898       1.25             0.43             24           2.64

   $(0.01)         $(0.11)       $10.25       51.28%    $ 24,212       1.24%(a)(b)       1.17%           10%          1.76%(a)
       --           (0.20)         6.85      (16.04)      19,423       1.25(a)          1.74             15           1.81(a)
       --           (0.09)         8.40       (9.87)      11,506       1.25             1.25             10           3.04
       --           (0.04)         9.43       (5.35)       2,122      1.25+             1.32+             2           7.59+(a)

   $   --          $   --        $15.16       33.10%    $162,096       1.08%(a)        (0.29)%           76%          1.33%(a)
       --              --         11.39      (15.13)     101,516       1.09(a)(b)      (0.41)           119           1.35(a)
       --              --         13.42      (17.72)     116,739       1.10(a)         (0.08)           128           1.38(a)
       --           (0.32)##      16.31      (15.82)     148,714       1.10(a)(b)       0.06            141           1.36(a)
       --           (0.16)        19.71       53.28      113,115       1.10(a)         (0.17)           134           1.38(a)

   $   --          $   --        $ 9.65       34.96%    $ 35,264       1.23%(a)(b)      (0.75)%          57%          1.61%(a)
       --           (0.01)         7.15      (26.37)      16,288       1.25(a)         (0.64)            48           1.92(a)
       --           (0.04)         9.72        3.93       12,579       1.07(a)(b)      (0.31)            70           2.14(a)
    (0.34)          (1.22)         9.39       10.84        9,328       0.68(a)          0.31             94           1.92(a)
       --           (0.01)         9.55        5.92        7,187       0.75             0.14             55           1.21

   $   --          $   --        $ 8.50       48.86%    $ 10,914       1.09%(a)        (0.57)%          206%          2.06%(a)
       --              --          5.71       (8.20)       5,527       1.10(a)         (0.36)           352           2.55(a)
       --              --          6.22      (26.56)       4,825       1.07(a)         (0.42)           373           3.45(a)
       --              --          8.47      (27.17)       5,107       1.00(a)         (0.25)           140           2.25(a)
       --           (0.03)        11.63        9.75        7,684       1.00(a)(b)       0.22             50           1.81(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
GROWTH PORTFOLIO
Year ended 12/31/2003#....................   $11.28        $(0.04)          $ 3.49           $ 3.45          $   --
Year ended 12/31/2002#....................    13.45         (0.05)           (2.12)           (2.17)             --
Year ended 12/31/2001#....................    16.33         (0.02)           (2.86)           (2.88)          (0.00)***
Year ended 12/31/2000#....................    18.86          0.00***         (2.34)           (2.34)          (0.00)***
Year ended 12/31/1999#....................    12.16         (0.03)            6.73             6.70              --
CAPITAL GROWTH PORTFOLIO
Year ended 12/31/2003#....................   $ 7.04        $(0.00)***       $ 1.73           $ 1.73          $(0.00)***
Year ended 12/31/2002#....................    10.08          0.01            (3.04)           (3.03)          (0.01)
Year ended 12/31/2001#....................    11.46          0.02            (1.38)           (1.36)          (0.02)
Year ended 12/31/2000.....................    13.03          0.07            (1.57)           (1.50)          (0.07)
Year ended 12/31/1999#....................    11.06          0.08             1.95             2.03           (0.06)
MIDCAP GROWTH PORTFOLIO
Year ended 12/31/2003#....................   $ 5.57        $(0.03)          $ 1.56           $ 1.53          $   --
Year ended 12/31/2002#....................     8.44         (0.02)           (2.85)           (2.87)             --
Period ended 12/31/2001**#................    10.00         (0.02)           (1.54)           (1.56)             --
VALUE PORTFOLIO
Year ended 12/31/2003#....................   $ 8.15        $ 0.13           $ 2.33           $ 2.46          $(0.10)
Year ended 12/31/2002#....................    10.39          0.12            (2.27)           (2.15)          (0.09)
Year ended 12/31/2001#....................    11.29          0.10            (0.91)           (0.81)          (0.09)
Year ended 12/31/2000#....................    10.61          0.12             0.67             0.79           (0.11)
Year ended 12/31/1999#....................    10.41          0.07             0.19             0.26           (0.06)
ASSET ALLOCATION PORTFOLIO
Year ended 12/31/2003#....................   $ 8.05        $ 0.12           $ 1.42           $ 1.54          $(0.11)
Year ended 12/31/2002#....................     9.46          0.15            (1.43)           (1.28)          (0.13)
Year ended 12/31/2001#....................    10.13          0.22            (0.70)           (0.48)          (0.19)
Year ended 12/31/2000.....................     9.65          0.31             0.48             0.79           (0.31)
Year ended 12/31/1999#....................     9.68          0.20            (0.06)            0.14           (0.17)
HIGH YIELD BOND PORTFOLIO
Year ended 12/31/2003#....................   $ 8.45        $ 0.81           $ 1.83           $ 2.64          $(0.67)
Year ended 12/31/2002#....................     8.87          0.80            (0.61)            0.19           (0.61)
Year ended 12/31/2001#....................     8.96          1.07            (0.33)            0.74           (0.83)
Period ended 12/31/2000**.................    10.00          0.50            (1.03)           (0.53)          (0.51)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                            CAPITAL GAINS
                                            -------------
GROWTH PORTFOLIO
Year ended 12/31/2003#....................     $   --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000#....................      (0.19)
Year ended 12/31/1999#....................         --
CAPITAL GROWTH PORTFOLIO
Year ended 12/31/2003#....................     $   --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000.....................         --
Year ended 12/31/1999#....................         --
MIDCAP GROWTH PORTFOLIO
Year ended 12/31/2003#....................     $   --
Year ended 12/31/2002#....................         --
Period ended 12/31/2001**#................         --
VALUE PORTFOLIO
Year ended 12/31/2003#....................     $   --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000#....................         --
Year ended 12/31/1999#....................         --
ASSET ALLOCATION PORTFOLIO
Year ended 12/31/2003#....................     $   --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000.....................         --
Year ended 12/31/1999#....................         --
HIGH YIELD BOND PORTFOLIO
Year ended 12/31/2003#....................     $(0.01)
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Period ended 12/31/2000**.................         --

---------------
 ** High Yield Bond Portfolio and MidCap Growth Portfolio commenced operations on July 7, 2000 and May 1, 2001, respectively.
 ***Amount represents less than $0.01 per share.
 +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
 # Per share net investment income/(loss) has been calculated using the monthly average shares method.
 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 ---------------
                                                     RATIO OF         RATIO OF                      RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD       AVERAGE         AVERAGE        TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS       NET ASSETS        RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------

   $   --        $14.73       30.59%    $95,596        1.13%(a)(b)      (0.34)%          83%          1.38%(a)
       --         11.28      (16.13)     56,948        1.14(a)(b)      (0.40)           107           1.42(a)
    (0.00)***     13.45      (17.63)     72,550        1.10(a)         (0.14)           113           1.43(a)
    (0.19)        16.33      (12.42)     90,791        1.10(a)(b)       0.01            122           1.39(a)
       --         18.86       55.10      64,049        1.10(a)         (0.20)           110           1.41(a)

   $(0.00)***    $ 8.77       24.62%    $20,239        0.98%(a)        (0.06)%          163%          1.49%(a)
    (0.01)         7.04      (30.06)     12,486        1.00(a)(b)       0.07            153           1.61(a)
    (0.02)        10.08      (11.91)     18,346        0.89(a)(b)       0.17            167           1.51(a)
    (0.07)        11.46      (11.51)     22,542        0.75(a)          0.63             80           1.28(a)
    (0.06)        13.03       18.27      20,680        0.75(a)          0.64             76           1.07(a)

   $   --        $ 7.10       27.47%    $38,540        1.00%(a)        (0.41)%           56%          1.48%(a)
       --          5.57      (34.00)     12,641        1.00(a)         (0.38)            49           2.02(a)
       --          8.44      (15.60)      3,560        1.00+(a)        (0.19)+           20           5.73+(a)

   $(0.10)       $10.51       30.17%    $49,324        1.00%(a)         1.47%            55%          1.40%(a)
    (0.09)         8.15      (20.73)     19,598        1.00(a)(b)       1.30             89           1.59(a)
    (0.09)        10.39       (7.20)     14,017        1.00(a)          1.00            168           2.00(a)
    (0.11)        11.29        7.47      11,073        1.00(a)(b)       1.12            174           1.87(a)
    (0.06)        10.61        2.50      10,645        1.00(a)          0.67             82           1.68(a)

   $(0.11)       $ 9.48       19.09%    $18,771        1.00%(a)         1.37%           262%          1.71%(a)
    (0.13)         8.05      (13.54)     10,636        1.00(a)          1.72            372           1.97(a)
    (0.19)         9.46       (4.72)     10,085        1.00(a)          2.31            273           2.34(a)
    (0.31)        10.13        8.14       7,321        1.00(a)          3.38            210           2.21(a)
    (0.17)         9.65        1.44       6,548        1.00(a)          2.01             75           1.79(a)

   $(0.68)       $10.41       31.20%    $80,317        0.96%(a)         8.18%            43%          1.23%(a)
    (0.61)         8.45        2.18      35,354        1.00(a)          9.19             62           1.44(a)
    (0.83)         8.87        8.32      17,276        1.00(a)         11.43             64           2.13(a)
    (0.51)         8.96       (5.34)      9,843       1.00+           10.68+             74          1.78+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS                            DECEMBER 31, 2003


Nations Separate Account Trust (the "Trust"), was organized as a Delaware business trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company whose shares are offered in the following eleven portfolios: Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio, Nations Capital Growth Portfolio (see Note 12), Nations MidCap Growth Portfolio, Nations Value Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio (individually, a "Portfolio", collectively the "Portfolios"). International Value Portfolio is no longer accepting new investments from current or prospective investors. Shares of the Portfolio may only be purchased through reinvestment of distributions by the Portfolio. The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. The investment objective of each Portfolio follows:

International Opportunities  --    Seeks long-term growth of capital.
International Value          --    Seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.
Focused Equities             --    Seeks long-term growth of capital.
Small Company                --    Seeks long-term capital growth by investing primarily in
                                   equity securities.
21st Century                 --    Seeks long-term growth of capital.
Growth                       --    Seeks long-term growth of capital.
Capital Growth               --    Seeks long-term growth of capital.
MidCap Growth                --    Seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term
                                   earnings growth prospects.
Value                        --    Seeks growth of capital by investing in companies that are believed to be undervalued.
Asset Allocation             --    Seeks to obtain long-term growth from capital appreciation, and dividend and interest income.
High Yield Bond              --    Seeks maximum income by investing in a diversified portfolio of high yield debt securities.

Certain Portfolios invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The High Yield Bond Portfolio principally invests in high yield securities (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the current bid and asked prices. Securities which are primarily traded on foreign securities exchanges are valued at the last available sale price on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Certain securities may be valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2003


Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the Portfolio's prospectus.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees.

Futures contracts: All Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract. At December 31, 2003, the Portfolios had no open futures contracts.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of net assets. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2003


The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

When-issued/delayed-delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time the Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized losses on the underlying securities purchased and any unrealized gains on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and losses are recorded and reported in the same manner.

Loan Participations and Commitments: The High Yield Bond Portfolio may invest in Loan Participations. When the Portfolio purchases a Loan Participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such Participations ("Selling Participant"), but not the Borrower. As a result, the Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants"). The Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually by the Portfolios (except High Yield
Bond). The Portfolios may, however, declare and pay distributions from net investment income more frequently. High Yield Bond Portfolio declares and pays dividends monthly. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio. The Portfolios, with the exception of International Value, MidCap Growth and High Yield Bond, bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations. All such costs have been fully amortized.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") dated January 1, 2003 with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Portfolios. Under

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2003


the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each
Portfolio:

PORTFOLIO                                                     ANNUAL RATE
-------------------------------------------------------------------------
International Value, Small Company..........................     0.90%
International Opportunities.................................     0.80%
Focused Equities, 21st Century, Growth......................     0.75%
Capital Growth, MidCap Growth, Value, Asset Allocation......     0.65%
High Yield Bond.............................................     0.55%

Effective January 1, 2003, BACAP serves as adviser to the Portfolios without a sub-adviser, excluding International Opportunities, Focused Equities, 21st Century, Growth, International Value and High Yield Bond Portfolio.

The Trust has, on behalf of the International Opportunities, Focused Equities, 21st Century and Growth Portfolios, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of each Portfolio's average daily net assets. Effective October 1, 2003, Capital Growth Portfolio entered into a sub-advisory agreement with Marsico to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.35% of the Portfolio's average daily net assets. Prior to October 1, 2003, Capital Growth Portfolio did not have a sub-adviser.

The Trust has, on behalf of the International Value Portfolio, entered into a sub-advisory agreement with BACAP and Brandes Investment Partners, LLC ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.50% of the Portfolio's average daily net assets.

The Trust has, on behalf of the High Yield Bond Portfolio, entered into a sub-advisory agreement with BACAP and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.40% of the Portfolio's average daily net assets up to and including $100 million; 0.375% over $100 million and up to and including $200 million and 0.35% in excess of $200 million.

Effective January 1, 2003, BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Portfolios. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Opportunities and International Value Portfolios and 0.23% of the average daily net assets of all other Portfolios of the Trust. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BACAP Distributors. For the year ended December 31, 2003, BACAP Distributors earned 0.17% of the Portfolio's average daily net assets (net of waivers and sub-administration fees) for its administration services.

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Portfolio. During the year ended December 31, 2003 and until April 30, 2004, BACAP has agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the Capital Growth Portfolio, MidCap Growth Portfolio, Value Portfolio, Asset Allocation Portfolio and High Yield Bond Portfolio, 1.10% for the 21st Century Portfolio, 1.25% for International Value Portfolio and Small Company Portfolio, and 1.50% (including shareholder servicing and distribution fees) for International Opportunities Portfolio.

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares.

BNY serves as the custodian of the Trust's assets. For the year ended December 31, 2003, expenses of the Trust were reduced by $439 under expense offset arrangements with BNY. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

BACAP Distributors serves as distributor of the Portfolios' shares.

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2003


For the year ended December 31, 2003, the following Portfolios paid commissions to certain affiliates of BACAP in connection with the execution of various portfolio transactions:

PORTFOLIO                                                     COMMISSIONS
-------------------------------------------------------------------------
Small Company...............................................    $  155
21st Century................................................       762
Value.......................................................     7,280
Asset Allocation............................................     2,173

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or Officer of the Trust.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no portfolios are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BACAP. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses "in each Portfolio's Statement of net assets.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earned fees related to investments in affiliated funds.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned through the ownership of contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. For the year ended December 31, 2003 and until April 30, 2004, BACAP Distributors agreed to voluntarily waive 100% of the Portfolios' shareholder servicing and distribution fees, with the exception of International Opportunities Portfolio.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended December 31, 2003, were as follows:

PORTFOLIO                                                      PURCHASES         SALES
-----------------------------------------------------------------------------------------
International Opportunities.................................  $ 63,909,916    $38,859,541
International Value.........................................     2,017,947      5,813,735
Focused Equities............................................   114,765,025     93,275,918
Small Company...............................................    24,049,840     13,066,431
21st Century................................................    17,915,402     15,064,957
Growth......................................................    69,414,516     55,735,885
Capital Growth..............................................    28,195,538     23,844,603
MidCap Growth...............................................    30,529,582     12,421,440
Value.......................................................    37,071,905     16,866,908
Asset Allocation............................................    16,234,271     10,457,173
High Yield Bond.............................................    50,388,259     22,127,280

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2003


The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended December 31, 2003, were as follows:

PORTFOLIO                                                      PURCHASES        SALES
----------------------------------------------------------------------------------------
Asset Allocation............................................  $27,305,301    $27,177,110
High Yield Bond.............................................      873,375             --

5.  FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 2003, the following Portfolios had forward foreign currency contracts outstanding:

                                                                VALUE OF          VALUE OF                           UNREALIZED
                                                                CONTRACT          CONTRACT       MARKET VALUE      APPRECIATION/
                                              LOCAL           WHEN OPENED       WHEN OPENED       OF CONTRACT      (DEPRECIATION)
DESCRIPTION                                  CURRENCY       (LOCAL CURRENCY)    (US DOLLARS)     (US DOLLARS)       (US DOLLARS)
---------------------------------------------------------------------------------------------------------------------------------
FOCUSED EQUITIES:
CONTRACTS TO SELL:
Expiring March 17, 2004.................       Euro            (2,110,660)      $(2,609,725)      $(2,656,661)        $(46,936)
Expiring March 17, 2004.................       Euro            (1,907,918)       (2,354,562)       (2,401,474)         (46,912)
                                                                                                                      --------
Net unrealized depreciation.............                                                                              $(93,848)
                                                                                                                      ========
21ST CENTURY:
CONTRACTS TO SELL:
Expiring March 17, 2004.................       Euro              (231,720)      $  (284,923)      $  (291,663)        $ (6,740)
Expiring March 17, 2004.................  Pound Sterling         (181,977)         (318,423)         (323,812)          (5,389)
                                                                                                                      --------
Net unrealized depreciation.............                                                                              $(12,129)
                                                                                                                      ========
GROWTH:
CONTRACTS TO SELL:
Expiring March 17, 2004.................       Euro              (495,070)      $  (612,129)      $  (623,138)        $(11,009)
Expiring March 17, 2004.................       Euro              (447,521)         (552,285)         (563,289)         (11,004)
                                                                                                                      --------
Net unrealized depreciation.............                                                                              $(22,013)
                                                                                                                      ========
CAPITAL GROWTH:
CONTRACTS TO SELL:
Expiring March 17, 2004.................       Euro              (105,464)      $  (130,401)      $  (132,746)        $ (2,345)
Expiring March 17, 2004.................       Euro               (95,337)         (117,656)         (120,000)          (2,344)
                                                                                                                      --------
Net unrealized depreciation.............                                                                              $ (4,689)
                                                                                                                      ========
HIGH YIELD BOND:
CONTRACTS TO BUY:
Expiring January 6, 2004................       Euro                 7,000       $     8,823       $     8,828         $      5
                                                                                                                      ========

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2003


6.  SHARES OF BENEFICIAL INTEREST

At December 31, 2003, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At December 31, 2003, Hartford Life Insurance Company owned or were record owners of the following percentage of shares outstanding:

                                                              % OF SHARES   % OF SHARES AS
PORTFOLIO                                                        OWNED       RECORD OWNER
------------------------------------------------------------------------------------------
International Opportunities.................................       --%           68.2%
International Value.........................................       --            57.3
Focused Equities............................................       --            78.6
Small Company...............................................     12.8            78.6
21st Century................................................       --            78.6
Growth......................................................       --            71.3
Capital Growth..............................................     13.6            82.5
MidCap Growth...............................................       --            84.3
Value.......................................................       --            91.5
Asset Allocation............................................       --            93.1
High Yield Bond.............................................     16.7            56.5

7.  LINE OF CREDIT

The Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Portfolios had no borrowings outstanding at December 31, 2003. For the year ended December 31, 2003, borrowings by the Portfolios under the Agreement were as follows:

                                                              AVERAGE AMOUNT       AVERAGE
PORTFOLIO                                                      OUTSTANDING*     INTEREST RATE
---------------------------------------------------------------------------------------------
International Value.........................................      $5,230            1.76%
Small Company...............................................         219            1.50
Growth......................................................       1,170            1.73

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

8.  SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. The income earned by each Portfolio from securities lending is included in its Statement of operations.

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2003


At December 31, 2003, the following Portfolios had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
PORTFOLIO                                                     LOANED SECURITIES    OF COLLATERAL
------------------------------------------------------------------------------------------------
Focused Equities............................................     $ 1,337,048        $ 1,367,755
Small Company...............................................         953,041          1,004,501
21st Century................................................         184,728            192,288
Growth......................................................       1,249,491          1,286,860
Capital Growth..............................................         211,321            216,319
Value.......................................................         510,046            521,079
Asset Allocation............................................       1,027,490          1,050,986
High Yield Bond.............................................      11,404,039         11,920,788

9.  INCOME TAXES

Information on the tax components of capital at December 31, 2003 is as follows:

                                                                                                         NET TAX
                                                                                                        UNREALIZED
                                                                                                      APPRECIATION/
                                                                                                      (DEPRECIATION)
                                                                                        NET TAX       ON DERIVATIVES
                                          COST OF                                      UNREALIZED      AND FOREIGN
                                        INVESTMENTS     GROSS TAX      GROSS TAX     APPRECIATION/     CURRENCY AND
                                          FOR TAX       UNREALIZED     UNREALIZED    (DEPRECIATION)     NET OTHER
PORTFOLIO                                 PURPOSES     APPRECIATION   DEPRECIATION   OF INVESTMENTS       ASSETS
--------------------------------------------------------------------------------------------------------------------
International Opportunities...........  $ 42,820,219   $10,223,356    $  (140,262)    $10,083,094        $ 4,683
International Value...................    20,843,565     4,781,685     (1,452,117)      3,329,568            317
Focused Equities......................   124,771,528    39,025,892       (132,161)     38,893,731            370
Small Company.........................    30,597,366     6,563,410       (591,828)      5,971,582             --
21st Century..........................     9,180,304     2,205,947        (34,584)      2,171,363             --
Growth................................    75,754,641    21,541,994       (206,674)     21,335,320            421
Capital Growth........................    17,555,118     3,039,635        (41,542)      2,998,093             --
MidCap Growth.........................    32,677,817     5,858,451       (258,678)      5,599,773             --
Value.................................    42,404,313     7,468,461       (164,505)      7,303,956             --
Asset Allocation......................    19,237,049     2,004,944        (52,750)      1,952,194             --
High Yield Bond.......................    84,579,644     7,337,386       (872,207)      6,465,179         (2,226)


                                         UNDISTRIBUTED     UNDISTRIBUTED
                                            ORDINARY         LONG-TERM
                                            INCOME/           GAINS/
                                          (ACCUMULATED     (ACCUMULATED
PORTFOLIO                                ORDINARY LOSS)    CAPITAL LOSS)
--------------------------------------  --------------------------------
International Opportunities...........      $     --       $ (2,190,620)
International Value...................            --            (21,899)
Focused Equities......................       (93,844)       (38,825,596)
Small Company.........................            --         (1,309,066)
21st Century..........................       (29,539)        (1,938,589)
Growth................................       (21,765)       (22,235,387)
Capital Growth........................        (4,560)        (7,008,254)
MidCap Growth.........................            --         (1,891,156)
Value.................................            --         (1,869,502)
Asset Allocation......................            --         (1,348,999)
High Yield Bond.......................       602,913                 --

At December 31, 2003, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

PORTFOLIO                            EXPIRING IN 2006   EXPIRING IN 2007   EXPIRING IN 2008   EXPIRING IN 2009   EXPIRING IN 2010
---------------------------------------------------------------------------------------------------------------------------------
International Opportunities........      $     --           $    --           $       --        $ 1,595,605        $   582,100
International Value................            --                --                   --                 --                 --
Focused Equities...................            --                --            5,634,415         23,143,673         10,047,508
Small Company......................            --                --                   --                 --            870,090
21st Century.......................            --                --                   --          1,700,623            237,966
Growth.............................            --                --              262,272         13,882,689          7,897,511
Capital Growth.....................            --                --              394,003          1,966,000          4,631,508
MidCap Growth......................            --                --                   --             57,066          1,091,297
Value..............................            --                --                   --            373,585          1,490,211
Asset Allocation...................       178,334            74,210                   --                 --            872,757

PORTFOLIO                            EXPIRING IN 2011
-----------------------------------  ----------------
International Opportunities........      $     --
International Value................        21,899
Focused Equities...................            --
Small Company......................       416,000
21st Century.......................            --
Growth.............................       192,915
Capital Growth.....................            --
MidCap Growth......................       688,180
Value..............................            --
Asset Allocation...................       221,031

During the year ended December 31, 2003, the following Portfolios utilized capital losses as follows:

                                                                  CAPITAL
PORTFOLIO                                                     LOSSES UTILIZED
-----------------------------------------------------------------------------
International Opportunities.................................    $1,820,784
Focused Equities............................................        26,479
21st Century................................................     1,000,874
Capital Growth..............................................       382,220
Value.......................................................       193,431

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2003


Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2003, the following Portfolios elected to defer losses occurring between November 1, 2003 and December 31, 2003 under these rules, as follows:

                                                              CAPITAL LOSSES    CURRENCY LOSSES
PORTFOLIO                                                        DEFERRED          DEFERRED
-----------------------------------------------------------------------------------------------
International Opportunities.................................     $12,915            $    --
Focused Equities............................................          --             93,844
Small Company...............................................      22,976                 --
21st Century................................................          --             29,539
Growth......................................................          --             21,765
Capital Growth..............................................      16,743              4,560
MidCap Growth...............................................      54,613                 --
Value.......................................................       5,706                 --
Asset Allocation............................................       2,668                 --

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2004.

The tax composition of distributions were as follows:

                                                                               2003                               2002
                                                              --------------------------------------   --------------------------
                                                               ORDINARY      LONG-TERM     RETURN OF    ORDINARY      LONG-TERM
PORTFOLIO                                                       INCOME     CAPITAL GAINS    CAPITAL      INCOME     CAPITAL GAINS
---------------------------------------------------------------------------------------------------------------------------------
International Opportunities.................................  $    4,854      $   --        $    --    $    4,520      $    --
International Value.........................................     244,898       3,220         12,224       517,360       32,201
Focused Equities............................................          --          --             --            --           --
Small Company...............................................          --          --             --            --       13,203
21st Century................................................          --          --             --            --           --
Growth......................................................          --          --             --            --           --
Capital Growth..............................................       5,537          --             --        16,833           --
MidCap Growth...............................................          --          --             --            --           --
Value.......................................................     457,426          --             --       196,629           --
Asset Allocation............................................     208,018          --             --       166,471           --
High Yield Bond.............................................   4,882,586          --             --     2,388,785           --

Certain reclassifications are made to each Portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to different book and tax accounting for foreign currency, dividend reclassifications, REIT investments, defaulted securities and non-deductible net operating losses.

                                                                               ACCUMULATED NET
                                                                                  REALIZED
                                                              UNDISTRIBUTED    GAIN/(LOSS) ON
                                                               INVESTMENT        INVESTMENTS       PAID-IN
PORTFOLIO                                                        INCOME             SOLD           CAPITAL
-----------------------------------------------------------------------------------------------------------
International Opportunities.................................    $ (4,850)         $ 120,983       $(116,133)
International Value.........................................       4,858                207          (5,065)
Focused Equities............................................     367,335            157,118        (524,453)
Small Company...............................................     180,211              6,717        (186,928)
21st Century................................................      25,816             18,766         (44,582)
Growth......................................................     240,195             27,136        (267,331)
Capital Growth..............................................       9,899               (129)         (9,770)
MidCap Growth...............................................      98,743                 --         (98,743)
Value.......................................................     (10,112)            29,512         (19,400)
Asset Allocation............................................       2,885                 --          (2,885)
High Yield Bond.............................................     131,165           (131,165)             --

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2003


10.  COMMITMENTS AND CONTINGENCIES

As of December 31, 2003, the High Yield Bond Portfolio had unfunded loan commitments pursuant to the following loan agreements:

                                                               UNFUNDED
BORROWER                                                      COMMITMENT
------------------------------------------------------------------------
Mirant Revolving Credit Facility............................   $263,990
Owens Corning, Inc. ........................................      6,201

These commitments are available to maturity date of the respective security.

11.  RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Portfolios do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

The following securities are considered restricted as to resale at December 31, 2003 for the High Yield Bond Portfolio.

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2003


                                                                                                                     PERCENTAGE
                                                                          PRINCIPAL                  MARKET VALUE      OF NET
SECURITY                                            ACQUISITION DATE    AMOUNT/SHARES      COST        12/31/03        ASSETS
---------------------------------------------------------------------------------------------------------------------------------
ACP Holding Company, Common Stock(h)(i)...........  10/10/03                25,603      $    7,389    $   12,802         0.0*%
ACP Holding Company, Warrants, Expire
  10/07/13(d)(h)(i)...............................  10/08/03                28,376              --        13,904         0.0*
Algoma Steel Inc., 11.000% due 12/31/09(i)........  08/23/01-07/10/03      311,000         221,553       304,780         0.4
Algoma Steel Inc., 1.000% due 12/31/30(i).........  04/12/01-12/14/01       35,000              --        31,500         0.0*
Colo.com, 13.875% due 03/15/10(a)(d)(g)(i)........  06/27/03               125,000          42,609         1,250         0.0*
Colo.com, Warrants, Expire 03/15/10(d)(h)(i)......  08/10/00-04/03/01          125          13,519             1         0.0*
Fountain View Inc. Common Stock(g)(h)(i)..........  09/19/03                    56               1             1         0.0*
Gilroy Asset Receivable Loan, 10.000% due
  09/30/14(d)(i)..................................  10/20/03               431,297         432,454       431,297         0.5
Globix Corporation, 11.000% due
  05/01/08(c)(d)(i)...............................  10/15/01-04/08/02       53,585          56,869        47,155         0.1
Globix Corporation, Common Stock(d)(h)(i).........  10/15/01-04/08/02        5,619              --        22,476         0.0*
GT Telecom Racers Notes Trust, Series A, 0.000%
  due 06/30/08(a)(b)(e)(g)(i).....................  12/13/01                40,825          15,293             4         0.0*
GT Telecom Racers Notes Trust, Series B, 0.000%
  due 06/30/08(a)(b)(e)(g)(i).....................  12/13/01                29,175          15,785             3         0.0*
Mirant Revolving Credit Facility, (Citigroup),
  0.000% due 01/15/05(a)(b)(f)(i).................  01/15/03               100,000         100,000        57,750         0.1
Mirant Revolving Credit Facility, (J.P. Morgan
  Chase & Company), 0.000% due
  07/17/05(a)(b)(f)(i)............................  07/10/03               131,465          90,711       102,214         0.1
NII Holdings, Inc., Class B, Common Stock(h)(i)...  11/14/01                 1,192           2,979        88,959         0.1
NII Holdings, Inc., (0.000)% due 11/01/09 13.000%
  beginning 11/01/04(i)...........................  11/13/02               169,961         135,393       173,360         0.2
NEON Communications, Inc., Preferred
  Stock(g)(h)(i)..................................  12/04/02                 3,477          39,115        39,116         0.0*
NEON Communications, Inc., Class A Warrants,
  Expire 12/02/12(g)(h)(i)........................  12/04/02                17,391              --        21,739         0.0*
NEON Communications, Inc., Common
  Stock(g)(h)(i)..................................  09/30/03                31,905          28,263        39,881         0.0*
NEON Communications, Inc., Warrants, Expire
  12/02/12(g)(h)(i)...............................  12/04/02-09/30/03       52,773          28,263           528         0.0*
Ono Finance plc, Warrants, Expire
  03/16/11(d)(h)(i)...............................  02/09/01                   105          14,486             1         0.0*
Owens Corning Bank Debt, (Goldman Sachs and
  Company), 0.000% due 01/10/04(a)(b)(e)(f)(i)....  08/15/01-10/14/02       94,221          63,181        66,897         0.1
Pacific Gas and Electric Company Bank Debt A,
  (Goldman Sachs and Company), 8.750% due
  12/30/06(e)(f)(i)...............................  07/10/02               135,000         130,951       135,675         0.2
President Casinos, Inc., 13.000% due
  09/15/04(a)(g)(i)...............................  08/20/01                37,000          17,575        17,575         0.0*
Qwest Communications, Term B, (Credit Suisse First
  Boston), 6.950% due 06/30/10(e)(f)(i)...........  06/05/03               350,000         344,218       358,574         0.4
Qwest Services Corporation, (Bear Stearns &
  Company, Inc.), 4.620% due 05/03/05(e)(f)(i)....  01/24/03                11,180          10,036        11,129         0.0*
Thermadyne Holding Corporation, Common
  Stock(h)(i).....................................  05/23/03-09/25/03       16,116         173,625       198,227         0.2
United Artists Theatre Circuit Inc., Series
  1995-A, 9.300% due 07/01/15(g)(i)...............  01/27/03               114,002         103,033       114,002         0.1
Ziff Davis Holdings, Inc., Series E-1, Preferred
  Stock(h)(i).....................................  08/15/01-09/04/01           25              --           556         0.0*
Ziff Davis Holdings, Inc., Warrants, Expire
  08/12/12(h)(i)..................................  08/15/01-09/01/01        4,730              --            47         0.0*
                                                                                        ----------    ----------         ---
Total.............................................                                      $2,087,301    $2,291,403         2.5%
                                                                                        ==========    ==========         ===

---------------

 * Amount represents less than 0.1%.

(a)Issue in default.

(b)Issuer in bankruptcy.

(c)PIK ("Payment in kind"). Interest or dividend payment is made with additional securities.

(d)Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)Variable rate note. The interest rate shown reflects the rate in effect at December 31, 2003.

 (f)
   Loan participation agreement. Participation interests were acquired through the financial institution indicated parenthetically.

(g)Fair valued security.

(h)Non-income producing security.

 (i)
   Illiquid security.

NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                DECEMBER 31, 2003


12.  SUBSEQUENT EVENT

On August 28, 2003, the Board of Trustees approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which Growth Portfolio would acquire all of the assets of Capital Growth Portfolio in exchange for shares of equal value of Growth Portfolio and assumption by Growth Portfolio of all liabilities of Capital Growth Portfolio. The Plan was approved by shareholders of Capital Growth Portfolio on January 16, 2004 and the reorganization occurred on January 23, 2004.

On December 23, 2003, the Board of Trustees approved a reduction in the contractual advisory fee and administration fee for the Asset Allocation Portfolio. Effective January 1, 2004, the advisory fee was reduced from 0.65% to 0.60% and the administration fee was reduced from 0.23% to 0.22%.

13.  EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in certain open-end Nations Funds. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and also "late trading". There are no allegations of any improper trading in shares of the Trust or any of the Portfolios.

On September 8, 2003, Bank of America Corporation announced that, to the extent that the independent trustees determine that Nations Funds shareholders were adversely affected by a discretionary market-timing agreement or late trading activities, the adviser will make appropriate restitution. Bank of America Corporation also announced that the adviser will promptly return to Nations Funds that were the subject of a market-timing agreement all management and investment advisory fees it received as a result of such agreement. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by Nations Funds in connection with this matter. On September 16, 2003, the NYAG announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Nations Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name Nations Funds, its Trustees and officers, who also serve as Trustees and officers of the Trust, BACAP Distributors and BACAP, among others, as defendants. As of the date of this report, these lawsuits and investigations by various state and federal authorities, including the NYAG and the SEC, are ongoing.

NATIONS FUNDS

  REPORT OF INDEPENDENT AUDITORS


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS SEPARATE ACCOUNT TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio, Nations Capital Growth Portfolio, Nations MidCap Growth Portfolio, Nations Value Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio (constituting the eleven portfolios of Nations Separate Account Trust, hereafter referred to as the "Trust") at December 31, 2003, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 12, effective January 23, 2004, Growth Portfolio acquired all of the assets of Capital Growth Portfolio.

PricewaterhouseCoopers LLP
New York, New York
February 26, 2004

NATIONS FUNDS

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended December 31, 2003, the amount of long-term capital gains designated by Nations Separate Account Trust for the International Value Portfolio was $3,220.

Of the ordinary income (including short-term capital gain) distributions made by Nations Separate Account Trust during the fiscal year ended December 31, 2003, the following percentage qualifies for the dividend received deduction available to corporate shareholders:

Nations Marsico International Opportunities Portfolio.......      0.00%
Nations International Value Portfolio.......................      0.00%
Nations Marsico Focused Equities Portfolio..................      0.00%
Nations Small Company Portfolio.............................      0.00%
Nations Marsico 21st Century Portfolio......................      0.00%
Nations Marsico Growth Portfolio............................      0.00%
Nations Capital Growth Portfolio............................    100.00%
Nations MidCap Growth Portfolio.............................      0.00%
Nations Value Portfolio.....................................    100.00%
Nations Asset Allocation Portfolio..........................     58.62%
Nations High Yield Bond Portfolio...........................      0.00%

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Separate Account Trust (the "Trust") oversees the Trust's series ("Portfolios") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Portfolios, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Portfolios. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

                                                                                           NUMBER OF FUNDS IN
NAME, AGE AND POSITION    TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S) DURING       FUND COMPLEX OVERSEEN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED            THE PAST FIVE YEARS                  BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael    Indefinite term:        Senior Managing Director of The                   83
Age: 60                  Trustee since 1999      Succession Fund (a company formed to
Chairman of the Board                            advise and buy family owned companies)
and Trustee                                      from 1998 through April 2001.
William H. Grigg         Indefinite term;        Retired; Chairman Emeritus since                  83
Age: 71                  Trustee since 1997      December 1997 and Chairman and Chief
Trustee                                          Executive Officer through July 1997 --
                                                 Duke Power Co.
Thomas F. Keller         Indefinite term;        R.J. Reynolds Professor of Business               83
Age: 72                  Trustee since 1997      Administration, Fuqua School of
Trustee                                          Business, Duke University, since July
                                                 1974; Dean, Fuqua School of Business
                                                 Europe, Duke University, July 1999
                                                 through June 2001
Carl E. Mundy, Jr.       Indefinite term;        President and Chief Executive Officer,            79
Age: 68                  Trustee since 1997      USO, from May 1996 to May 2000;
Trustee                                          Commandant, United States Marine Corps
                                                 from July 1991 to July 1995; and
                                                 Member, Board of Advisors to the
                                                 Comptroller General of the United
                                                 States
Dr. Cornelius J. Pings   Indefinite term;        Retired; President, Association of                79
Age: 74                  Trustee since 1999      American Universities from February
Trustee                                          1993 to June 1998
Minor Mickel Shaw        Indefinite term;        President, Micco Corporation and                  79
Age: 56                  Trustee since 2003      Mickel Investment Group
Trustee
Charles B. Walker        Indefinite term;        Retired; Vice Chairman and Chief                  79
Age: 64                  Trustee since 1997      Financial Officer, Albemarle
Trustee                                          Corporation (chemical manufacturing)
                                                 through February 2003


NAME, AGE AND POSITION         OTHER DIRECTORSHIPS HELD
 HELD WITH THE TRUST                  BY TRUSTEE
----------------------  --------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Director, Cobra Electronics
Age: 60                 Corporation (electronic equipment
Chairman of the Board   manufacturer), Rayovac Corp.
and Trustee             (batteries), The Finish Line (apparel)
                        and Golden Rule Insurance Company;
                        Chairman of the Board and Board
                        Member, Nations Funds Family (6
                        registered investment companies).
William H. Grigg        Director, The Shaw Group, Inc.,
Age: 71                 Kuhlman Electric Corp. (manufacturer
Trustee                 of transformers) and Faison
                        Enterprises (real estate); Director
                        and Vice Chairman, Aegis Insurance
                        Services, Ltd. (a mutual fund
                        insurance company in Bermuda); Board
                        Member, Nations Funds Family (6
                        registered investment companies)
Thomas F. Keller        Director, Wendy's International, Inc.
Age: 72                 (restaurant operating and
Trustee                 franchising), Dimon, Inc. (tobacco)
                        and Biogen, Inc. (pharmaceutical
                        biotechnology); Board Member, Nations
                        Funds Family (6 registered investment
                        companies)
Carl E. Mundy, Jr.      Director, Schering-Plough
Age: 68                 (pharmaceuticals and health care
Trustee                 products) and General Dynamics
                        Corporation (defense systems);
                        Chairman, Board of Trustees, Marine
                        Corps University Foundation; Trustee,
                        Nations Funds Family (3 registered
                        investment companies)
Dr. Cornelius J. Pings  Director, Edelbrock Corp. (automotive
Age: 74                 products) and Farmers Group, Inc.
Trustee                 (insurance company); Trustee, Nations
                        Funds Family (3 registered investment
                        companies)
Minor Mickel Shaw       Chairman and Trustee, The
Age: 56                 Daniel-Mickel Foundation of South
Trustee                 Carolina; Vice- Chairman and Trustee,
                        Greenville-Spartanburg Airport
                        Commission and Greenville Hospital
                        System Foundation; Trustee, The Duke
                        Endowment; Trustee, Nations Funds
                        Family (3 registered investment
                        companies)
Charles B. Walker       Director, Ethyl Corporation (chemical
Age: 64                 manufacturing); Trustee, Nations Funds
Trustee                 Family (3 registered investment
                        companies)

NATIONS FUNDS

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                           NUMBER OF FUNDS IN
NAME, AGE AND POSITION    TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S) DURING       FUND COMPLEX OVERSEEN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED            THE PAST FIVE YEARS                  BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
Edmund L. Benson, III    Indefinite term;        President and Treasurer, Saunders &               79
Age: 66                  Trustee since 1997      Benson, Inc. (insurance)
Trustee
James B. Sommers         Indefinite term;        Retired                                           79
Age: 64                  Trustee since 1997
Trustee
Thomas S. Word, Jr.      Indefinite term;        Partner, McGuire, Woods, LLP (law                 79
Age: 65                  Trustee since 1997      firm)
Trustee
OFFICERS
Edward D. Bedard         Indefinite interim      Interim President and Chief Executive             N/A
Age: 45                  term; Interim           Officer of the Trust, Nations Funds
President and Chief      President and Chief     Trust ("NFST") and Nations Master
Executive Officer        Executive Officer       Investment Trust ("NMIT") since Sept.
                         since September 2003    2003; Interim President and Chief
                                                 Executive Officer of Nations
                                                 Government Income Term Trust 2004,
                                                 Inc., Nations Balanced Target Maturity
                                                 Fund and Hatteras Income Securities,
                                                 Inc. since Sept. 2003. Chief Financial
                                                 Officer of the Trust, NFST and NMIT
                                                 from Oct. 2002 through Oct. 2003;
                                                 Chief Financial Officer of Nations
                                                 Government Income Term Trust 2004,
                                                 Inc., Nations Balanced Target Maturity
                                                 Fund and Hatteras Income Securities,
                                                 Inc. from 1997 through Oct. 2003.
                                                 Various to Senior Vice President,
                                                 Managing Director, Chief
                                                 Administrative Officer, Treasurer and
                                                 Manager, BACAP since 2000; Director,
                                                 Senior Vice President, and Treasurer
                                                 of NB Partner Corp. since 2000;
                                                 Various to Senior Vice President,
                                                 Chief Financial Officer and Manager of
                                                 BACAP Distributors, LLC since 1996;
                                                 Various to Chief Operating Officer and
                                                 Senior Vice President of BACAP
                                                 Advisory Partners, LLC since 2002;
                                                 Senior Vice President and Treasurer of
                                                 Marsico Management Holdings, L.L.C.
                                                 since 2001; and Senior Vice President,
                                                 Bank of America, N.A. since 1996. Mr.
                                                 Bedard also serves as a Senior Officer
                                                 for other Bank of America-affiliated
                                                 entities, including various registered
                                                 and unregistered funds.


NAME, AGE AND POSITION         OTHER DIRECTORSHIPS HELD
 HELD WITH THE TRUST                  BY TRUSTEE
----------------------  --------------------------------------
INTERESTED TRUSTEES(1)
Edmund L. Benson, III   Director, Insurance Managers Inc.
Age: 66                 (insurance) and Saunders & Benson,
Trustee                 Inc. (insurance); Trustee, Nations
                        Funds Family (3 registered investment
                        companies)
James B. Sommers        Chairman, Central Piedmont Community
Age: 64                 College Foundation; Director, Board of
Trustee                 Commissioners, Charlotte/Mecklenberg
                        Hospital Authority and Carolina Pad &
                        Paper Co.; Trustee, Central Piedmont
                        Community College and Mint Museum of
                        Art; Trustee, Nations Funds Family (3
                        registered investment companies)
Thomas S. Word, Jr.     Director, Vaughan-Bassett Furniture
Age: 65                 Company, Inc. (furniture) and Bassett
Trustee                 Mirror Company (glass furniture);
                        Trustee, Nations Funds Family (3
                        registered investment companies)
OFFICERS
Edward D. Bedard        N/A
Age: 45
President and Chief
Executive Officer

NATIONS FUNDS

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                           NUMBER OF FUNDS IN
NAME, AGE AND POSITION    TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S) DURING       FUND COMPLEX OVERSEEN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED            THE PAST FIVE YEARS                  BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
Gerald Murphy            Indefinite interim      Interim Chief Financial Officer of the            N/A
Age: 44                  term (Chief Financial   Trust, NFST and NMIT since Sept. 2003;
Chief Financial          Officer); Indefinite    Interim Chief Financial Officer of
Officer and Treasurer    term (Treasurer);       Nations Government Income Term Trust
                         Interim Chief           2004, Inc., Nations Balanced Target
                         Financial Officer and   Maturity Fund and Hatteras Income
                         Treasurer since         Securities, Inc. since Sept. 2003;
                         September 2003          Treasurer of the Trust, NFST and NMIT
                                                 since Jan. 2003; Treasurer of Nations
                                                 Government Income Term Trust 2004,
                                                 Inc., Nations Balanced Target Maturity
                                                 Fund and Hatteras Income Securities,
                                                 Inc. since 1999; Senior Vice
                                                 President, BACAP (or its predecessors)
                                                 since 1998; Vice President, Citibank
                                                 1997-December 1998. Mr. Murphy also
                                                 serves as a Senior Officer for other
                                                 Bank of America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.
Robert B. Carroll        Indefinite term;        Secretary of the Trust, NFST and NMIT             N/A
Age: 43                  Secretary and Chief     since Jan. 2003; Secretary of Nations
Secretary and Chief      Legal Officer since     Government Income Term Trust 2004,
Legal Officer            2003                    Inc., Nations Balanced Target Maturity
                                                 Fund and Hatteras Income Securities,
                                                 Inc. since 1997; Chief Legal Officer
                                                 of each of the above entities since
                                                 August 2003; Associate General
                                                 Counsel, Bank of America Corporation
                                                 since 1999; Assistant General Counsel,
                                                 Bank of America Corporation 1996-1999.
                                                 Mr. Carroll also serves as a Senior
                                                 Officer for other Bank of America-
                                                 affiliated entities, including various
                                                 registered and unregistered funds.


NAME, AGE AND POSITION         OTHER DIRECTORSHIPS HELD
 HELD WITH THE TRUST                  BY TRUSTEE
----------------------  --------------------------------------
Gerald Murphy           N/A
Age: 44
Chief Financial
Officer and Treasurer
Robert B. Carroll       N/A
Age: 43
Secretary and Chief
Legal Officer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

ITEM 2.  CODE OF ETHICS.

         (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

         (b) Not applicable.

         (c) The registrant has not amended its code of ethics during the period covered by the shareholder report presented in Item 1 hereto.

         (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its code of ethics during the period covered by the shareholder report presented in Item 1 hereto.

         (e) Not applicable.

         (f) The registrant's code of ethics is attached as an exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The registrant's Board of Trustees has determined that Dr. Thomas F. Keller qualifies as an audit committee financial expert, as defined in
         Item 3 of Form N-CSR. Dr. Keller is considered independent for purposes of Item 3 of Form N-CSR. He is an "independent" trustee (i.e., he is not an interested person of the registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the registrant, other than in his capacity as a Trustee).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $226,750 for 2002 and $264,780 for 2003.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2002 and $0 for 2003.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $71,600 for 2002 and $75,812 for 2003.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2002 and $0 for 2003.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


                           BACAP/NATIONS FUNDS POLICY
                  FOR APPROVAL OF AUDIT AND NON-AUDIT SERVICES


Under the new Sarbanes-Oxley rules, the Audit Committee is required to pre-approve all audit and non-audit services rendered by PWC to the Funds, and those non-audit services relating directly to the Funds' operations and financial reporting that are rendered by PWC to BACAP and those of its affiliates that provide ongoing services to the Fund.

Annual Pre-approval of audit and non-audit services

We would ask that the Audit Committee continue to pre-approve the following at the November board meeting:

o    amounts for the annual audit services.

o    amounts related to the annual tax services.

o separate amounts for "agreed upon procedures" and consultative type of work. More specifically, this would include agreed upon procedures relating to the funds' accounting records and/or tax compliance in connections with mergers, in-kind contributions or redemptions and other fund reorganizations, up to a maximum $50,000 per annum.

o Separate amounts for tax consultations, research and discussions relating to proposed new registered funds and existing funds. This includes advice regarding the tax consequences of proposed or actual fund transactions, tax reporting issues and assistance in responding to inquiries from tax authorities. Management is requesting pre-approval for engagements that are less than $10,000 individually and $50,000 in the aggregate.

o Consultations, research and discussion regarding accounting and auditing issues relating to new or existing Funds. Pre-approved for engagements that are less than $10,000 individually and $25,000 in the aggregate.

o    Continuing education seminars for BACAP personnel.

Management will review with the Audit Committee at each November Board meeting these requested approvals. At this meeting Management would review the scope and fees related to the audit and tax services and also review the requests for pre-approval for "agreed upon procedures" and other consultative work.

Approval of additional non-audit services

To the extent that management would want PWC to do additional work above and beyond the pre-approved amounts, we would suggest the following:

To the extent that management seeks approval of such services at a regularly scheduled board meeting, the following will apply:

     o The matter will be covered under an agenda item in the Audit Committee agenda. Management will review with the Audit Committee the dollar amount and the business reasons for the needed work. The appropriate representatives from PWC will be present as needed by the Audit Committee.

To the extent that management is requesting approval between Board meetings, the following will apply:

     o If the request is for less than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include:

          >   The requested dollar amount.

          >   A detailed description of the work to be done.

          >   The business reasons for the needed work.

     o The Chairman will have the authority to approve or disapprove these non-audit fees. If the Chairman is unavailable to serve in this capacity, the Audit Committee has authorized an alternative member of the Audit Committee to approve or disapprove said fees. The Chairman also has the discretion to call a telephonic Audit Committee meeting if it is believed that the service raises issues where it is believed that the entire committee should discuss prior to approval.

          o To the extent that the Chairman approves such request, management and the Audit Committee Chairman / management will present to the full Board at the next regularly scheduled Board meeting.

          o If the request is for more than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include the requested dollar amount as well as a detailed description of the work to be done and the business reasons for the needed work. Management will then arrange for a telephonic Audit Committee meeting to discuss the request in more detail and to request the approval of the fees by the Audit Committee.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's Audit Committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 (except for fees on tax services as disclosed above) and $18.1 million, respectively, for year ended December 31, 2002 and $0 (except for fees on tax services as disclosed above) and $14.7 million, respectively, for year ended December 31, 2003.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to
         (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the registrant's principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

         Not Applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not Applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

         Not applicable

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         Not applicable

ITEM 10. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
                  15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 11.  EXHIBITS.

          EX-99.CODE ETH

          EX-99.CERT
               A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

          EX-99.906CERT
               Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nations Separate Account Trust
            ---------------------------------------------------
By:  /s/ Edward D. Bedard
     Edward D. Bedard
     President

Date:  March 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Edward D. Bedard
     Edward D. Bedard
     President

Date:  March 10, 2004

By:  /s/ Gerald Murphy
     Gerald Murphy
     Chief Financial Officer

Date:  March 5, 2004

* Print the name and title of each signing officer under his or her signature.